FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207132-04

May 11, 2016

Free Writing Prospectus

Structural and Collateral Term Sheet

$755,710,045

(Approximate Initial Mortgage Pool Balance)

$638,574,000

(Offered Certificates)

Citigroup Commercial Mortgage Trust 2016-C1

As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2016-C1

Citigroup Global Markets Realty Corp.

Cantor Commercial Real Estate Lending, L.P.

Starwood Mortgage Funding V LLC

FCRE REL, LLC

As Sponsors and Mortgage Loan Sellers

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Cantor Fitzgerald & Co.

Co-Lead Managers and Joint Bookrunners

Drexel Hamilton
Co-Manager

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus, dated on or about May 12, 2016, included as part of our registration statement (SEC File No. 333-207132) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., Cantor Fitzgerald & Co. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Cantor Fitzgerald & Co. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

2

The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus). See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

3

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$36,205,000		30.000%(5)	[ ]%	(6)	2.66	6/16 - 3/21
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$15,052,000		30.000%(5)	[ ]%	(6)	4.85	3/21 - 4/21
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$185,000,000		30.000%(5)	[ ]%	(6)	9.66	11/25 - 4/26
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$237,485,000		30.000%(5)	[ ]%	(6)	9.87	4/26 - 5/26
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$55,255,000		30.000%(5)	[ ]%	(6)	7.24	4/21 - 11/25
Class X-A	Aa1(sf) / AAAsf / AAA(sf)	$567,727,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	A1(sf) / AA-sf / AAA(sf)	$35,896,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aa2(sf) / AAAsf / AAA(sf)	$38,730,000	(10)	24.875%	[ ]%	(6)(11)	9.94	5/26 - 5/26
Class B(9)	A1(sf) / AA-sf / AA(sf)	$35,896,000	(10)	20.125%	[ ]%	(6)(11)	9.94	5/26 - 5/26
Class EC(9)	NR / A-sf / A+(sf)	$109,577,000	(10)	15.500%(12)	(11)	(11)	9.94	5/26 - 5/26
Class C(9)	NR / A-sf / A+(sf)	$34,951,000	(10)	15.500%(12)	[ ]%	(6)(11)	9.94	5/26 - 5/26

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class D	NR / BBB-sf / BBB(sf)	$47,232,000		9.250%	[ ]%	(6)	9.94	5/26 - 5/26
Class E	NR / BB-sf / BB+(sf)	$24,561,000		6.000%	[ ]%	(6)	9.94	5/26 - 5/26
Class F	NR / B-sf / BB-(sf)	$9,446,000		4.750%	[ ]%	(6)	9.94	5/26 - 5/26
Class G	NR / NR / B-(sf)	$9,447,000		3.500%	[ ]%	(6)	9.94	5/26 - 5/26
Class H	NR / NR / NR	$26,450,044		0.000%	[ ]%	(6)	9.98	5/26 - 6/26
Class R(13)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the Closing Date.

(4)	Determined assuming no prepayments prior to the maturity date for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.

(5)	The approximate initial credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

(6)	For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate described in clause (ii), or (iv) the weighted average rate described in clause (ii) less a specified percentage.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY (continued)

(7)	The Class X-A and Class X-B certificates (collectively, the “Class X Certificates”) will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A and Class X-B certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate of the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component from time to time. The notional amount of the Class X-B certificates will be equal to the certificate balance of the Class B trust component from time to time.

(8)	The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the weighted average of the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Preliminary Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the pass-through rate on the Class B trust component, as described in the Preliminary Prospectus.

(9)	The Class A-S, Class B and Class C certificates, in the applicable proportions, may be exchanged for Class EC certificates, and Class EC certificates may be exchanged for the applicable proportions of Class A-S, Class B and Class C certificates. The Class A-S, Class B and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)	On the Closing Date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have initial outstanding certificate balances, subject to a variance of plus or minus 5%, of $38,730,000, $35,896,000 and $34,951,000, respectively. The Exchangeable Certificates and the Class EC certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Exchangeable Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding certificate balance of the Class A-S, Class B or Class C trust component. The Class EC certificates will represent a beneficial interest in the remaining percentage of the outstanding certificate balances of the Class A-S, Class B and Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class EC certificates or any exchange of Class EC certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding certificate balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class EC and Class C certificates will be increased or decreased accordingly. The initial certificate balance of each class of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate balance of such class without giving effect to any issuance of Class EC certificates. The initial certificate balance of the Class EC certificates shown in the table above is equal to the aggregate of the maximum initial certificate balances of the Class A-S, Class B and Class C certificates, representing the maximum certificate balance of the Class EC certificates that could be issued in an exchange. The actual certificate balance of the Class EC certificates or any class of Exchangeable Certificates issued on the Closing Date may be less than the maximum certificate balance of that class and may be zero. The certificate balances of the Class A-S, Class B and Class C certificates to be issued on the Closing Date will be reduced, in required proportions, by an amount equal to the certificate balance of the Class EC certificates issued on the Closing Date. The aggregate certificate balance of the offered certificates shown on the cover page of this Term Sheet includes the maximum certificate balance of Exchangeable Certificates and Class EC certificates that could be outstanding on the Closing Date, equal to $109,577,000 (subject to a variance of plus or minus 5%).

(11)	The Class EC certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class EC certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates on the Class A-S, Class B and Class C certificates, respectively.

(12)	The approximate initial credit support percentages set forth for the Class C and Class EC certificates are equal to the subordination level of the underlying Class C trust component.

(13)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$755,710,045
Number of Mortgage Loans	54
Number of Mortgaged Properties	130
Average Cut-off Date Balance	$13,994,630
Weighted Average Mortgage Rate	4.97958%
Weighted Average Remaining Term to Maturity (months)	118
Weighted Average Remaining Amortization Term (months)(3)	349
Weighted Average Cut-off Date LTV Ratio(4)	66.1%
Weighted Average Maturity Date LTV Ratio(4)	57.2%
Weighted Average UW NCF DSCR(5)	1.48x
Weighted Average Debt Yield on Underwritten NOI(6)	10.1%
% of Initial Pool Balance of Mortgage Loans that are Amortizing Balloon	44.0%
% of Initial Pool Balance of Mortgage Loans that are Interest Only then Amortizing Balloon	39.5%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	16.6%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants(7)	3.0%
% of Initial Pool Balance of Mortgage Loans with Mezzanine Debt	5.4%

(1)	With respect to each mortgage loan that is part of a loan combination (as identified under “Collateral Overview—Loan Combination Summary” below), the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, UW NCF DSCR and Debt Yield on Underwritten NOI are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s), unless otherwise indicated. Additionally, with respect to the Shifrin Verizon & Aspen Oxford and Shifrin Verizon Centerville mortgage loans, which are cross-collateralized and cross-defaulted with each other, the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, UW NCF DSCR and Debt Yield on Underwritten NOI are presented in the aggregate. Other than as specifically noted, the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, UW NCF DSCR and Debt Yield on Underwritten NOI information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Excludes mortgage loans that are interest-only for the entire term.

(4)	The Cut-off Date LTV Ratios and Maturity Date LTV Ratios presented in this Term Sheet are generally based on the “as-is” values of the related mortgaged properties, provided that (i) the “as-is” value for a portfolio of mortgaged properties may include a premium relating to the valuation of the portfolio of mortgaged properties as a whole rather than as the sum of individually valued mortgaged properties, or may be based on the “as-complete” value for a mortgaged property which assumes the completion of PIP renovations, the costs of which were reserved at origination, (ii) such LTV ratios may be based on “as-stabilized” values in certain cases in which reserves have been established at origination for the applicable condition or circumstance that is expected to result in stabilization or (iii) such LTV ratios may be calculated based on the Cut-off Date Balance or Balloon Balance, as applicable, net of an earnout reserve. See the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

(5)	The UW NCF DSCR for each mortgage loan is generally calculated by dividing the UW NCF for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due; provided, that with respect to one mortgage loan structured with an economic holdback reserve, the UW NCF DSCR for such mortgage loan was calculated based on the annual debt service for such mortgage loan net of the related economic holdback reserve. See the definition of “UW NCF DSCR” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

(6)	The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan; provided that with respect to mortgage loans with an earnout or economic holdback reserve, the Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF for such mortgage loans may be calculated based on the Cut-off Date Balance net of the related earnout or economic holdback reserve. See the definitions of “Debt Yield on Underwritten NOI” and “Debt Yield on Underwritten NCF” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

(7)	With respect to the OZRE Leased Fee Portfolio mortgaged properties, the number of tenants is based on those tenants that lease the improvements from the ground lessee (rather than the tenant under the ground lease with the borrower), which improvements are not collateral for the OZRE Leased Fee Portfolio mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

6

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Cantor Fitzgerald & Co.
Co-Manager:	Drexel Hamilton, LLC
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$755,710,045
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	LNR Partners, LLC
Certificate Administrator:	Citibank, N.A.
Trustee:	Deutsche Bank Trust Company Americas
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
Closing Date:	June 1, 2016
Cut-off Date:

With respect to each mortgage loan, the due date in May 2016 for that mortgage loan (or, in the case of any mortgage loan that has its first due date subsequent to May 2016, the date that would have been its due date in May 2016 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day, commencing in June 2016
Distribution Date:	The 4th business day after the Determination Date, commencing in June 2016
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	May 2049
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

7

TRANSACTION HIGHLIGHTS

■	$755,710,044 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 54 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $755,710,045 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $13,994,630 and are secured by 130 mortgaged properties located throughout 24 states

—	LTV: 66.1% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.48x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.1% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 83.4% of the mortgage loans by Initial Pool Balance have scheduled amortization:

-	44.0% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

-	39.5% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 47.6% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 89.3% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

-	Real Estate Taxes: 51 mortgage loans representing 90.1% of the Initial Pool Balance

-	Insurance: 47 mortgage loans representing 72.5% of the Initial Pool Balance

-	Replacement Reserves (Including FF&E Reserves): 51 mortgage loans representing 89.3% of the Initial Pool Balance

-	Tenant Improvements / Leasing Commissions: 30 mortgage loans representing 92.9% of the portion of the Initial Pool Balance that is secured by office, retail and mixed use properties as well as two multifamily properties and one self storage property with retail tenants

—	Predominantly Defeasance: 86.4% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Retail: 35.2% of the mortgaged properties by allocated Initial Pool Balance are retail properties (25.4% are anchored retail properties)

—	Hospitality: 19.9% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Office: 12.5% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Self Storage: 10.9% of the mortgaged properties by allocated Initial Pool Balance are self storage properties

—	Multifamily: 9.9% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Other (Leased Fee): 8.7% of the mortgaged properties by allocated Initial Pool Balance are leased fee properties

■	Geographic Diversity: The 130 mortgaged properties are located throughout 24 states with only two states having greater than 10.0% of the allocated Initial Pool Balance: Ohio (13.9%) and Texas (10.5%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

8

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp.	25	36	$430,213,293	56.9%
Cantor Commercial Real Estate Lending, L.P.	15	79	182,810,378	24.2
Starwood Mortgage Funding V LLC	10	11	93,158,145	12.3
Citigroup Global Markets Realty Corp./Cantor Commercial Real Estate Lending, L.P. (1)	1	1	40,000,000	5.3
FCRE REL, LLC	3	3	9,528,229	1.3
Total	54	130	$755,710,045	100.0%

(1)	The Marriott Savannah Riverfront mortgage loan was co-originated by Citigroup Global Markets Realty Corp. and Cantor Commercial Real Estate Lending, L.P. and is evidenced by two promissory notes: (i) note A-1-1, with an outstanding principal balance of $20,000,000 as of the Cut-off Date, as to which Cantor Commercial Real Estate Lending, L.P. is acting as mortgage loan seller and (ii) note A-2-1, with an outstanding principal balance of $20,000,000 as of the Cut-off Date, as to which Citigroup Global Markets Realty Corp. is acting as mortgage loan seller.

Ten Largest Mortgage Loans

#	Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms / Units	Cut-off Date Balance Per SF / Rooms / Units	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
1	The Strip	$101,871,670	13.5%	Retail	786,928	$129	1.28x	8.4%	72.4%
2	OZRE Leased Fee Portfolio	65,750,000	8.7	Leased Fee(1)	3,926,180	$45	1.74x	7.6%	70.2%
3	Hyatt Regency Huntington Beach Resort & Spa	54,000,000	7.1	Hospitality	517	$386,847	1.74x	13.0%	54.4%
4	One Harbor Point Square	41,000,000	5.4	Office	251,295	$326	1.55x	10.3%	68.8%
5	Marriott Savannah Riverfront	40,000,000	5.3	Hospitality	387	$189,922	1.40x	12.0%	66.5%
6	4455 LBJ Freeway	29,000,000	3.8	Office	294,850	$98	1.57x	12.8%	62.9%
7	Storage Depot Portfolio	25,250,000	3.3	Self Storage	324,641	$78	1.30x	8.4%	67.7%
8	Strathallan DoubleTree by Hilton	22,329,301	3.0	Hospitality	155	$144,060	1.60x	14.4%	67.7%
9	Madbury Commons	20,000,000	2.6	Multifamily	525	$93,333	1.31x	8.5%	68.6%
10	Plumtree Apartments	17,175,000	2.3	Multifamily	406	$42,303	1.41x	9.8%	69.8%
	Top 10 Total / Wtd. Avg.	$416,375,971	55.1%				1.50x	10.1%	67.3%
	Remaining Total / Wtd. Avg.	339,334,074	44.9				1.47x	10.0%	64.6%
	Total / Wtd. Avg.	$755,710,045	100.0%				1.48x	10.1%	66.1%

(1)	The collateral for the OZRE Leased Fee Portfolio Loan Combination represents the fee simple interests in the land (and not the related improvements) at the OZRE Leased Fee Portfolio mortgaged properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

9

COLLATERAL OVERVIEW (continued)

Loan Combination Summary

Mortgaged Property Name(1)	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans	Pari Passu Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer	Special Servicer
OZRE Leased Fee Portfolio(3)	$65,750,000	8.7%	4	$110,000,000	$175,750,000	CFCRE 2016-C4(3)	Wells Fargo(3)	Rialto(3)
Hyatt Regency Huntington Beach Resort & Spa	$54,000,000	7.1%	5	$146,000,000	$200,000,000	CGCMT 2016-C1	Wells Fargo	LNR
One Harbor Point Square	$41,000,000	5.4%	1	$41,000,000	$82,000,000	CGCMT 2016-C1	Wells Fargo	LNR
Marriott Savannah Riverfront	$40,000,000	5.3%	4	$33,500,000	$73,500,000	CGCMT 2016-C1	Wells Fargo	LNR
Madbury Commons	$20,000,000	2.6%	1	$29,000,000	$49,000,000	CFCRE 2016-C4(4)	Wells Fargo(4)	Rialto(4)
247 Bedford Avenue	$17,150,000	2.3%	1	$13,850,000	$31,000,000	CGCMT 2016-C1	Wells Fargo	LNR
Park Place	$12,000,000	1.6%	3	$81,000,000	$93,000,000	CGCMT 2016-GC36	KeyBank	Wells Fargo
Embassy Suites Lake Buena Vista(5)	$11,000,000	1.5%	1	$31,000,000	$42,000,000	CGCMT 2016-C1(5)	Wells Fargo(5)	LNR(5)

(1)	Each of the mortgage loans secured by a mortgaged property or portfolio of mortgaged properties identified in the table above, together with the related companion loan(s), is referred to in this Term Sheet as a “loan combination”.

(2)	Each loan combination will be serviced under the related Controlling PSA, and the controlling class representative (or an equivalent entity) under the related Controlling PSA (or such other party as is designated under the related Controlling PSA) will be entitled to exercise the rights of controlling note holder for the subject loan combination.

(3)	The CFCRE 2016-C4 securitization transaction has not yet closed. However, based on a publicly available preliminary prospectus for the CFCRE 2016-C4 securitization transaction, it is expected that the OZRE Leased Fee Portfolio pari passu companion loans designated as notes A-1, A-4 and A-5 will be included in that transaction, and that transaction will close prior to this transaction. Additionally, the OZRE Leased Fee Portfolio loan combination is expected to be (and information is presented in the foregoing table based on the assumption that the OZRE Leased Fee Portfolio loan combination will be) initially serviced and administered pursuant to the CFCRE 2016-C4 pooling and servicing agreement. After the securitization of the OZRE Leased Fee Portfolio controlling pari passu companion loan, which is designated as note A-2 and is the related controlling note, the OZRE Leased Fee Portfolio loan combination will be serviced under the pooling and servicing agreement entered into in connection with that securitization, which will then be the applicable Controlling PSA.

(4)	The CFCRE 2016-C4 securitization transaction has not yet closed. However, based on a publicly available preliminary prospectus for the CFCRE 2016-C4 securitization transaction, it is expected that the controlling Madbury Commons pari passu companion loan designated as note A-1 will be included in that transaction, and that transaction will close prior to this transaction.

(5)	The Embassy Suites Lake Buena Vista loan combination will initially be serviced by the master servicer and the special servicer pursuant to the pooling and servicing agreement for this transaction. After the securitization of the Embassy Suites Lake Buena Vista controlling pari passu companion loan, which is designated as note A-1 and is the related controlling note, the Embassy Suites Lake Buena Vista loan combination will be serviced under the pooling and servicing agreement entered into in connection with that securitization, which will then be the applicable Controlling PSA. Although the pooling and servicing agreement for this transaction will temporarily be the Controlling PSA for the Embassy Suites Lake Buena Vista loan combination, the holder of the Embassy Suites Lake Buena Vista controlling pari passu companion loan designated as note A-1 will be the directing holder of the Embassy Suites Lake Buena Vista loan combination while it is serviced under the pooling and servicing agreement for this transaction and will exercise all rights normally exercised by the CGCMT 2016-C1 controlling class representative.

Mortgage Loans with Existing Mezzanine Debt

Mortgaged Property Name	Mortgage Loan Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Mezzanine Debt Cut- off Date Balance	Cut-off Date Total Debt Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
One Harbor Point Square	$41,000,000	$41,000,000	$16,900,000	$98,900,000	5.74195%	68.8%	83.0%	1.55x	1.13x

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

10

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
The Strip	CGMRC	North Canton	Ohio	Retail	$101,871,670	13.5%	GCCFC 2006-GG7
Hyatt Regency Huntington Beach Resort & Spa	CGMRC	Huntington Beach	California	Hospitality	$54,000,000	7.1%	JPMCC 2006-LDP7
Marriott Savannah Riverfront	CCRE, CGMRC	Savannah	Georgia	Hospitality	$40,000,000	5.3%	BACM 2006-2
Storage Depot-North	CGMRC	Harrisburg	Pennsylvania	Self Storage	$5,700,000	0.8%	MSC 1998-HF1
Storage Depot-West	CGMRC	Lemoyne	Pennsylvania	Self Storage	$5,000,000	0.7%	MSC 1998-HF1
Plumtree Apartments	CGMRC	Lansing	Michigan	Multifamily	$17,175,000	2.3%	DLJCM 1998-CG1
Victorian Square	CCRE	Midlothian	Virginia	Retail	$13,950,239	1.8%	JPMCC 2006-LDP7
Uncle Bob’s Anderson	CCRE	Anderson	South Carolina	Self Storage	$2,160,000	0.3%	COMM 2012-CR5
Uncle Bob’s Florence	CCRE	Florence	South Carolina	Self Storage	$815,000	0.1%	COMM 2012-CR5
Carmel Village	SMF V	Charlotte	North Carolina	Retail	$12,300,000	1.6%	WBCMT 2006-C27
Crossroads Plaza	SMF V	Goldsboro	North Carolina	Retail	$9,500,000	1.3%	CSMC 2006-C2
Fairfield Inn Asheville South	SMF V	Asheville	North Carolina	Hospitality	$8,700,000	1.2%	GCCFC 2007-GG9
Centennial Center	SMF V	Louisville	Colorado	Retail	$8,250,000	1.1%	COMM 2006-C7
Emory Village	CGMRC	Atlanta	Georgia	Retail	$7,250,000	1.0%	HFCMC 2000-PH1
Phelan Village Shopping Center	CCRE	Phelan	California	Retail	$6,692,315	0.9%	COMM 2006-C7
Winterhaven Square	CGMRC	Winter Haven	Florida	Retail	$5,500,000	0.7%	GSMS 2011-GC5
Riverbend Estates	CCRE	San Angelo	Texas	Manufactured Housing	$2,471,821	0.3%	CSMC 2006-C4
Rome Hilliard Storage	CGMRC	Columbus	Ohio	Self Storage	$3,133,383	0.4%	MLMT 2006-C1
Betta Stor-It	CGMRC	Mary Esther	Florida	Self Storage	$1,207,450	0.2%	MSC 2006-HQ8
Creekside Apartments	FCRE REL, LLC	Hope Mills	North Carolina	Multifamily	$2,487,911	0.3%	MSC 2006-HQ8

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

11

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut- off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	26	$266,063,704	35.2%	1.37x	67.4%	9.2%
Anchored	10	182,445,767	24.1	1.33x	68.5%	8.9%
Unanchored	7	41,456,649	5.5	1.50x	64.6%	10.1%
Shadow Anchored	3	22,760,000	3.0	1.36x	71.9%	9.4%
Single Tenant Retail	6	19,401,288	2.6	1.56x	57.6%	9.6%
Hospitality	6	$150,212,891	19.9%	1.60x	60.7%	13.0%
Full Service	5	141,512,891	18.7	1.59x	60.7%	12.9%
Limited Service	1	8,700,000	1.2	1.72x	60.8%	14.7%
Office	5	$94,562,860	12.5%	1.54x	66.7%	11.2%
General Suburban	4	53,562,860	7.1	1.54x	65.0%	11.9%
CBD	1	41,000,000	5.4	1.55x	68.8%	10.3%
Self Storage	22	$82,435,857	10.9%	1.47x	66.7%	9.2%
Multifamily	9	$74,629,830	9.9%	1.39x	69.9%	9.3%
Garden	8	54,629,830	7.2	1.41x	70.4%	9.6%
Student Housing	1	20,000,000	2.6	1.31x	68.6%	8.5%
Leased Fee	58	$65,750,000	8.7%	1.74x	70.2%	7.6%
Mixed Use (Office/Retail)	2	$17,670,000	2.3%	1.37x	57.0%	8.3%
Manufactured Housing	2	$4,384,902	0.6%	1.64x	60.7%	11.4%
Total	130	$755,710,045	100%	1.48x	66.1%	10.1%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

12

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut- off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)(3)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
Ohio	2	$105,005,053	13.9%	$144,440,000	7.6%	$8,895,856	7.0%
Texas	8	79,706,115	10.5	119,030,000	6.3	8,622,749	6.8
California	3	73,392,315	9.7	401,400,000	21.1	27,659,412	21.8
New York	6	64,479,301	8.5	129,150,000	6.8	7,563,037	6.0
Virginia	38	61,111,130	8.1	178,275,000	9.4	10,421,295	8.2
Georgia	4	53,516,047	7.1	131,100,000	6.9	10,129,650	8.0
Pennsylvania	17	45,069,737	6.0	95,275,000	5.0	5,292,705	4.2
Florida	6	44,341,040	5.9	114,470,000	6.0	8,346,401	6.6
Connecticut	1	41,000,000	5.4	119,200,000	6.3	8,485,530	6.7
North Carolina	6	37,430,372	5.0	58,910,000	3.1	4,411,868	3.5
Michigan	6	36,146,959	4.8	47,050,000	2.5	3,562,404	2.8
Arizona	3	22,027,393	2.9	154,000,000	8.1	10,415,910	8.2
New Hampshire	1	20,000,000	2.6	71,400,000	3.8	4,174,250	3.3
New Jersey	12	17,472,582	2.3	50,345,000	2.6	2,836,528	2.2
Colorado	1	8,250,000	1.1	11,400,000	0.6	763,676	0.6
South Carolina	3	7,325,000	1.0	10,750,000	0.6	787,869	0.6
Illinois	2	6,990,901	0.9	11,940,000	0.6	953,087	0.8
New Mexico	2	6,951,602	0.9	9,350,000	0.5	685,384	0.5
Kentucky	4	6,275,000	0.8	10,250,000	0.5	598,103	0.5
Indiana	1	4,970,000	0.7	8,500,000	0.4	507,920	0.4
Oklahoma	1	4,725,000	0.6	7,430,000	0.4	491,246	0.4
Tennessee	1	3,985,241	0.5	5,750,000	0.3	330,493	0.3
Washington	1	3,300,000	0.4	6,600,000	0.3	400,818	0.3
Alabama	1	2,239,257	0.3	7,500,000	0.4	280,238	0.2
Total	130	$755,710,045	100.0%	$1,903,515,000	100.0%	$126,616,428	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

(3)	The Aggregate Appraised Value was calculated using the individual “as-is” appraised values for the OZRE Leased Fee Portfolio mortgaged properties without regard to the portfolio premium as described under “Certain Definitions—Appraised Value” in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

13

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
	Number		% of
	of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool
Balances ($)	Loans	Balance	Balance
1,866,047 - 4,999,999	15	$54,876,080	7.3%
5,000,000 - 9,999,999	17	124,963,292	16.5
10,000,000 - 14,999,999	10	126,094,702	16.7
15,000,000 - 19,999,999	3	50,575,000	6.7
20,000,000 - 29,999,999	4	96,579,301	12.8
30,000,000 - 44,999,999	2	81,000,000	10.7
45,000,000 - 59,999,999	1	54,000,000	7.1
60,000,000 - 101,871,670	2	167,621,670	22.2
Total	54	$755,710,045	100.0%

Distribution of UW NCF DSCRs(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Range of UW DSCR (x)	Loans	Balance	Balance
1.21 - 1.35	17	$258,488,414	34.2%
1.36 - 1.50	16	172,168,018	22.8
1.51 - 1.65	11	165,882,408	22.0
1.66 - 1.80	5	134,940,901	17.9
1.81 - 2.00	4	13,230,304	1.8
2.01 - 2.30	1	11,000,000	1.5
Total	54	$755,710,045	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Amortization Type	Loans	Balance	Balance
Interest Only, Then Amortizing(2)	20	$298,160,000	39.5%
Amortizing (30 Years)	24	257,295,744	34.0
Interest Only	6	125,325,000	16.6
Amortizing (25 Years)	2	62,329,301	8.2
Amortizing (22 Years)	1	8,700,000	1.2
Amortizing (20 Years)	1	3,900,000	0.5
Total	54	$755,710,045	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date.
(2) Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
	Number		% of
	of		Initial
	Mortgage	Cut-off Date	Pool
Lockbox Type	Loans	Balance	Balance
Hard	12	$359,687,434	47.6%
Springing	34	307,652,423	40.7
Soft Springing	3	68,941,959	9.1
Soft	4	15,028,229	2.0
None	1	4,400,000	0.6
Total	54	$755,710,045	100.0%

Distribution of Cut-off Date LTV Ratios(1)
			% of
	Number of		Initial
Range of Cut-off Date	Mortgage		Pool
LTV (%)	Loans	Cut-off Date Balance	Balance
37.7 - 49.9	3	$8,005,304	1.1%
50.0 - 54.9	3	70,450,000	9.3
55.0 - 59.9	7	66,794,730	8.8
60.0 - 64.9	8	88,247,240	11.7
65.0 - 69.9	18	259,242,807	34.3
70.0 - 74.6	15	262,969,963	34.8
Total	54	$755,710,045	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
			% of
	Number of		Initial
Range of Maturity	Mortgage		Pool
Date LTV (%)	Loans	Cut-off Date Balance	Balance
30.8 - 49.9	10	$126,666,444	16.8%
50.0 - 54.9	10	126,085,131	16.7
55.0 - 59.9	17	265,410,364	35.1
60.0 - 64.9	14	147,148,105	19.5
65.0 - 69.9	2	24,650,000	3.3
70.0 - 70.2	1	65,750,000	8.7
Total	54	$755,710,045	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
			% of
	Number of		Initial
	Mortgage		Pool
Loan Purpose	Loans	Cut-off Date Balance	Balance
Refinance	42	$567,580,809	75.1%
Acquisition	10	154,779,235	20.5
Recapitalization	2	33,350,000	4.4
Total	54	$755,710,045	100.0%

Distribution of Mortgage Rates
			% of
	Number of		Initial
Range of Mortgage	Mortgage		Pool
Rates (%)	Loans	Cut-off Date Balance	Balance
4.300 - 4.500	2	$76,750,000	10.2%
4.501 - 4.950	16	267,505,202	35.4
4.951 - 5.200	19	231,875,637	30.7
5.201 - 5.450	13	97,549,905	12.9
5.451 - 5.584	4	82,029,301	10.9
Total	54	$755,710,045	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

14

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of	Number of		% of Initial
Debt Yields on	Mortgage	Cut-off Date	Pool
Underwritten NOI (%)	Loans	Balance	Balance
6.5 - 7.9	3	$95,600,000	12.7%
8.0 - 8.9	13	234,181,911	31.0
9.0 - 9.9	11	86,863,422	11.5
10.0 - 10.9	10	106,081,123	14.0
11.0 - 11.9	5	38,774,493	5.1
12.0 - 12.9	7	100,879,795	13.3
13.0 - 17.3	5	93,329,301	12.3
Total	54	$755,710,045	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of	Number of		% of Initial
Debt Yields on	Mortgage	Cut-off Date	Pool
Underwritten NCF (%)	Loans	Balance	Balance
6.4 - 7.9	3	$95,600,000	12.7%
8.0 - 8.9	18	267,489,183	35.4
9.0 - 9.9	15	152,014,208	20.1
10.0 - 10.9	8	100,581,148	13.3
11.0 - 11.9	5	118,920,202	15.7
12.0 - 12.9	3	8,505,304	1.1
13.0 - 13.9	2	12,600,000	1.7
Total	54	$755,710,045	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial	Number of		% of Initial
Interest Only Period	Mortgage	Cut-off Date	Pool
(months)	Loans	Balance	Balance
12	3	$74,350,000	9.8%
24	7	$53,685,000	7.1%
36	5	$53,050,000	7.0%
48	2	$79,250,000	10.5%
60	3	$37,825,000	5.0%

Distribution of Original Terms to Maturity
	Number of		% of Initial
Original Term to Maturity	Mortgage	Cut-off Date	Pool
(months)	Loans	Balance	Balance
60	1	$14,183,590	1.9%
120 - 121(1)	53	741,526,454	98.1
Total	54	$755,710,045	100.0%
(1) See footnote to Annex A regarding the 46 Geary Street mortgage loan which has a first due date of 7/1/16 and an original term of 120 months (according to the 46 Geary Street loan documents), however, the original term is reflected as 121 months as the mortgage loan seller will deposit the interest only payment that would be due with respect to a 6/1/16 payment.

Distribution of Remaining Terms to Maturity
Range of Remaining	Number of		% of Initial
Terms to Maturity	Mortgage	Cut-off Date	Pool
(months)	Loans	Balance	Balance
59	1	$14,183,590	1.9%
114 - 121(1)	53	741,526,454	98.1
Total	54	$755,710,045	100.0%
(1) See footnote to Annex A regarding the 46 Geary Street mortgage loan which has a first due date of 7/1/16 and a remaining term of 120 months (according to the 46 Geary Street loan documents), however, the remaining term is reflected as 121 months as the mortgage loan seller will deposit the interest only payment that would be due with respect to a 6/1/16 payment.

Distribution of Original Amortization Terms(1)
			% of
	Number of		Initial
Original Amortization	Mortgage		Pool
Term (months)	Loans	Cut-off Date Balance	Balance
Interest Only	6	$125,325,000	16.6%
240	1	3,900,000	0.5
264	1	8,700,000	1.2
300	3	91,329,301	12.1
360	43	526,455,744	69.7
Total	54	$755,710,045	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
			% of
Range of Remaining	Number of		Initial
Amortization Terms	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
Interest Only	6	$125,325,000	16.6%
240	1	3,900,000	0.5
264	1	8,700,000	1.2
293 - 300	3	91,329,301	12.1
353 - 360	43	526,455,744	69.7
Total	54	$755,710,045	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Prepayment Provision	Loans	Balance	Balance
Defeasance	44	$493,838,169	65.3%
Yield Maintenance or Defeasance	3	159,121,670	21.1
Yield Maintenance	6	88,750,206	11.7
Lockout(1)	1	14,000,000	1.9
Total	54	$755,710,045	100.0%
(1) See footnote to Annex A regarding the Bushwick Retail Portfolio mortgage loan which permits prepayments for specified property releases during the lockout period.

Distribution of Escrow Types
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Escrow Type	Loans	Balance	Balance
Real Estate Tax	51	$680,524,803	90.1%
Insurance	47	$548,068,134	72.5%
Replacement Reserves(1)	51	$674,974,803	89.3%
TI/LC(2)	30	$393,461,324	92.9%
(1) Includes mortgage loans with FF&E reserves.
(2) Percentage of the portion of the Initial Pool Balance secured by office, retail and mixed use properties as well as two multifamily properties and one self storage property with retail tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

15

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
DoubleTree – Cocoa Beach	Hospitality	$14,183,590	1.9%	59	1.59x	12.6%	55.8%

(1)	The table above presents the mortgage loans whose balloon payment would be applied to pay down the certificate balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments prior to the maturity date, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of certificates, including the Class A-2 certificates evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

16

STRUCTURAL OVERVIEW

Distributions	On each Distribution Date, funds available for distribution from the mortgage loans, net of (i) specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer, and (ii) any yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.	Class A-1, A-2, A-3, A-4, A-AB, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above and then (vi) to principal on the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above. However, if the certificate balances of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-AB principal distributions will be disregarded).

3.	Class A-1, A-2, A-3, A-4 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.

4.	Class A-S and Class EC certificates: (i) first, to interest on Class A-S and Class EC certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S and Class EC certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate balance of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class EC certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.	Class B and Class EC certificates: (i) first, to interest on Class B and Class EC certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class EC certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate balance of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class EC certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

17

STRUCTURAL OVERVIEW (continued)

Distributions
(continued)	6.	Class C and Class EC certificates: (i) first, to interest on Class C and Class EC certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class EC certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate balance of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class EC certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.	Class D certificates: (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class D certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

8.	After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class EC, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class E, Class F, Class G and Class H certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate balance of each such class is reduced to zero.

Realized Losses	The certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class D, Class E, Class F, Class G and Class H certificates and the Class A-S, Class B and Class C trust components (and thus, in the case of each trust component, the Class EC certificates and the applicable class of Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to such class or trust component on such Distribution Date. On each Distribution Date, any such losses will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class H certificates; second, to the Class G certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C trust component (and correspondingly to the Class C and Class EC certificates, pro rata based on their respective percentage interests in the Class C trust component); seventh, to the Class B trust component (and correspondingly to the Class B and Class EC certificates, pro rata based on their respective percentage interests in the Class B trust component); eighth, to the Class A-S trust component (and correspondingly to the Class A-S and Class EC certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate balance of the Class B trust component resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance
Charges	On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period for such Distribution Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class EC certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class X-B certificates, the Class B trust component (and correspondingly to the Class B and Class EC certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to the Class C and Class EC certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X, Class EC, and Exchangeable Certificates) and trust components (and, therefore, the Class EC certificates and the applicable class(es) of Exchangeable Certificates) in each YM Group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X, Class EC and Exchangeable Certificates) and trust component (and, therefore, the Class EC certificates and the applicable class of Exchangeable Certificates, collectively) in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X, Class EC and Exchangeable Certificates) and trust components (and, therefore, the Class EC certificates and the applicable class(es) of Exchangeable Certificates) in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X, Class EC and Exchangeable Certificates) and/or trust component in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X, Class EC and Exchangeable Certificates) and/or trust components (and, therefore, the Class EC certificates and the applicable class(es) of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one. However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the fraction will be one.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

After the notional amounts of the Class X-A and Class X-B certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated between the holders of the Class E, Class F, Class G and Class H Certificates in the manner provided in the CGCMT 2016-C1 pooling and servicing agreement. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the pooling and servicing agreement for this transaction, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may make a property protection advance and will be entitled to reimbursement from the master servicer for such advance.

Serviced Mortgage Loans/Outside Serviced
Mortgage Loans	Each of (i) the OZRE Leased Fee Portfolio loan combination, (ii) the Madbury Commons loan combination and (iii) the Park Place loan combination constitutes an “outside serviced loan combination,” each related mortgage loan constitutes an “outside serviced mortgage loan” and each related companion loan constitutes an “outside serviced companion loan.” Each outside serviced mortgage loan and each related outside serviced companion loan will be serviced under a pooling and servicing agreement, trust and servicing agreement or comparable agreement other than the CGCMT 2016-C1 pooling and servicing agreement (such other pooling and servicing agreement, trust and servicing agreement or comparable agreement, an “outside servicing agreement”) as reflected in the “Loan Combination Summary” table above.

The Embassy Suites Lake Buena Vista loan combination constitutes a “servicing shift loan combination”, the related mortgage loan constitutes a “servicing shift mortgage loan” and the related companion loan constitutes a “servicing shift companion loan”. Each servicing shift loan combination will initially be serviced pursuant to the CGCMT 2016-C1 pooling and servicing agreement and, upon the inclusion of a designated companion loan in a future securitization, the servicing of such loan combination will shift to the outside servicing agreement governing that future securitization. Accordingly, in the case of the Embassy Suites Lake Buena Vista mortgage loan, that mortgage loan, the related companion loan and the related loan combination will be: (i) a serviced mortgage loan, serviced companion loan and a serviced loan combination (each as defined below), respectively, prior to any such shift in servicing; and (ii) an outside serviced mortgage loan, outside serviced companion loan and an outside serviced loan combination, after the shift in servicing occurs.

All of the mortgage loans transferred to the issuing entity (other than the outside serviced mortgage loans, which include any servicing shift mortgage loan after the servicing thereof shifts to an outside servicing agreement) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” or, together with any related companion loans, the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the CGCMT 2016-C1 pooling and servicing agreement). See “—Loan Combinations” below.

Appraisal Reduction
Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any Appraisal Reduction Amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Class EC certificates, the Exchangeable Certificates and Class R certificates) and/or trust components then outstanding (i.e., first to the Class H certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class EC certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class EC certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class EC certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Cumulative Appraisal
Reduction Amounts	A “Cumulative Appraisal Reduction Amount”, as of any date of determination for any mortgage loan, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loan, any Collateral Deficiency Amount then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a loan combination, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event, Collateral Deficiency Amounts will be allocable to the Class H, Class G, Class F and Class E certificates, in that order, like Appraisal Reduction Amounts.

“AB Modified Loan” means any corrected mortgage loan that became a corrected mortgage loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination (as discussed under “—Loan Combinations” below) pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a sufficiently defaulted mortgage loan thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced companion loan(s) as one loan combination.

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components and the notional amounts of the Class X-A and Class X-B certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the CGCMT 2016-C1 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Directing Holder	The “Directing Holder” with respect to any mortgage loan serviced under the CGCMT 2016-C1 pooling and servicing agreement will be: (a) in the case of a servicing shift mortgage loan, prior to the servicing thereof shifting to an outside servicing agreement, the holder of the related controlling pari passu companion loan; and (b) in the case of any other such mortgage loan, the Controlling Class Representative.

The Directing Holder with respect to any outside serviced mortgage loan will be: (a) in the case of the OZRE Leased Fee Portfolio mortgage loan, prior to the securitization of the OZRE Leased Fee Portfolio controlling pari passu companion loan, Cantor Commercial Real Estate Lending, L.P. (the current holder of the OZRE Leased Fee Portfolio controlling pari passu companion loan); and (b) in the case of any other outside serviced mortgage loan, including (x) a servicing shift mortgage loan after the servicing of such mortgage loan shifts to an outside servicing agreement and (y) the OZRE Leased Fee Portfolio mortgage loan following the securitization of the OZRE Leased Fee Portfolio controlling pari passu companion loan, the controlling class representative (or equivalent entity) under, or such other party as may be designated in, the related outside servicing agreement.

Controlling Class
Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders (by certificate balance). The “controlling class” is the most subordinate class of the Control Eligible Certificates that has an outstanding certificate balance as notionally reduced by any Cumulative Appraisal Reduction Amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates, or if no such class meets the preceding requirement, then the Class E certificates will be the controlling class; provided, however, that (at any time that the aggregate certificate balance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components has been reduced to zero without regard to the allocation of Appraisal Reduction Amounts) (A) in the case of any class of Control Eligible Certificates to which the designation of “controlling class” would otherwise shift by operation of this definition, where the certificate balance of such class of Control Eligible Certificates has been reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts) prior to such shift, then designation of “controlling class” shall not shift and shall remain with the class of Control Eligible Certificates currently designated as the controlling class, and (B) in the case of any class of Control Eligible Certificates which is then designated the “controlling class”, if the certificate balance of such class of Control Eligible Certificates is reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts), then the designation of “controlling class” shall shift to the class of Control Eligible Certificates that is the most subordinate and that also has a remaining certificate balance. The “Control Eligible Certificates” consist of the Class E, Class F, Class G and Class H certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

Prime Finance B-Piece Fund I, LP, on behalf of funds and/or accounts it manages, is expected to purchase a majority of each class of the Class E, Class F, Class G and Class H certificates and, on the Closing Date, is expected to appoint itself, or an affiliate thereof, to be the initial Controlling Class Representative.

Control Termination
Event	A “Control Termination Event” will either (a) occur when no class of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amounts allocated to such class) that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below and in the Preliminary Prospectus; provided, however, that a Control Termination Event will in no event exist at any time that the aggregate certificate balance of each class of certificates (other than the Control Eligible Certificates) (without regard to the allocation of Appraisal Reduction Amounts) has been reduced to zero.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal of any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

Consultation Termination Event
A “Consultation Termination Event” will either (a) occur when no class of Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amounts, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described in the Preliminary Prospectus; provided, however, that a Consultation Termination Event will in no event exist at any time that the aggregate certificate balance of each class of certificates (other than the Control Eligible Certificates) (without regard to the allocation of Appraisal Reduction Amounts) has been reduced to zero.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Control/Consultation

Rights	So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to have consent and/or consultation rights under the CGCMT 2016-C1 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) and other matters with respect to each serviced mortgage loan, except with respect to any servicing shift mortgage loan and any serviced mortgage loan as to which the Controlling Class Representative or a holder of more than 50% of the controlling class of certificates (by certificate balance) is a borrower, mortgagor or manager of a related mortgaged property or an affiliate of any of the foregoing (any such mortgage loan, an “excluded mortgage loan”).

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative will terminate, and the Controlling Class Representative will retain consultation rights under the CGCMT 2016-C1 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans other than any servicing shift mortgage loan and any excluded mortgage loan.

After the occurrence and during the continuance of a Consultation Termination Event, the consultation rights of the Controlling Class Representative with respect to the serviced mortgage loans will terminate.

If at any time that the current holder of the Controlling Class (or its designee) or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificateholder (or beneficial owner) of at least a majority of the Controlling Class by certificate balance and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate balance nor (ii) received notice of a replacement Controlling Class Representative pursuant to the CGCMT 2016-C1 pooling and servicing agreement, then (1) the largest Controlling Class Certificateholder (by certificate balance) that holds in excess of 25% (by certificate balance) of the Controlling Class that sends notice of the selection of a Controlling Class Representative will be entitled to so appoint a Controlling Class Representative or, (2) if no such holder sends notice pursuant to clause (1) and LNR Securities Holdings, LLC or an affiliate thereof owns at least 25% of the Controlling Class of Certificates, then such entity will be the Controlling Class Representative and (3) if neither of the events in clause (1) or (2) occurs, then a Control Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate administrator receives either such notice.

With respect to a servicing shift loan combination, while it is serviced under the pooling and servicing agreement for this transaction, the holder of the related controlling pari passu companion loan, rather than the Controlling Class Representative, will be entitled to exercise the above-described consent rights and, to the extent permitted under the related co-lender agreement, prior to a Consultation Termination Event, the Controlling Class Representative will be entitled to exercise the above-described consultation rights.

With respect to an outside serviced loan combination, the Controlling Class Representative (prior to the occurrence of a Control Termination Event) may have limited consent and/or consultation rights, and the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement will have consent, consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

Loan Combinations	The OZRE Leased Fee Portfolio mortgage loan (evidenced by notes A-3, A-6, A-7 and A-8), which represents a non-controlling interest in the OZRE Lease Fee Portfolio loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $65,750,000 and represents approximately 8.7% of the Initial Pool Balance. The related companion loans are evidenced by (i) the non-controlling notes A-1, A-4 and A-5, which have an aggregate outstanding principal balance as of the Cut-off Date of $70,000,000, and which are currently held by Cantor Commercial Real Estate Lending, L.P. outside the issuing entity and expected to be contributed to the CFCRE 2016-C4 securitization transaction, and (ii) the controlling note A-2, which has an outstanding principal balance as of the Cut-off Date of $40,000,000, and which is currently held by Cantor Commercial Real Estate Lending, L.P. outside the issuing entity and expected to be contributed to one or more future commercial mortgage securitization transactions. It is expected that (i) prior to the securitization of the OZRE Leased Fee Portfolio companion loan representing the controlling interest in the OZRE Leased Fee Portfolio loan combination, the OZRE Leased Fee Portfolio loan combination will be serviced under the CFCRE 2016-C4 pooling and servicing agreement, and (ii) after the securitization of the OZRE Leased Fee Portfolio companion loan representing the controlling interest in the OZRE Leased Fee Portfolio loan combination, the OZRE Leased Fee Portfolio loan combination will be serviced under the pooling and servicing agreement, trust and servicing agreement or comparable agreement for such securitization transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Loan Combinations

(continued)	The Hyatt Regency Huntington Beach Resort & Spa mortgage loan (evidenced by note A-1-1), which represents the controlling interest in the Hyatt Regency Huntington Beach Resort & Spa loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $54,000,000 and represents approximately 7.1% of the Initial Pool Balance. The related companion loans are evidenced by (i) the non-controlling notes A-1-2, A-2 and A-3, which have outstanding principal balances as of the Cut-off Date of $6,000,000, $40,000,000 and $40,000,000, respectively, and which are currently held by Citigroup Global Markets Realty Corp. outside the issuing entity and expected to be contributed to one or more future commercial mortgage securitization transactions, and (ii) the non-controlling notes A-4 and A-5, which have outstanding principal balances as of the Cut-off Date of $50,000,000 and $10,000,000, respectively, and which are currently held by UBS Real Estate Securities Inc. outside the issuing entity and expected to be contributed to one or more future commercial mortgage securitization transactions. The Hyatt Regency Huntington Beach Resort & Spa loan combination will be serviced pursuant to the CGCMT 2016-C1 pooling and servicing agreement.

The One Harbor Point Square mortgage loan (evidenced by note A-1), which represents the controlling interest in the One Harbor Point Square loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $41,000,000 and represents approximately 5.4% of the Initial Pool Balance. The related companion loan, which is evidenced by the non-controlling note A-2 and has an outstanding principal balance as of the Cut-off Date of $41,000,000, is currently held by German American Capital Corporation (or an affiliate) outside the issuing entity and is expected to be contributed to the JPMDB 2016-C2 securitization transaction. The One Harbor Point Square loan combination will be serviced pursuant to the CGCMT 2016-C1 pooling and servicing agreement.

The Marriott Savannah Riverfront mortgage loan (evidenced by notes A-1-1 and A-2-1), which represents the controlling interest in the Marriott Savannah Riverfront loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $40,000,000 and represents approximately 5.3% of the Initial Pool Balance. The related companion loans are evidenced by (i) the non-controlling notes A-1-2 and A-3, which have outstanding principal balances as of the Cut-off Date of $5,000,000 and $11,750,000, respectively, and which are currently held by Cantor Commercial Real Estate Lending, L.P. outside the issuing entity and expected to be contributed to one or more future commercial mortgage securitization transactions, and (ii) the non-controlling notes A-2-2 and A-4, which have outstanding principal balances as of the Cut-off Date of $5,000,000 and $11,750,000, respectively, and which are currently held by Citigroup Global Markets Realty Corp. outside the issuing entity and are expected to be contributed to one or more future commercial mortgage securitization transactions. The Marriott Savannah Riverfront loan combination will be serviced pursuant to the CGCMT 2016-C1 pooling and servicing agreement.

The Madbury Commons mortgage loan (evidenced by note A-2), which represents the non-controlling interest in the Madbury Commons loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $20,000,000 and represents approximately 2.6% of the Initial Pool Balance. The related companion loan, which is evidenced by the controlling note A-1 and has an outstanding principal balance as of the Cut-off Date of $29,000,000, is currently held by Cantor Commercial Real Estate Lending, L.P. outside the issuing entity and is expected to be contributed to the CFCRE 2016-C4 securitization transaction. The Madbury Commons loan combination is expected to be serviced pursuant to the CFCRE 2016-C4 pooling and servicing agreement.

The 247 Bedford Avenue mortgage loan (evidenced by note A-1), which represents the controlling interest in the 247 Bedford Avenue loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $17,150,000 and represents approximately 2.3% of the Initial Pool Balance. The related companion loan, which is evidenced by the non-controlling note A-2 and has an outstanding principal balance as of the Cut-off Date of $13,850,000, is currently held by Citigroup Global Markets Realty Corp. outside the issuing entity and is expected to be contributed to one or more future commercial mortgage securitization transactions. The 247 Bedford Avenue loan combination will be serviced pursuant to the CGCMT 2016-C1 pooling and servicing agreement.

The Park Place mortgage loan (evidenced by note A-2-2-1), which represents a non-controlling interest in the Park Place loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $12,000,000 and represents approximately 1.6% of the Initial Pool Balance. The related companion loans are evidenced by (i) the controlling note A-1, which has an outstanding principal balance as of the Cut-off Date of $50,000,000 and was contributed to the CGCMT 2016-GC36 securitization transaction, (ii) the non-controlling note A-2-1, which has an outstanding principal balance as of the Cut-off Date of $20,000,000 and was contributed to the CGCMT 2016-GC37 securitization transaction, and (iii) the non-controlling note A-2-2-2, which has an outstanding principal balance as of the Cut-Off Date of $11,000,000, and which is currently held by Citigroup Global Markets Realty Corp. outside the issuing entity and expected to be contributed to one or more future commercial mortgage securitization transactions. The Park Place loan combination is being serviced pursuant to the CGCMT 2016-GC36 pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Loan Combinations

(continued)	The Embassy Suites Lake Buena Vista mortgage loan (evidenced by note A-2), which represents the non-controlling interest in the Embassy Suites Lake Buena Vista loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $11,000,000 and represents approximately 1.5% of the Initial Pool Balance. The related companion loan, which is evidenced by the controlling note A-1 and has an outstanding principal balance as of the Cut-off Date of $31,000,000, is currently held by Starwood Mortgage Funding VI LLC outside the issuing entity and is expected to be contributed to one or more future commercial mortgage securitization transactions. It is expected that (i) prior to the securitization of the Embassy Suites Lake Buena Vista controlling pari passu companion loan, the Embassy Suites Lake Buena Vista loan combination will be serviced under the CGCMT 2016-C1 pooling and servicing agreement, and (ii) after the securitization of the Embassy Suites Lake Buena Vista controlling pari passu companion loan, the Embassy Suites Lake Buena Vista loan combination will be serviced under the pooling and servicing agreement, trust and servicing agreement or comparable agreement for such securitization transaction.

Servicing Standard	Each of the serviced loans will be serviced by the master servicer and the special servicer pursuant to the terms of the CGCMT 2016-C1 pooling and servicing agreement. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders as a collective whole as if such certificateholders constituted a single lender. The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means, for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of

Special Servicer	Prior to the occurrence and continuance of a Control Termination Event, the special servicer may be removed and replaced by the Controlling Class Representative (except with respect to any excluded mortgage loan) without cause if either (i) LNR Partners, LLC or an affiliate thereof is no longer the special servicer or (ii) LNR Securities Holdings, LLC or an affiliate thereof owns less than 25% of the certificate balance of the then controlling class of certificates, in each case, upon satisfaction of certain conditions specified in the CGCMT 2016-C1 pooling and servicing agreement.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) may request a vote to replace the special servicer. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of a Certificateholder Quorum, or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) vote affirmatively to so replace.

“Certificateholder Quorum” means the holders of certificates evidencing at least 75% of the aggregate voting rights (taking into account realized losses and the application of any Appraisal Reduction Amounts to notionally reduce the certificate balances) of all certificates (other than the Class R Certificates), on an aggregate basis.

Additionally, at any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the CGCMT 2016-C1 pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (but not any outside special servicer for any outside serviced loan combination), resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Non-Reduced Certificates vote affirmatively to so replace.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer

(continued)	Notwithstanding the foregoing, solely with respect to a servicing shift loan combination, while it is serviced pursuant to the CGCMT 2016-C1 pooling and servicing agreement, only the holder of the related controlling pari passu companion loan may terminate the special servicer without cause.

The related outside special servicer under each outside servicing agreement generally may be (or it is anticipated that such related outside special servicer may be) replaced by the related outside controlling class representative or the vote of the requisite holders of certificates issued under that outside servicing agreement (depending on whether or not a control termination event or a consultation termination event exists under that outside servicing agreement) in a manner similar to the manner in which the special servicer may be replaced under the CGCMT 2016-C1 pooling and servicing agreement as described in the four preceding paragraphs.

If the special servicer, to its knowledge, becomes a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, the Controlling Class Representative (so long as it is not itself a borrower party and so long as no Control Termination Event shall have occurred and be continuing) will be entitled to appoint a replacement special servicer for that mortgage loan. If the Controlling Class Representative or any other certificateholder of the controlling class is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the CGCMT 2016-C1 pooling and servicing agreement.

Servicing
Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected mortgage loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default, but the special servicer may collect and retain appropriate fees from the related borrower in connection with the subject liquidation or workout.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Servicing

Compensation

(continued)	In the case of an outside serviced loan combination, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

Operating Advisor	Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any related final asset status report but will not have any approval or consultation rights. After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions with respect to the serviced loan(s) and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of certificateholders evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of certificateholders evidencing at least 75% of a Certificateholder Quorum, the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the CGCMT 2016-C1 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Dispute Resolution

Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the CGCMT 2016-C1 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a Repurchase Request, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the CGCMT 2016-C1 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the CGCMT 2016-C1 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the CGCMT 2016-C1 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

28

CERTAIN DEFINITIONS (continued)

■	“ADR”: For any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property and any date of determination, the most current appraised value of such mortgaged property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 5 months prior to the origination date of the related mortgage loan. Unless otherwise indicated, the Appraised Value for each mortgaged property is an “as-is” Appraised Value. With respect to the following mortgaged properties or portfolio of mortgaged properties, the Appraised Value is not an “as-is” Appraised Value, but is instead an “as-complete” appraised value or the Appraised Value reflects a “portfolio premium” as follows: (i) with respect to the OZRE Leased Fee Portfolio mortgage loan, the Appraised Value reflects a portfolio premium attributed to the value of the related mortgaged properties as if sold as a collective whole, and (ii) with respect to the Marriott Savannah Riverfront mortgage loan, the Appraised Value reflects an “as-complete” appraised value which assumes the completion of PIP renovations, the costs of which were reserved at origination.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“Cut-off Date LTV Ratio”: With respect to each mortgage loan, the ratio, expressed as a percentage of (1) the Cut-off Date Balance of that mortgage loan divided by (2) the Appraised Value of the related mortgaged property or portfolio of mortgaged properties, except as set forth under the definition of “Cut-off Date LTV Ratio” in the Preliminary Prospectus including, without limitation: (i) with respect to any mortgage loan with a pari passu companion loan, the calculation of the Cut-off Date LTV Ratio is based on the aggregate principal balance of such mortgage loan and the related pari passu companion loan(s), unless otherwise indicated; (ii) with respect to the Shifrin Verizon & Aspen Oxford and Shifrin Verizon Centerville mortgage loans, which are cross-collateralized and cross-defaulted with each other, the Cut-off Date LTV Ratio is presented in the aggregate; (iii) with respect to the Embassy Suites Lake Buena Vista mortgage loan, the Cut-off Date LTV Ratio was calculated based on the Cut-off Date Balance less an earnout reserve taken at origination; (iv) with respect to each of the OZRE Leased Fee Portfolio and Marriott Savannah Riverfront mortgage loans, the Cut-off Date LTV Ratio was calculated using the related Appraised Value, which in each case is subject to certain adjustments as described under the definition of “Appraised Value” above; and (v) with respect to each of the Plumtree Apartments, Pflugerville SC and Amsdell Devon 2.0 mortgage loans, the Cut-off Date LTV Ratio was calculated using the related “As Stabilized Appraised Value” set forth on Annex A.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: The borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality, mixed use, multifamily and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“Maturity Date LTV Ratio”: With respect to each mortgage loan, the ratio, expressed as a percentage of (1) the Balloon Balance of that mortgage loan as adjusted to give effect to the amortization of the applicable mortgage loan as of its maturity date, assuming no prepayments or defaults, divided by (2) the Appraised Value of the related mortgaged property or portfolio of mortgaged properties, except as set forth under the definition of “Maturity Date LTV Ratio” in the Preliminary Prospectus including, without limitation: (i) with respect to any mortgage loan with a pari passu companion loan, the calculation of the Maturity Date LTV Ratio is based on the aggregate Balloon Balance at maturity of such mortgage loan and the related pari passu companion loan(s); (ii) with respect to the Shifrin Verizon & Aspen Oxford and Shifrin Verizon Centerville mortgage loans, which are cross-collateralized and cross-defaulted with each other, the Maturity Date LTV Ratio is presented in the aggregate; (iii) with respect to the Embassy Suites Lake Buena Vista mortgage loan, the related Maturity Date LTV Ratio was calculated based on the Balloon Balance less an earnout reserve taken at origination; (iv) with respect to each of the OZRE Leased Fee Portfolio and Marriott Savannah Riverfront mortgage loans, the Maturity Date LTV Ratio was calculated using the related Appraised Value, which in each case is subject to certain adjustments as described under the definition of “Appraised Value” above; and (v) with respect to each of the Plumtree Apartments, Pflugerville SC and Amsdell Devon 2.0 mortgage loans, the Maturity Date LTV Ratio was calculated using the related “As Stabilized Appraised Value” set forth on Annex A.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates)(considering each class of the Class A-S, Class B and Class C certificates, together with the Class EC certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “class” for such purpose) that has an outstanding certificate balance as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

29

CERTAIN DEFINITIONS (continued)

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units, pads or beds that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units, pads or beds in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as assumptions that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the mortgaged property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by each applicable rating agency engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, withdrawal or qualification of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Preliminary Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Preliminary Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality, multifamily and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the related loan documents, at which time the lockbox converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the related loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units, pads or beds that are leased or rented (as applicable), for the aggregate leased space, available rooms, units, pads or beds at the mortgaged property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was calculated based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

30

CERTAIN DEFINITIONS (continued)

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization. The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net cash flow for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet. In some cases, historical net cash flow for a particular mortgaged property, and/or the net cash flow assumed by the applicable appraiser in determining the Appraised Value of the mortgaged property, may be less (and, perhaps materially less) than the Underwritten Net Cash Flow shown in this Term Sheet for such mortgaged property. No representation is made as to the future cash flows of the mortgaged properties, nor are the Underwritten Net Cash Flows set forth in the Preliminary Prospectus intended to represent such future cash flows. See “Risk Factors—Underwritten Net Cash Flow Could be Based on Incorrect or Failed Assumptions” in the Preliminary Prospectus.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or loan combination, if applicable), adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties. The Underwritten NOI for each mortgaged property is calculated on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net operating income for the mortgaged property to differ materially from the Underwritten NOI set forth in this Term Sheet. In some cases, historical net operating income for a particular mortgaged property, and/or the net operating income assumed by the applicable appraiser in determining the Appraised Value of the mortgaged property, may be less (and, perhaps, materially less) than the Underwritten NOI shown in this prospectus for such mortgaged property. No representation is made as to the future cash flows of the mortgaged properties, nor are the Underwritten NOIs set forth in this prospectus intended to represent such future cash flows.

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue (which may include rental revenue related to reimbursement of tenant improvements and leasing commissions) based on leases in place, leases that have been executed but the tenant is not yet paying rent, month-to-month leases (based on current rent roll and annualized), leases that are being negotiated and expected to be signed, additional space that a tenant has committed to take as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent steps generally within 10 months following the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases or rent decreases during the term of the related mortgage loan, Underwritten Revenues were based on the average rent over the term of the mortgage loan. In some cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance. See “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

31

THE STRIP

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

32

THE STRIP

PORTAGE STREET NW
BOOKS-A-MILLION
BED BATH & BEYOND
OLD NAVY
BABIES R US
OfficeMax
BEST BUY
Marshalls
Michaels
GIANT EAGLE
LOWE'S
Walmart
I-77

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

33

THE STRIP

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

34

THE STRIP

The Strip
6338-6765 Strip Avenue Northwest
North Canton, OH 44720
AKRON CANTON REGIONAL AIRPORT
PORTAGE ST NW
BRUNNERDALE AVE
Kent State University-Stark
Westfield Belden Village Mall
North Canton
Walsh University
Sanctuary Golf Club
Edgewood Golf Club
The Fairways of North Canton
N MAIN ST
S MAIN ST
MARKET AVE N
WHIPPLE AVE NW
EVERHARD RD NW
FULTON DR NW
Lake Cable
Shady Hollow Country Club
Glenmoor Country Club
Tam O'shanter Golf Course
North Lawn Cemetery
Malone College
Brookside Country Club
12TH ST NW
Meyers Lake
Meyers Lake
Mercy Medical Center
Monument Park
Sippo Lake
Stark County Fairgrounds
Stark State College Timken Campus
Canton
Aultman Hospital
Canton Centre
77
172
30
Moore
CANADA
Warren
Chatham
Detroit
Erie
Leamington
Monroe
Lake Erie
Painesville
Meadville
Toledo
Euclid
PENN.
Sandusky
Cleveland
Oil City
Elyria
Aurora
Warren
Fostoria
Norwalk
Medina
Tiffin
Akron
Boardman
Ashland
Bucyrus
Canton
Butler
Marion
OHIO
Dover
East Liverpool
Cranberry
Pittsburgh
Mount Vernon
Coshocton
Bethel Park
Westerville
Newark
Cambridge
Wheeling
Columbus
Uniontown
Lancaster
Moundsville
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

35

THE STRIP

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	CGMRC
Location (City/State)	North Canton, Ohio		Cut-off Date Principal Balance	$101,871,670
Property Type	Retail		Cut-off Date Principal Balance per SF	$129.45
Size (SF)	786,928		Percentage of Initial Pool Balance	13.5%
Total Occupancy as of 3/22/2016	100.0%		Number of Related Mortgage Loans	None
Owned Occupancy as of 3/22/2016	100.0%		Type of Security	Fee Simple
Year Built / Latest Renovation	1996 / NAP		Mortgage Rate	4.75000%
Appraised Value	$140,640,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	360
			Original Interest Only Term (Months)	NAP

Underwritten Revenues	$11,127,798
Underwritten Expenses	$2,535,228	Escrows
Underwritten Net Operating Income (NOI)	$8,592,570		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,156,832	Taxes	$249,647	$83,216
Cut-off Date LTV Ratio	72.4%	Insurance	$0	$0
Maturity Date LTV Ratio	59.1%	Replacement Reserve	$1,681,291	$9,837
DSCR Based on Underwritten NOI / NCF	1.35x / 1.28x	TI/LC(1)	$0	$33,333
Debt Yield Based on Underwritten NOI / NCF	8.4% / 8.0%	Other(2)	$1,219,697	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$102,000,000	99.9%	Loan Payoff	$78,716,668	77.1%
Other Sources	150,000	0.1	Principal Equity Distribution	19,296,708	18.9
			Reserves	3,150,635	3.1
			Closing Costs	985,988	1.0
Total Sources	$102,150,000	100.0%	Total Uses	$102,150,000	100.0%

(1)	The TI/LC reserve is capped at $2,000,000. See “—Escrows” below.

(2)	Other upfront reserves represent (i) $800,399 for upfront deferred maintenance and (ii) $419,298 for upfront unfunded obligations relating to leasing commissions. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (“The Strip Loan”) is evidenced by a note in the original principal amount of $102,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 786,928 SF retail center located in North Canton, Ohio (“The Strip Property”). The Strip Loan was originated by Citigroup Global Markets Realty Corp. on April 6, 2016 and represents approximately 13.5% of the Initial Pool Balance. The note evidencing The Strip Loan has an outstanding principal balance as of the Cut-off Date of $101,871,670 and accrues interest at an interest rate of 4.75000% per annum. The proceeds of The Strip Loan were primarily used to refinance the existing debt on The Strip Property, return equity to the borrower sponsor, fund reserves and pay origination costs.

The Strip Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Strip Loan requires monthly payments of interest and principal during its term based on a 30-year amortization schedule. The scheduled maturity date of The Strip Loan is the due date in April 2026. Voluntary prepayment of The Strip Loan without payment of any prepayment premium is permitted at any time after the date that is 90 days prior to the scheduled maturity date. Provided no event of default under The Strip Loan documents has occurred and is continuing, at any time after the first due date following the second anniversary of the securitization Closing Date, The Strip Loan may be either (x) defeased with certain direct non-callable obligations of the United States of America or other obligations which are “government securities” permitted under The Strip Loan documents or (y) prepaid in full, provided that the borrower pays a prepayment fee equal to the greater of a yield maintenance premium and 1% of the principal amount being prepaid.

■	The Mortgaged Property. The Strip Property was constructed in 1996 and consists of 14 single-story buildings situated on approximately 91 acres. The Strip Property is currently 100.0% occupied by a mix of national, regional and local retail tenants and has averaged 99.2% occupancy since 2010. The Strip Property is anchored by Wal-Mart, Lowe’s and Giant Eagle, and the fourth largest tenant, by net rentable area, is Cinemark. As of March 22, 2016, Total Occupancy and Owned Occupancy for The Strip Property were both 100.0%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

36

THE STRIP

The following table presents certain information relating to the major tenants at The Strip Property:

Tenant Name	Tenant Description	Renewal/Extension Options
Cinemark

Cinemark USA, Inc. is an American movie theatre chain owned by Cinemark Holdings, Inc. operating in North America, Central America, South America and Taiwan. It is headquartered in Plano, Texas. The Cinemark circuit is geographically diverse and is the third largest in the United States with 337 theatres and 4,518 screens in 41 states. Cinemark reported financials for year-end 2015 with total assets of $4.1 billion and net income of $218.7 million.

3, 5-year options
Giant Eagle	Giant Eagle is a supermarket chain with stores in Pennsylvania, Ohio, West Virginia, Indiana and Maryland. The company was founded in 1931 in Pittsburgh, Pennsylvania and incorporated on August 31, 1931. As of mid-2014, the company reported sales of $9.9 million across more than 400 stores. The company also operates 190 fuel station/convenience stores under the GetGo banner. Giant Eagle reported financials for year-end 2015 with total revenue of approximately $9.3 billion.	5, 5-year options

Best Buy Stores

Best Buy is an American multinational consumer electronics corporation headquartered in Richfield, Minnesota. It operates in the United States, Mexico and Canada. The company was founded in 1966 and it has more than 125,000 employees. Best Buy reported financials for year-end 2015 with total assets of $15.3 billion and operating income of $1.45 billion as of the trailing 12-month period ending January 30, 2016.

4, 5-year options
Wal-Mart	Wal-Mart is an American multinational retail corporation that operates a chain of hypermarkets, discount department stores and grocery stores. Wal-Mart is headquartered in Bentonville, Arkansas and was founded in 1962. As of January 31, 2016, Wal-Mart had 11,528 stores and clubs in 28 countries. Wal-Mart reported financials for its fiscal year-end 2015 with total assets of $199.6 billion and net income of $14.7 billion.	5, 5-year options

Lowe’s	Lowe’s Corporation, Inc. operates a chain of retail home improvement and appliance stores. The company was founded in 1946 and has 1,840 stores in the United States, Canada and Mexico. Lowe’s is the second-largest hardware chain in the United States behind The Home Depot. Lowe’s reported financials for its fiscal year-end 2015 with total assets of $31.2 billion and net income of $2.9 billion.	6, 5-year options

The following table presents certain information relating to the major tenants at The Strip Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen	Occupancy Cost	Renewal / Extension Options(2)
Cinemark(3)	NR / B2 / BB	66,338	8.4%	$928,732	9.8%	$14.00	12/31/2025	$614,732	12.1%	3, 5-year options
Giant Eagle	NR / NR / NR	90,854	11.5	908,540	9.6	10.00	1/31/2022	$466	2.9%	5, 5-year options
Best Buy Stores	BBB- / Baa1 / BB+	42,496	5.4	828,672	8.8	19.50	1/31/2021	NA	NA	4, 5-year options
Wal-Mart	AA / Aa2 / AA	149,429	19.0	763,582	8.1	5.11	10/25/2021	NA	NA	5, 5-year options
Lowe’s	NR / A3 / A-	130,497	16.6	759,492	8.0	5.82	10/31/2021	NA	NA	6, 5-year options
Books A Million	NR / NR / NR	30,000	3.8	604,800	6.4	20.16	9/30/2021	$171	13.1%	1, 5-year option
Bed Bath & Beyond	NR / Baa1 / BBB+	40,000	5.1	585,600	6.2	14.64	1/31/2022	$335	5.2%	2, 5-year options
Marshall’s	NR / A2 / A+	34,277	4.4	510,720	5.4	14.90	1/31/2020	$386	4.8%	1, 5-year option
Babies R Us	CC / Caa2 / B-	42,296	5.4	400,000	4.2	9.46	10/31/2021	NA	NA	NA
OfficeMax	NR / B3 / NR	30,220	3.8	332,420	3.5	11.00	10/17/2021	NA	NA	3, 5-year options
Ten Largest Tenants		656,407	83.4%	$6,622,558	69.9%	$10.09
Remaining Tenants		130,521	16.6	2,846,774	30.1	21.81
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		786,928	100.0%	$9,469,332	100.0%	$12.03

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	None of the Ten Largest Tenants have lease termination options or an option to terminate its lease based on not achieving a sales threshold.

(3)	There are 15 screens (with tenant sales per SF of $139) at Cinemark.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

37

THE STRIP

The following table presents the lease rollover schedule at The Strip Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants(2)
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	11,049	1.4	1.4%	245,429	2.6	22.21	4
2018	26,090	3.3	4.7%	649,175	6.9	24.88	4
2019	18,538	2.4	7.1%	551,002	5.8	29.72	4
2020	55,779	7.1	14.2%	886,999	9.4	15.90	3
2021	430,280	54.7	68.8%	3,887,120	41.0	9.03	9
2022	138,004	17.5	86.4%	1,694,340	17.9	12.28	3
2023	26,625	3.4	89.8%	267,581	2.8	10.05	1
2024	2,625	0.3	90.1%	73,500	0.8	28.00	1
2025	66,338	8.4	98.5%	928,732	9.8	14.00	1
2026	0	0.0	98.5%	0	0.0	0.00	0
2027 & Thereafter	11,600	1.5	100.0%	285,453	3.0	24.61	2
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	786,928	100.0%		$9,469,332	100.0%	$12.03	32

(1)	Calculated based on approximate square footage occupied by each Owned Tenant unless otherwise specified.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not reflected in the Lease Expiration Schedule.

The following table presents certain information relating to historical leasing at The Strip Property:

Historical Leased %(1)

	2011	2012	2013	2014	2015	As of 3/22/2016
Owned Space	96.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and which represents occupancy as of December 31 for the indicated year unless otherwise specified.

The following table presents certain information relating to the historical average annual base rent per SF at The Strip Property:

Historical Average Base Rent per SF(1)

	2013	2014	2015
Base Rent per SF	$11.57	$11.60	$11.71

(1)	Base Rent per SF calculation is based on borrower-provided rental figures.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

38

THE STRIP

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Strip Property:

Cash Flow Analysis(1)

	2013	2014	2015	Underwritten	Underwritten $ per SF
Base Rent	$9,103,145	$9,129,813	$9,213,547	$9,278,803	$11.79
Contractual Rent Steps(2)	0	0	0	190,528	0.24
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$9,103,145	$9,129,813	$9,213,547	$9,469,332	$12.03
Total Reimbursables	1,984,666	2,051,863	2,127,633	2,176,160	2.77
Other Income	23,444	50,181	10,451	3,000	0.00
Vacancy & Credit Loss	0	0	0	(520,693)	(0.66)
Effective Gross Income	$11,111,255	$11,231,857	$11,351,631	$11,127,798	$14.14

Real Estate Taxes	$1,044,073	$1,043,565	$1,025,040	$1,130,123	$1.44
Insurance	136,772	136,682	148,363	148,363	0.19
Management Fee	333,338	336,956	340,549	333,834	0.42
Other Operating Expenses	937,781	960,254	948,551	922,908	1.17
Total Operating Expenses	$2,451,964	$2,477,457	$2,462,503	$2,535,228	$3.22

Net Operating Income(3)	$8,659,291	$8,754,400	$8,889,128	$8,592,570	$10.92
TI/LC	0	0	0	317,698	0.40
Replacement Reserves	0	0	0	118,039	0.15
Net Cash Flow	$8,659,291	$8,754,400	$8,889,128	$8,156,832	$10.37

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual Rent Steps are underwritten based upon the actual scheduled rent increases through February 2017.

(3)	The Net Operating Income for the period beginning on January 1, 2016 and ending on March 31, 2016 was $2,395,114.

■	Appraisal. According to the appraisal, The Strip Property had an “as-is” appraised value of $140,640,000 as of March 1, 2016.

■	Environmental Matters. Based on a Phase I environmental report dated March 14, 2016, the environmental consultant did not identify evidence of a recognized environmental condition and recommended no further action at The Strip Property.

■	Market Overview and Competition. According to the appraisal, the Canton-Massillon Metropolitan Statistical Area (“MSA”) consists of two counties: Carroll County and Stark County. The MSA had a 2015 total population of 404,422. The Strip Property is an anchored retail shopping center located on approximately 91 acres in North Canton, Ohio. The Strip Property is located in the main retail thoroughfare of North Canton with hotels, small retail, BJ’s Wholesale and Home Depot to the north, Kent State University Stark to the south, Interstate 77 to the east and Sam’s Club to the west. The Strip Property’s immediate area also consists of office, retail, industrial and mixed-use properties along major arterials that are interspersed with multifamily and single-family neighborhoods. Both healthcare and manufacturing are major industries in Stark County with the following major employers: The Timken Company, Aultman Hospital, Diebold, Mercy Medical Center and Republic Engineered Products. The Strip Property is approximately two miles from Westfield Belden Village Mall, a super-regional mall anchored by Dillard’s, Macy’s and Sears and a short drive from the Pro Football Hall of Fame.

According to a third-party report, The Strip Property is part of the Stark County retail submarket of the Cleveland, Ohio retail market. As of year-end 2015, the Cleveland retail market contained approximately 230.4 million SF of retail space and exhibited a vacancy rate of 6.7% with average asking rents of $9.80 per SF. The Cleveland retail market had a positive net absorption of approximately 2.3 million SF in 2015 with projected new retail construction supply of 911,434 SF. As of year-end 2015, the Stark County retail submarket contained approximately 25.8 million SF of retail space and had a vacancy rate of 4.9% with average asking rents of $7.73 per SF. The Stark County retail submarket had a positive net absorption of 370,267 SF in 2015. According to the appraisal, nine properties that directly compete with The Strip Property had vacancies ranging from 0% (four properties) to 24.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

39

THE STRIP

(one property) and an average vacancy of 10.8%. Excluding the one property that is 24.0% vacant, the eight remaining properties, totaling approximately 1.1 million SF, had an average vacancy of 4.8%.

■	The Borrower. The borrower is The Strip Delaware LLC, a single-purpose, single-asset Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Strip Loan. The non-recourse carveout guarantors for The Strip Loan are Robert L. Stark and Morry Weiss, and they jointly indirectly control the borrower. Robert L. Stark serves as the President and CEO of Stark Enterprises. Stark Enterprises is a full service development, leasing, construction and management company, headquartered in Cleveland, Ohio, focusing on retail, office, hotel and multifamily properties. Morry Weiss is the chairman of American Greetings Corporation.

■	Escrows. In connection with the origination of The Strip Loan, the borrower funded aggregate reserves of $3,150,635 with respect to The Strip Property, comprised of (i) $249,647 for real estate taxes, (ii) $1,681,291 for replacement reserves, (iii) $800,399 for deferred maintenance and (iv) $419,298 for an unfunded obligation reserve relating to leasing commissions.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to The Strip Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under The Strip Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, (iii) a replacement reserve in the amount of $9,837 and (iv) a tenant improvements and leasing commissions reserve in the amount of $33,333, subject to a cap of $2,000,000.

■	Lockbox and Cash Management. The Strip Loan documents require a hard lockbox with springing cash management. The Strip Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to The Strip Property be promptly deposited into such lockbox account following receipt. Every fourth business day that no The Strip Trigger Period (as defined below) is continuing, all amounts in the lockbox account are required to be swept to a borrower-controlled operating account. During the continuance of a The Strip Trigger Period, all amounts in the lockbox account are required to be swept to a lender-controlled cash management account every fourth business day and, provided no event of default under The Strip Loan documents is continuing, applied to payment of applicable debt service, payment of operating expenses and funding of required reserves, with the remainder being deposited into an excess cash flow reserve. Provided no event of default under The Strip Loan documents is continuing, funds in the excess cash flow reserve are (i) to the extent a The Strip Trigger Period is continuing, to be held by the lender as additional collateral for The Strip Loan; provided that, so long as no event of default is then ongoing pursuant to The Strip Loan documents, such excess cash flow reserves may (to the extent there are insufficient reserves on deposit in the leasing reserve account) be disbursed for payment of Approved Leasing Expenses (as defined below) and (ii) to the extent no The Strip Trigger Period is continuing, to be swept into the borrower’s operating account. After the occurrence and during the continuance of an event of default under The Strip Loan documents, the lender may apply any funds in the cash management account to amounts payable under The Strip Loan (and/or toward the payment of expenses of The Strip Property), in such order of priority as the lender may determine.

A “The Strip Trigger Period” means a period commencing upon the earliest of (i) the occurrence of an event of default under The Strip Loan documents and continuing until the same is cured or (ii) on the date that the debt service coverage ratio is less than 1.15x and continuing until the debt service coverage ratio is equal to or greater than 1.15x for one calendar quarter. Notwithstanding the foregoing, no The Strip Trigger Period will be deemed to exist solely with respect to clause (ii) of this definition during any period that the Collateral Cure Conditions (as defined below) are satisfied.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

40

THE STRIP

“Approved Leasing Expenses” means expenses incurred in connection with tenant improvement and leasing commissions which are (A) contained or referenced in any Major Lease (defined below) which has been approved or deemed approved by the lender in accordance with the terms of The Strip Loan documents, (B) incurred in the ordinary course of business and on standard market terms in connection with any lease which does not require the lender’s approval pursuant to the terms of The Strip Loan documents or (C) otherwise approved by the lender, which approval will not be unreasonably withheld, conditioned or delayed.

A “Major Lease” means, as to The Strip Property (i) any lease which, individually or when aggregated with all other leases at The Strip Property with the same tenant or its affiliate, demises 25,000 SF or more of The Strip Property’s gross leasable area, (ii) any lease which contains any option, offer, right of first refusal or other similar entitlement to acquire or encumber all or any portion of The Strip Property, (iii) any lease with an affiliate of The Strip Loan borrower as tenant (other than (x) a lease with any property manager for the space that is occupied by the property manager at origination (which space constitutes approximately 5,286 SF) for office purposes to the extent such space is let to the property manager as part of its compensation package and provided further that the property manager is required to vacate the space if the property management agreement with the applicable property manager terminates for any reason and (y) the lease with Menchie’s Frozen Yogurt) and (iv) any instrument guaranteeing or providing credit support for any lease meeting the requirements of (i), (ii) and/or (iii) above.

“Collateral Cure Conditions” exist when the borrower has deposited cash into an account with the lender or delivered to the lender a letter of credit which, in either case, serves as additional collateral for The Strip Loan, in an amount equal to 15% of the annual debt service payments that are due as of the origination of The Strip Loan (the “Collateral Deposit Amount”) and thereafter, on each one year anniversary date of the date that the borrower made the deposit (or delivered the letter of credit), the borrower deposits additional cash collateral in the amount of the Collateral Deposit Amount or increases the amount of the letter of credit by an amount equal to the Collateral Deposit Amount, as applicable.

■	Property Management. The Strip Property is currently managed by Robert L. Stark Enterprises, Inc., an affiliate of the borrower. Under The Strip Loan documents, The Strip Property may not be managed by any party other than Robert L. Stark Enterprises, Inc.; provided, however, if no event of default under The Strip Loan documents exists, the borrower is permitted to replace Robert L. Stark Enterprises, Inc. with a property manager that is reasonably approved by the lender, with 30 days’ written notice and, if such property manager is an affiliate of the borrower, a new non-consolidation opinion provided by the borrower’s counsel, as well as a rating agency confirmation. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists an event of default under The Strip Loan documents, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of The Strip Property (plus 18 months of rental loss and/or business interruption coverage and an additional period of indemnity covering the six months following restoration). The “all-risk” policy containing terrorism insurance is required to contain a deductible no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

41

OZRE LEASED FEE PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

42

OZRE LEASED FEE PORTFOLIO

MI
Detroit
Binghamton
NY
MA
Boston
Hartford
Providence
CT
RI
Scranton
Bridgeport
Cleveland
PA
OH
Pittsburgh
New York
NJ
Newark
Philadelphia
Columbus
Baltimore
Cincinnati
Washington, D.C.
MD
DE
Charleston
WV
Richmond
VA
Norfolk
Atlantic Ocean
Knoxville
NC
Raleigh
Charlotte
SC
11 13 18 29 32 34
12 22 35 36 42
2 14 16 17 30 37 41 44 57 58
9 15 26
8 19 25
3 4 5 10 21 24 27 39 45 46 47 48 49 50 51 52 53 54 56
1 6 7 20 23 28 31 33 38 40 55
43
CARTIFACT

OZRE Leased Fee Portfolio

#	ADDRESS	CITY/STATE	ZIP
1	300 Arboretum Place	North Chesterfield, VA	23236
2	700 East Gate Drive	Mount Laurel, NJ	08054
3	6802 Paragon Place	Richmond, VA	23230
4	6800 Paragon Place	Richmond, VA	23230
5	2100 West Laburnum Avenue	Richmond, VA	23227
6	7501 Boulder View Drive	North Chesterfield, VA	23225
7	7300 Beaufont Springs Drive	North Chesterfield, VA	23225
8	4870 Sadler Road	Glen Allen, VA	23060
9	12015 Lee Jackson Memorial Highway	Fairfax, VA	22033
10	6806 Paragon Place	Richmond, VA	23230
11	925 Harvest Drive	Blue Bell, PA	19422
12	555 Croton Road	King of Prussia, PA	19406
13	980 Harvest Drive	Blue Bell, PA	19422
14	309 Fellowship Road	Mount Laurel, NJ	08054
15	11781 Lee Jackson Memorial Highway	Fairfax, VA	22033
16	305 Fellowship Road	Mount Laurel, NJ	08054
17	701 East Gate Drive	Mount Laurel, NJ	08054
18	920 Harvest Drive	Blue Bell, PA	19422
19	4880 Sadler Road	Glen Allen, VA	23060
20	1025 Boulders Parkway	North Chesterfield, VA	23225
21	2201 Tomlynn Street	Richmond, VA	23230
22	2240-2250 Butler Pike	Plymouth Meeting, PA	19462
23	7401 Beaufont Springs Drive	North Chesterfield, VA	23225
24	2511 Brittons Hill Road	Richmond, VA	23230
25	4805 Lake Brook Drive	Glen Allen, VA	23060
26	4401 Fair Lakes Court	Fairfax, VA	22033
27	2812 Emerywood Parkway	Richmond, VA	23294
28	9100 Arboretum Parkway	North Chesterfield, VA	23236
29	500 Enterprise Road	Horsham, PA	19044
30	303 Fellowship Road	Mount Laurel, NJ	08054
31	9011 Arboretum Parkway	North Chesterfield, VA	23236
32	910 Harvest Drive	Blue Bell, PA	19422
33	7325 Beaufont Springs Drive	North Chesterfield, VA	23225
34	1 Progress Drive	Horsham, PA	19044
35	2260 Butler Pike	Plymouth Meeting, PA	19462
36	140 West Germantown Pike	Plymouth Meeting, PA	19462
37	307 Fellowship Road	Mount Laurel, NJ	08054
38	9210 Arboretum Parkway	North Chesterfield, VA	23236
39	2221 Dabney Road	Richmond, VA	23230
40	9200 Arboretum Parkway	North Chesterfield, VA	23236
41	815 East Gate Drive	Mount Laurel, NJ	08054
42	120 West Germantown Pike	Plymouth Meeting, PA	19462
43	4364 South Alston Avenue	Durham, NC	27713
44	308 Harper Drive	Moorestown, NJ	08057
45	2251 Dabney Road	Richmond, VA	23230
46	2212 Tomlynn Street	Richmond, VA	23230
47	2256 Dabney Road	Richmond, VA	23230
48	2246 Dabney Road	Richmond, VA	23230
49	2244 Dabney Road	Richmond, VA	23230
50	2130 Tomlynn Street	Richmond, VA	23230
51	2161 Tomlynn Street	Richmond, VA	23230
52	2248 Dabney Road	Richmond, VA	23230
53	2112 Tomlynn Street	Richmond, VA	23230
54	2277 Dabney Road	Richmond, VA	23230
55	9211 Arboretum Parkway	North Chesterfield, VA	23236
56	2240 Dabney Road	Richmond, VA	23230
57	817 East Gate Drive	Mount Laurel, NJ	08054
58	161 Gaither Drive	Mount Laurel, NJ	08054

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

43

OZRE LEASED FEE PORTFOLIO

Mortgaged Properties Information		Mortgage Loan Information
Number of Mortgaged Properties	58	Loan Seller		CCRE
Location (City/State)	Various/ VA, PA, NJ, NC	Cut-off Date Principal Balance(6)		$65,750,000
Property Type(1)	Leased Fee	Cut-off Date Principal Balance per SF(4)		$44.76
Size (SF)(1)	3,926,180	Percentage of Initial Pool Balance		8.7%
Total Occupancy as of 1/5/2016(1)	90.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/5/2016(1)	90.4%	Type of Security(1)		Fee Simple
Year Built / Latest Renovation(1)	Various / Various	Mortgage Rate		4.30000%
Appraised Value(2)	$250,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)	120

In Place Contractual Ground Rent	$11,894,564
Loan Term Average Ground Rent	$13,325,934	Escrows
Year 10 Contractual Ground Rent	$14,854,680		Upfront	Monthly
Ground Lease Expiration(3)	February 3, 2114 / February 3, 2115	Taxes	$0	$0
Cut-off Date LTV Ratio(2)(4)	70.2%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(4)	70.2%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(4)(5)	1.74x / 1.74x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(4)	7.6% / 7.6%	Other(7)	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination (OZRE Leased Fee Portfolio)	$175,750,000	41.0%	Allocated Purchase Price (OZRE Leased Fee Portfolio)(8)	$184,815,376	43.1%
Sponsor Equity (OZRE Leased Fee Portfolio)	$15,717,555	3.7	Closing Costs (OZRE Leased Fee Portfolio)	$6,652,178	1.6
Mortgage Loan (Leasehold Interest)(9)	$180,800,000	42.2	Allocated Purchase Price (Leasehold Interest)	$198,270,821	46.2
Och-Ziff Equity (Leasehold Interest)	$28,304,610	6.6	Closing Costs (Leasehold Interest)	$39,138,399	9.1
Brandywine Implied Equity (Leasehold Interest)	$28,304,610	6.6
Total Sources	$428,876,775	100.0%	Total Uses	$428,876,775	100.0%

(1)	The collateral for the OZRE Leased Fee Portfolio Loan Combination represents the fee simple interests in the land (and not the related improvements). Year built and renovated, square footage and occupancy are based on the improvements, which are not collateral for the OZRE Leased Fee Portfolio Loan Combination.

(2)	The portfolio Appraised Value of $250.4 million reflects a premium of 5.9% attributed to the aggregate value of the OZRE Leased Fee Portfolio Properties as a whole. The sum of the value of each of the OZRE Leased Fee Portfolio Properties on an individual basis is approximately $236,425,000, which represents a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 74.3%.

(3)	Ten Properties located in New Jersey have a lease expiration of February 3, 2114.

(4)	Calculated based on the aggregate outstanding principal balance of the OZRE Leased Fee Portfolio Loan Combination.

(5)	The NOI DSCR and NCF DSCR based on the in-place contractual ground rent is 1.55x.

(6)	The Cut-off Date Principal Balance of $65,750,000 represents the non-controlling notes A-3, A-6, A-7 and A-8 of the $175,750,000 OZRE Leased Fee Portfolio Loan Combination, which is evidenced by eight pari passu notes. The non-controlling notes A-1, A-4 and A-5, which have an aggregate outstanding principal balance as of the Cut-off Date of $70,000,000, are currently held by Cantor Commercial Real Estate Lending, L.P. or an affiliate and are expected to be contributed to the CFCRE 2016-C4 securitization transaction. The controlling note A-2, which has an aggregate outstanding principal balance as of the Cut-off Date of $40,000,000 is currently held by Cantor Commercial Real Estate Lending, L.P. or an affiliate and is expected to be contributed to one or more future commercial mortgage securitization transactions.

(7)	See “—Escrows” below.

(8)	At origination of the OZRE Leased Fee Portfolio Loan Combination, the borrower acquired 100% of the fee simple interests in the underlying land beneath the 58 OZRE Leased Fee Portfolio Properties, each of which is subject to the Ground Lease (as defined below). See “–Ground Lease” below.

(9)	Simultaneous with origination of the OZRE Leased Fee Portfolio Loan Combination, the owner of the leasehold interest mortgaged its leasehold interest in the improvements on each of the OZRE Leased Fee Portfolio Properties.

■	The Mortgage Loan. The mortgage loan (the “OZRE Leased Fee Portfolio Loan”) is part of a loan combination (the “OZRE Leased Fee Portfolio Loan Combination”) evidenced by eight pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interests in the underlying land beneath a 3,926,180 SF, 58-property portfolio of office and industrial properties located in four states and subject to a unitary 98/99-year ground lease (each a “Property” or an “OZRE Leased Fee Portfolio Property”, and collectively, the “OZRE Leased Fee Portfolio Properties”). The OZRE Leased Fee Portfolio Loan (evidenced by the non-controlling notes A-3, A-6, A-7 and A-8) had an original principal balance of $65,750,000, has an outstanding principal balance as of the Cut-off Date of $65,750,000 and represents approximately 8.7% of the Initial Pool Balance. The related companion loans (the “OZRE Leased Fee Portfolio Companion Loans”) are evidenced by notes A-1, A-2, A-4 and A-5. The non-controlling notes A-1, A-4 and A-5, which have an aggregate outstanding principal balance as of the Cut-off Date of $70,000,000, are currently held by Cantor Commercial Real Estate Lending, L.P. and are expected to be contributed to the CFCRE 2016-C4 securitization transaction. The controlling note A-2, which has an outstanding principal balance as of the Cut-off Date of $40,000,000, is currently held by Cantor Commercial Real Estate Lending, L.P. or an affiliate and is expected to be contributed to one or more future commercial mortgage securitization transactions. The OZRE Leased Fee Portfolio Loan Combination was originated by Cantor Commercial Real Estate Lending, L.P. or an affiliate on February 4, 2016, had an original principal balance of $175,750,000 and has an aggregate outstanding principal balance as of the Cut-off Date of $175,750,000. Both the OZRE Leased Fee Portfolio Loan and the OZRE Leased Fee Portfolio

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

44

OZRE LEASED FEE PORTFOLIO

Companion Loans accrue interest at an interest rate of 4.30000% per annum. The borrower utilized the proceeds of the OZRE Leased Fee Portfolio Loan Combination along with approximately $15.7 million of borrower sponsor equity were primarily used to acquire the OZRE Leased Fee Portfolio Properties as part of a larger transaction and pay closing costs. See “Sources and Uses” above.

The OZRE Leased Fee Portfolio Loan had an initial term of 120 months, and has a remaining term as of the Cut-off Date of 117 months. The OZRE Leased Fee Portfolio Loan requires monthly payments of interest only during its term. The scheduled maturity date of the OZRE Leased Fee Portfolio Loan is the due date in February 2026. Provided that no event of default under the OZRE Leased Fee Portfolio Loan is continuing, the OZRE Leased Fee Portfolio Loan may be voluntarily prepaid at any time on or after the first due date following the earlier of (a) February 4, 2019 and (b) the second anniversary of the last securitization of any portion of the OZRE Leased Fee Portfolio Loan Combination. Prepayment of the OZRE Leased Fee Portfolio Loan Combination is subject to a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the present values of the remaining scheduled principal and interest payments and (ii) 1% of the principal amount being prepaid. Voluntary prepayment of the OZRE Leased Fee Portfolio Loan Combination is permitted on and after September 6, 2025 without payment of any yield maintenance or prepayment premium.

■	The Mortgaged Property. The OZRE Leased Fee Portfolio Properties consist of the borrower’s fee simple interests in the underlying land beneath a 3,926,180 SF, 58-property portfolio of office (44 Properties; 83.6% of the net rentable area (the “NRA”); 89.4% of the allocated loan amount) and industrial properties (14 Properties; 16.3% of NRA; 10.6% of the allocated loan amount). The OZRE Leased Fee Portfolio Properties are subject to a 99-year Ground Lease (98 years for Properties located in New Jersey). See “—Ground Lease” below. The OZRE Leased Fee Portfolio Properties are located in four metropolitan statistical areas (“MSAs”): the Richmond-Petersburg, VA MSA (33 Properties), the Philadelphia, PA MSA (21 Properties), the Washington, DC MSA (3 Properties) and the Durham-Chapel Hill, NC MSA (1 Property). The OZRE Leased Fee Portfolio Properties are leased to Map Ground Lease Owner LLC (the “Ground Lessee”) who in turn leases the OZRE Leased Fee Portfolio Properties to office and industrial tenants. As of January 5, 2016, the improvements at the OZRE Leased Fee Portfolio Properties were 90.4% leased to 475 tenants, with no individual tenant representing more than 4.4% of the NRA. The top three tenants at the improvements include PPD Development, LLC (172,237 SF; 4.4% of the NRA), Parallon Holdings, LLC (149,466 SF; 3.8% of the NRA) and the Commonwealth of Virginia (110,815 SF; 2.8% of the NRA).

MSA Summary

MSA	# of Properties	SF(1)	Occupancy(1)	UW NCF(2)	Allocated Loan Amount(3)	Appraised Value(4)	LTV	UW NCF Debt Yield
Richmond-Petersburg, VA	33	2,362,952	94.5%	$7,823,233	$105,400,000	$135,125,000	78.0%	7.4%
Philadelphia, PA(5)	21	1,169,016	85.9	4,719,859	57,850,000	86,220,000	67.1	8.2
Washington, DC(6)	3	336,967	76.9	664,032	11,050,000	13,150,000	84.0	6.0
Durham-Chapel Hill, NC	1	57,245	95.6	118,810	1,450,000	1,930,000	75.1	8.2
Total / Wtd. Avg.	58	3,926,180	90.4%	$13,325,934	$175,750,000	$236,425,000	74.3%	7.6%
Portfolio Value						$250,400,000	70.2%

(1)	Reflects SF and occupancy of the improvements, which are not collateral for the OZRE Leased Fee Portfolio Loan Combination.

(2)	Based on the average ground rent payment due under the Ground Lease.

(3)	Based on the OZRE Leased Fee Portfolio Loan Combination.

(4)	The portfolio appraised value of $250.4 million reflects a premium attributed to the aggregate value of the OZRE Leased Fee Portfolio Properties as a whole. The sum of the value of each of the OZRE Leased Fee Portfolio Properties on an individual basis is $236,425,000.

(5)	Includes 10 Properties located in New Jersey that are within the Philadelphia, PA MSA.

(6)	Includes three Properties located in Virginia that are within the Washington, DC MSA.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

45

OZRE LEASED FEE PORTFOLIO

The following table presents certain information relating to the lease rollover schedule for the non-collateral improvements at the OZRE Leased Fee Portfolio Properties based on initial lease expiration dates:

Non-Collateral Improvements Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	161,025	4.1%	4.1%	$1,835,083	3.2%	$11.40	44
2016	265,794	6.8	10.9%	4,439,428	7.8	16.70	47
2017	463,447	11.8	22.7%	8,272,374	14.5	17.85	87
2018	381,909	9.7	32.4%	6,014,879	10.6	15.75	69
2019	356,291	9.1	41.5%	6,301,048	11.1	17.69	60
2020	533,785	13.6	55.1%	9,494,774	16.7	17.79	51
2021	328,711	8.4	63.4%	5,442,131	9.5	16.56	35
2022	618,623	15.8	79.2%	8,060,661	14.1	13.03	29
2023	198,062	5.0	84.2%	3,489,617	6.1	17.62	17
2024	39,244	1.0	85.2%	544,667	1.0	13.88	5
2025	138,430	3.5	88.8%	2,211,336	3.9	15.97	6
2026	24,377	0.6	89.4%	341,278	0.6	14.00	1
2027 & Thereafter	41,446	1.1	90.4%	558,275	1.0	13.47	24
Vacant	375,036	9.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	3,926,180	100.0%		$57,005,550	100.0%	$16.05	475

(1)	Rollover schedule based on the leases for tenants occupying space at the improvements, which are not collateral for the OZRE Leased Fee Portfolio Loan Combination.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

46

OZRE LEASED FEE PORTFOLIO

Portfolio Summary(1)

Property	Location	Property Type	Year Built	SF	# of Tenants	Occupancy	Allocated Loan Amount ($)(2)	Allocated Loan Amount (%)	Appraised Value(3)
300 Arboretum Pl	N. Chesterfield, VA	Office	1988	214,209	20	100.0%	$12,750,000	7.3%	$16,300,000
700 East Gate Dr	Mount Laurel, NJ	Office	1984	119,272	12	84.4%	10,000,000	5.7	13,840,000
6802 Paragon Pl	Richmond, VA	Office	1998, 2000	143,783	22	100.0%	9,250,000	5.3	11,775,000
6800 Paragon Pl	Richmond, VA	Office	1986	146,365	27	88.4%	9,175,000	5.2	10,475,000
7501 Boulder View Dr	N. Chesterfield, VA	Office	1989	136,654	14	88.8%	6,650,000	3.8	8,425,000
2100 West Laburnum Ave	Richmond, VA	Office	1984	128,301	34	95.8%	6,650,000	3.8	8,100,000
7300 Beaufont Springs Dr	N. Chesterfield, VA	Office	1998	120,665	3	100.0%	6,650,000	3.8	7,450,000
4870 Sadler Rd	Glen Allen, VA	Office	2000	62,100	8	100.0%	5,350,000	3.0	6,218,099
12015 Lee Jackson Mem Hwy	Fairfax, VA	Office	1985	150,758	8	72.2%	5,250,000	3.0	6,150,000
6806 Paragon Pl	Richmond, VA	Office	1998, 2000	74,480	7	91.2%	5,200,000	3.0	5,950,000
925 Harvest Dr	Blue Bell, PA	Office	1990	62,957	11	93.4%	4,500,000	2.6	6,650,000
555 Croton Rd	King of Prussia, PA	Office	1999	96,909	14	71.1%	4,250,000	2.4	7,400,000
980 Harvest Dr	Blue Bell, PA	Office	1988	62,379	8	77.8%	4,000,000	2.3	6,150,000
309 Fellowship Rd	Mount Laurel, NJ	Office	1982	55,698	8	93.0%	3,400,000	1.9	4,660,000
11781 Lee Jackson Mem Hwy	Fairfax, VA	Office	1982	130,381	16	77.9%	3,250,000	1.8	3,950,000
305 Fellowship Rd	Mount Laurel, NJ	Office	1980	56,583	8	95.3%	3,025,000	1.7	4,840,000
701 East Gate Dr	Mount Laurel, NJ	Office	1986	61,794	10	91.2%	3,000,000	1.7	4,380,000
920 Harvest Dr	Blue Bell, PA	Office	1989	51,875	1	100.0%	3,000,000	1.7	4,210,000
1025 Boulders Pkwy	N. Chesterfield, VA	Office	1994	93,143	13	84.4%	3,000,000	1.7	4,050,000
4880 Sadler Rd	Glen Allen, VA	Office	1998, 2000	63,427	3	100.0%	3,000,000	1.7	3,506,901
2240-2250 Butler Pike	Plymouth Mtng, PA	Office	1970-1984	52,229	3	100.0%	2,750,000	1.6	4,200,000
7401 Beaufont Springs Dr	N. Chesterfield, VA	Office	1996	82,781	7	92.8%	2,750,000	1.6	4,175,000
2511 Brittons Hill Rd	Richmond, VA	Industrial	1988	132,548	4	100.0%	2,750,000	1.6	3,675,000
2201 Tomlynn St	Richmond, VA	Industrial	1990	85,861	13	95.0%	2,750,000	1.6	3,675,000
4805 Lake Brook Dr	Glen Allen, VA	Office	1995	60,208	8	73.9%	2,575,000	1.5	3,875,000
4401 Fair Lakes Ct	Fairfax, VA	Office	1987	55,828	8	87.6%	2,550,000	1.5	3,050,000
2812 Emerywood Pkwy	Richmond, VA	Office	1979-2000	56,984	8	84.6%	2,500,000	1.4	3,525,000
9100 Arboretum Pkwy	N. Chesterfield, VA	Office	1988	58,446	26	100.0%	2,500,000	1.4	3,325,000
500 Enterprise Rd	Horsham, PA	Office	1991	66,751	1	100.0%	2,350,000	1.3	2,950,000
303 Fellowship Rd	Mount Laurel, NJ	Office	1979	53,768	9	85.4%	2,275,000	1.3	3,810,000
9011 Arboretum Pkwy	N. Chesterfield, VA	Office	1990	73,183	15	85.0%	2,250,000	1.3	3,950,000
910 Harvest Dr	Blue Bell, PA	Office	1989	52,611	2	100.0%	2,250,000	1.3	3,360,000
7325 Beaufont Springs Dr	N. Chesterfield, VA	Office	1998	77,648	4	66.0%	2,250,000	1.3	2,975,000
1 Progress Dr	Horsham, PA	Office	1988	79,204	2	70.4%	2,000,000	1.1	3,400,000
2260 Butler Pike	Plymouth Mtng, PA	Office	1984	31,892	3	100.0%	2,000,000	1.1	3,210,000
140 West Germantown Pike	Plymouth Mtng, PA	Office	1985	25,357	8	100.0%	1,850,000	1.1	2,850,000
307 Fellowship Rd	Mount Laurel, NJ	Office	1981	54,073	15	80.8%	1,850,000	1.1	2,500,000
9210 Arboretum Pkwy	N. Chesterfield, VA	Office	1988	48,423	6	100.0%	1,650,000	0.9	2,600,000
2221 Dabney Rd	Richmond, VA	Industrial	1983	45,250	6	100.0%	1,650,000	0.9	2,190,221
9200 Arboretum Pkwy	N. Chesterfield, VA	Office	1988	49,542	6	100.0%	1,650,000	0.9	2,025,000
815 East Gate Dr	Mount Laurel, NJ	Office	1986	25,500	3	100.0%	1,600,000	0.9	2,364,963
120 West Germantown Pike	Plymouth Mtng, PA	Office	1985	30,574	6	79.9%	1,575,000	0.9	2,420,000
4364 South Alston Ave	Durham, NC	Office	1985	57,245	4	95.6%	1,450,000	0.8	1,930,000
308 Harper Dr	Moorestown, NJ	Office	1976	59,500	7	72.2%	1,425,000	0.8	2,020,000
2251 Dabney Rd	Richmond, VA	Industrial	1983	42,000	5	100.0%	1,400,000	0.8	1,884,779
2212 Tomlynn St	Richmond, VA	Industrial	1985	45,353	1	100.0%	1,400,000	0.8	1,763,612
2256 Dabney Rd	Richmond, VA	Industrial	1983	33,413	6	100.0%	1,125,000	0.6	1,500,000
2246 Dabney Rd	Richmond, VA	Industrial	1991	33,271	1	100.0%	1,125,000	0.6	1,425,000
2244 Dabney Rd	Richmond, VA	Industrial	1995	33,050	1	100.0%	1,100,000	0.6	1,425,000
2130 Tomlynn St	Richmond, VA	Industrial	1986, 1988	29,700	5	100.0%	1,050,000	0.6	1,336,388
2161 Tomlynn St	Richmond, VA	Industrial	1985	41,550	6	100.0%	1,000,000	0.6	1,800,000
2248 Dabney Rd	Richmond, VA	Industrial	1991	30,184	2	100.0%	1,000,000	0.6	1,375,000
2112 Tomlynn St	Richmond, VA	Industrial	1984	23,850	6	100.0%	925,000	0.5	1,200,000
2277 Dabney Rd	Richmond, VA	Industrial	1986	50,400	4	100.0%	925,000	0.5	1,175,000
9211 Arboretum Pkwy	N. Chesterfield, VA	Office	1991	30,791	4	100.0%	900,000	0.5	1,400,000
2240 Dabney Rd	Richmond, VA	Industrial	1984	15,389	2	100.0%	500,000	0.3	600,000
817 East Gate Dr	Mount Laurel, NJ	Office	1986	25,351	6	80.7%	375,000	0.2	515,037
161 Gaither Dr	Mount Laurel, NJ	Office	1987	44,739	5	58.2%	375,000	0.2	490,000
Total				3,926,180	475	90.4%	$175,750,000	100.0%	$236,425,000
Portfolio Value									$250,400,000

(1)	The collateral for the OZRE Leased Fee Portfolio Loan represents the fee simple interests in the land (and not the related improvements) but Property Type, Year Built, SF, # of Tenants and Occupancy in the table above are shown based on the non-collateral leasehold improvements.

(2)	Based on the OZRE Leased Fee Portfolio Loan Combination amount.

(3)	The portfolio appraised value of $250.4 million reflects a premium of 5.9% attributed to the aggregate value of the OZRE Leased Fee Portfolio Properties as a whole. The sum of the value of each of the OZRE Leased Fee Portfolio Properties on an individual basis is $236,425,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

47

OZRE LEASED FEE PORTFOLIO

The following table presents certain information relating to historical occupancy for the non-collateral improvements at the OZRE Leased Fee Portfolio Properties:

Historical Leased %(1)

2013	2014	As of 6/30/2015	As of 1/5/2016
88.1%	90.3%	89.4%	90.4%

(1)	The collateral for the OZRE Leased Fee Portfolio Loan Combination represents the fee simple interests in the land (and not the related improvements).

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the OZRE Leased Fee Portfolio Properties:

In-Place Ground Rent Cash Flow Analysis

	In-Place Ground Rent(1)	Underwritten(2)	Year 10 Contractual
Base Rent(3)	$11,894,564	$13,325,934	$14,854,680
Value of Vacant Space	N/A	N/A	N/A
Net Operating Income / Net Cash Flow	$11,894,564	$13,325,934	$14,854,680

(1)	The NOI and NCF DSCR based on the In-Place Ground Rent is 1.55x.

(2)	Based on the average ground rent through the OZRE Leased Fee Portfolio Loan term.

(3)	Base Rent represents the ground rent that is paid on the 58 OZRE Leased Fee Portfolio Properties.

Cash Flow Analysis of Non-Collateral Improvements(1)

	2012	2013	2014	2015	In-Place / Budget(2)	In Place/Budget Per SF
Base Rent	$50,984,116	$51,138,867	$49,921,676	$51,409,704	$57,005,550	$14.52
Value of Vacant Space	0	0	0	0	$7,355,637	$1.87
Gross Potential Rent	$50,984,116	$51,138,867	$49,921,676	$51,409,704	$64,361,187	$16.39
Total Recoveries	8,674,973	8,807,735	8,853,860	9,445,509	9,139,235	2.33
Total Other Income	1,337,883	1,032,078	635,980	633,382	383,411	0.10
Less: Vacancy	0	0	0	0	(9,726,724)	(2.48)
Effective Gross Income	$60,996,972	$60,978,680	$59,411,516	$61,488,595	$64,157,108	$16.34
Total Operating Expenses	25,132,968	25,516,841	26,106,844	26,811,288	27,582,608	7.03
Net Operating Income	$35,864,004	$35,461,839	$33,304,672	$34,677,307	$36,574,500	$9.32
TI/LC	0	0	0	0	3,926,444	1.00
Capital Expenditures	0	0	0	0	785,289	0.20
Net Cash Flow	$35,864,004	$35,461,839	$33,304,672	$34,677,307	$31,862,767	$8.12

(1)	Based on the cash flow of the improvements of the OZRE Leased Fee Portfolio Properties. Neither the cash flow nor the improvements are collateral for the OZRE Leased Fee Portfolio Loan.

(2)	Non-Collateral In-Place/Budget based on January 2016 rent roll for tenants at the improvements with vacant units leased-up to assumed market rents and approximately $1.3 million in rent steps through January 2017. Total Recoveries and Total Operating Expenses are based on the borrower’s 2016 budget, inclusive of a 4% management fee. Non-Collateral In-Place/Budget also includes a 15.1% market vacancy adjustment, $1.00 per SF in TI/LCs and $0.20 in Capital Expenditures. Non-Collateral In-Place/Budget excludes ground rent payments due under the Ground Lease.

■	Appraisal. According to the appraisal, the OZRE Leased Fee Portfolio Properties had an “as-is” portfolio appraised value of $250,400,000 as of January 2016, which reflects a premium of 5.9% attributed to the aggregate value of the OZRE Leased Fee Portfolio Properties as a whole. The sum of the value of each of the OZRE Leased Fee Portfolio Properties on an individual basis is $236,425,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

48

OZRE LEASED FEE PORTFOLIO

■	Environmental Matters. The Phase I environmental reports dated September 2015 to January 2016 recommended (i) the development of an in-place asbestos operations and maintenance plan for certain OZRE Leased Fee Portfolio Properties, (ii) the establishment of a reserve account (as described below under “—Escrows”) related to the environmental insurance policy (the “PLL Policy”) (as described below) and (iii) with respect to the 2277 Dabney Road Property (which is subject to a voluntary remediation program), the borrower’s obtaining closure and recording a deed restriction. See “Description of the Mortgage Pool – Environmental Considerations” in the Preliminary Prospectus.

■	Market Overview and Competition. The OZRE Leased Fee Portfolio Properties are located in Virginia, Pennsylvania, New Jersey and North Carolina.

Market Overview(1)

MSA	Submarket	NRA	In-Place Rent(2)	Market Rent(3)	In-Place Vacancy(2)	Market Vacancy

Raleigh / Durham, NC	RTP / RDU	57,245	$17.64	$19.95	4.4%	12.8%
Philadelphia	North Burlington County	556,278	$10.83	$13.19	15.8%	9.6%
Philadelphia	Plymouth Mtg. / Blue Bell	369,874	$19.54	$22.50	6.5%	11.2%
Philadelphia	Horsham / Willow Grove	145,955	$11.38	$22.75	16.1%	11.2%
Philadelphia	King of Prussia / Wayne	96,909	$16.39	$25.47	28.9%	11.2%
Washington, DC	Fairfax Center	336,967	$22.37	$28.12	21.9%	15.5%
Richmond VA	Innsbrook	185,735	$20.11	$18.84	8.5%	9.0%
Richmond VA	Midlothian Corridor	985,485	$14.53	$16.06	7.9%	8.6%
Richmond VA	Scott’s Add / West End Ind	641,819	$7.02	$6.86	0.7%	6.5%
Richmond VA	Glenside / Broad St.	421,612	$17.66	$17.96	7.7%	9.0%
Richmond VA	West End	128,301	$15.22	$15.41	4.6%	9.0%
Total / Wtd Avg.		3,926,180	$14.52	$16.64	9.6%	9.5%

(1)	Source: Appraisals.

(2)	Based on in-place triple-net lease rent for tenants occupying space at the improvements and in-place vacancy for the improvements, which are not collateral for the OZRE Leased Fee Portfolio Loan Combination.

(3)	Based on the appraisals’ concluded market rent for the improvements at the OZRE Leased Fee Portfolio Properties.

■	The Borrower. The borrower, Map Fee Owner LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the OZRE Leased Fee Portfolio Loan. The sponsors of the borrower and non-recourse carveout guarantors are Och-Ziff Real Estate Fund III L.P., Och-Ziff Real Estate Parallel Fund III A, L.P., Och-Ziff Real Estate Parallel Fund III B, L.P., Och-Ziff Real Estate Parallel Fund III D, L.P. and Och-Ziff Real Estate Parallel Fund III E, L.P. (collectively, the “OZRE III Funds”) on a joint and several basis.

The OZRE III Funds are controlled by a single general partner, Och-Ziff Real Estate Capital III, L.P. (“Och-Ziff Real Estate”), which is an affiliate of one of the largest alternative asset managers in the world (“Och-Ziff”). As of December 31, 2015, Och-Ziff had $45.5 billion of assets under management with approximately $2.0 billion in real estate funds. Och-Ziff Real Estate was founded by Steven E. Orbuch to make investments in real estate and real estate related assets. Och-Ziff Real Estate has acquired over $5 billion of real estate assets including eight million SF of office and industrial property, over 10,000 multifamily and senior housing units, 7,000 hotel rooms and seven million SF of retail assets throughout the United States.

■	Escrows. Upon the occurrence of a Ground Lease Termination, the borrower will be required to deposit an amount equal to $65,503 into a replacement reserve account and an amount equal to $327,392 into a tenant improvements and leasing commissions reserve account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

49

OZRE LEASED FEE PORTFOLIO

In the event that the Ground Lease Trigger Period (as defined below) has commenced and is continuing and the Ground Lessee is not paying taxes and/or insurance premiums (or otherwise self-insuring) as required under the Ground Lease, the borrower will be required to deposit one-twelfth of the annual taxes and/or one-twelfth of the insurance premiums necessary to bind coverage required by the OZRE Leased Fee Portfolio Loan documents (in each case, as determined by the lender) into a tax and insurance reserve account.

If the Ground Lease has been partially terminated as described below under “—Ground Lease”, and the related severed lease is subject to a Ground Lease Termination, the borrower is required to deposit an allocated amount to each reserve described above that corresponds to the OZRE Leased Fee Portfolio Property demised by such severed lease.

If at any time all or any portion of the improvements to any OZRE Leased Fee Portfolio Property becomes subject to one or more leases to a tenant that leases 20% or more of the aggregate net rentable square footage or in-place rents of the improvements at the OZRE Leased Fee Portfolio Properties as a whole, the borrower will be required to deposit all excess cash flow with the lender to be used to pay any reimbursement costs associated with re-tenanting such space, commencing on (i) the date that is 30 days from the date such tenant ceases operations at its leased premises, (ii) the date such tenant provides notice to vacate or not renew its lease or (iii) the date such tenant is involved in a bankruptcy action.

In the event that as of March 5, 2022, the borrower has not paid the premium required to extend the PLL Policy for three additional years, the borrower is required to deposit $26,019 each month for 12 months (commencing March 6, 2022), into a lender-controlled escrow account (the “PLL Policy Escrow”), which amount may be used to pay premium amounts due in connection with the extension of the PLL Policy to allow for the reporting of claims for an additional three years.

■	Lockbox and Cash Management. The OZRE Leased Fee Portfolio Loan Combination is structured with a hard lockbox and in place cash management. Pursuant to the Ground Lease, the Ground Lessee is required to make monthly rent payments into the lender controlled lockbox account, which payments will be transferred on the next business day to the lender controlled cash management account. On each due date, any amounts remaining after payment of debt service and required reserves will be transferred to the borrower. During the continuance of a Cash Trap Period, all excess cash will be swept into an excess cash flow reserve and held by the lender as additional collateral for the OZRE Leased Fee Portfolio Loan Combination.

A “Cash Trap Period” will occur (i) during any event of default, (ii) during any bankruptcy action of the borrower, guarantor, or property manager or (iii) during a Ground Lease Trigger Period.

A “Ground Lease Trigger Period” will occur (i) upon an event of default under the Ground Lease (or a severed ground lease, if applicable), (ii) upon the Ground Lessee’s delivery of written notice of its intention to terminate the Ground Lease (or a severed ground lease, if applicable), other than in connection with a partial release effectuated in accordance with the terms of the OZRE Leased Fee Portfolio Loan Combination documents, (iii) upon the institution of legal action by the borrower or the Ground Lessee seeking to terminate or cancel the Ground Lease (or any severed ground lease, if applicable) without lender consent, (iv) upon a Ground Lease Termination or (v) upon the occurrence of any bankruptcy action with respect to the Ground Lessee.

A “Ground Lease Termination” will exist when (a) the Ground Lease (or any severed ground lease, if applicable) has been terminated, cancelled or otherwise ceases to remain in full force and effect as to any portion of the OZRE Leased Fee Portfolio Properties, other than in connection with a partial release, and/or (b) title to and/or possession of all or any portion of the improvements has been returned to or otherwise acquired by the borrower.

■	Property Management. The OZRE Leased Fee Portfolio Properties are self-managed by the borrower. The improvements located at the OZRE Leased Fee Portfolio Properties are managed by Brandywine, pursuant to an agreement between Brandywine and the Ground Lessee. Brandywine is one of the largest, full-service, integrated

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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OZRE LEASED FEE PORTFOLIO

real estate companies in the country. Founded in 1994 and based in Radnor, Pennsylvania, Brandywine is organized as a real estate investment trust which invests in office, mixed-use, and industrial properties. As of June 30, 2015, Brandywine owned 199 properties (the OZRE Leased Fee Portfolio Properties account for 33.7% of such properties), including 167 office properties and 20 industrial facilities, containing an aggregate of approximately 25.1 million net rentable SF.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Ground Lease. The OZRE Leased Fee Portfolio Properties are subject to a Ground Lease, which was executed at origination of the OZRE Leased Fee Portfolio Loan Combination (the “Ground Lease”). The Ground Lessee is 50% owned by but not day-to-day controlled by affiliates of the borrower and 50% owned by and day-to-day controlled by Brandywine Realty Trust (“Brandywine”). See “—Property Management” above for additional information relating to Brandywine.

At origination, the borrower delivered a true lease opinion with respect to the Ground Lease. With respect to the OZRE Leased Fee Portfolio Properties located in Virginia, Pennsylvania and North Carolina, the Ground Lease has a term of 99 years with a lease expiration date of February 3, 2115 and with respect to the OZRE Leased Fee Portfolio Properties located in New Jersey, the Ground Lease has a term of 98 years with a lease expiration of February 3, 2114. Annual ground rent is currently $11,894,564 with annual increases of 2.5% for the first 10 years. For every 10-year period thereafter, the borrower (as ground lessor) is entitled to elect whether the annual increase to the then-current rent will be (i) 2.5% or (ii) an amount determined by the consumer price index escalation for the most recent 12-month period, subject to lender approval.

The Ground Lessee has a one-time option to purchase the borrower’s leased fee interests effective February 4, 2026 at a price to be determined at the then prevailing fair market value (based on criteria specified in the Ground Lease), subject to a floor of $330.0 million. The OZRE Leased Fee Portfolio Loan Combination is required to be paid in full prior to the exercise of the purchase option.

The Ground Lessee has the right to voluntarily transfer less than all of its leasehold interest in one or more OZRE Leased Fee Portfolio Properties to a third party and to cause those transferred OZRE Leased Fee Portfolio Properties to be removed from the Ground Lease, and to be instead demised under an identical new ground lease between that third party, as Ground Lessee, and the borrower, as ground lessor. Any such transfer is subject to the borrower’s consent (which may not be unreasonably withheld, except that the borrower may withhold its consent in its sole and absolute discretion if the transfer: (i) would be to a person who violates OFAC or similar representations or who does not possess experience owning and operating properties like the Ground Lease substantially equivalent to that of the Ground Lessee, or (ii) would result in the ratio of net operating income from the OZRE Leased Fee Portfolio Properties subject to the Ground Lease (following such transfer) or the new lease, respectively, when compared to the rent payable under such lease, to be less than 1.75x, as determined by the borrower). The OZRE Leased Fee Portfolio Loan agreement provides for lender consent to any transfers which require the consent of the borrower. Any involuntary transfer of the leasehold estate which occurred due to a foreclosure or similar remedial action by the leasehold lender, or the first voluntary transfer by such lender following acquisition of title, or any severed lease created in connection therewith, is permitted without the consent of the borrower. The Ground Lessee has pledged its interest as security for an unrelated loan.

■	Release of Collateral. Any time during the term of the OZRE Leased Fee Portfolio Loan Combination, the borrower may obtain the release of an individual OZRE Leased Fee Portfolio Property if, among other requirements, (i) the debt service coverage ratio as calculated under the OZRE Leased Fee Portfolio Loan documents after the release is at least the greater of (a) 1.55x (the debt service coverage ratio based on the year one ground rent payment) and (b) the debt service coverage ratio immediately prior to such release, (ii) the debt yield as calculated under the OZRE Leased Fee Portfolio Loan documents after the release is at least the greater of (a) 6.77% (the debt yield based on the year one ground rent payment) and (b) the debt yield immediately

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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OZRE LEASED FEE PORTFOLIO

preceding such release, and (iii) the borrower partially prepays the OZRE Leased Fee Portfolio Loan Combination in an amount equal to the applicable Release Amount, together with the applicable yield maintenance premium.

The “Release Amount” means (i) with respect to each of the 300 Arboretum Place, 6802 Paragon Place, 6800 Paragon Place, 7501 Boulder View Drive, 2100 West Laburnum Avenue, 7300 Beaufont Springs Drive, 4870 Sadler Road, 12015 Lee Jackson Memorial Highway, 6806 Paragon Place, 4880 Sadler Road, 7401 Beaufont Springs Drive, 4805 Lake Brook Drive and 4401 Fair Lakes Court Properties, 125% of the related allocated loan amount and (ii) with respect to any other release, 105% of the related allocated loan amount, or if prior release prices paid are greater than or equal to $17,575,000 in the aggregate, 120% of the related allocated loan amount.

■	Terrorism Insurance. The borrower is required to maintain insurance for, among other forms of coverage, terrorism and acts of terrorism, subject to certain conditions under the related OZRE Leased Fee Portfolio Loan documents, so long as the lender determines that either (i) prudent owners of real estate comparable to the OZRE Leased Fee Portfolio Properties are maintaining same or (ii) prudent institutional lenders (including, without limitation, investment banks) to such owners are requiring that such owners maintain such insurance. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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HYATT REGENCY HUNTINGTON BEACH RESORT & SPA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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HYATT REGENCY HUNTINGTON BEACH RESORT & SPA

MARINERS BALLROOM
LOWER LEVEL
PACIFIC VIEW AVENUE
BEACH BOULEVARD
CONFERENCE PORTE COCHERE
HOTEL PORTE COCHERE
GRAND BALLROOM
SALON A
SALON B
SALON C
SALON D
SALON E
SALON F
SALON G
HUNTINGTON BALLROOM
NORTH
SOUTH
VISTA BALLROOM
LIGHTHOUSE COURTYARD
CALIFORNIA COURTYARD
POOL COURTYARD
SPA COURTYARD
SPA GROTTO
PACIFIC WATERS SPA
FITNESS CENTER
CAMP HYATT
SLYDERS ACTIVITY POOL
WATER SLIDES
SANDPIPER ROOM
ROYAL TERN ROOM
RED CHAIR LOUNGE
LOBBY
FRONT DESK
HERON BOARD ROOM
PELICAN BOARD ROOM
FOOT BRIDGE TO BEACH
PACIFIC COAST HIGHWAY
BEACH AMENITIES
WATERTABLE
1
2
3
4
Pizzeria
5
6
7
8
Slyders
9
Camp Hyatt
10
PACIFIC WATERS Spa
11
AESTHETYX
12
TOES ON THE NOSE
13
14
PET FRIENDLY AREAS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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HYATT REGENCY HUNTINGTON BEACH RESORT & SPA

MAP © 2016 CARTIFACT · DATA © OSM
CARTIFACT
Hyatt Regency Huntington Beach Resort & Spa
21500 Pacific Coast Highway
Huntington Beach, CA 92648
Huntington Beach
DOWNTOWN HUNTINGTON BEACH
PACIFIC OCEAN
Pacific City
(191,000 SQ FT Retail)
(165 Room Hotel)
(516 Unit Condominiums)
Retail Development
Hotel Development
Hilton Waterfront Beach Hotel
Surf City Beach Cottages
Manning Park
Huntington State Beach
Huntington State Beach
Huntington Beach Pier
Duke's Huntington Beach
Savannah at the Beach
Huntington Beach Community Services
Cucina Alessa
Steve's Liquor Market
Jax Bicycle Center
Electric Chair
Sushi On Fire
Beach Front 301
Avila's El Ranchito
Bulldog Lounge
Pete's Mexican Food
Luggatti's Italian Grill
Sanchos Tacos
The Strand
Skechers USA
Huntington Beach Beer
Hurricane Bar & Grill
BJ's Restaurant
Jack's Surfboards
Johnny Rockets
Gallagher's Pub & Grill
Fred's Mexican Cafe
Spark Woodfire Grill
PACIFIC COAST HIGHWAY
HUNTINGTON BEACH BIKE TRAIL
PACIFIC VIEW AVE
PACIFIC COAST HIGHWAY
FRANKFORT AVE
ELMIRA AVE
DETROIT AVE
CHICAGO AVE
BALTIMORE AVE
ATLANTA AVE
ATLANTA AVE
BEACHCOMBER DR
DRIFTWOOD DR
BLUE FIN
CORAL LN
MAIN ST
LAKE ST
HUNTINGTON ST
HUNTINGTON ST
CALIFORNIA ST
DELEWARE ST
DELAWARE ST
SUNDOWN LN
POOLSIDE LN
COAST WATCH LN
1ST ST
2ND ST
4TH ST
5TH ST
6TH ST
7TH ST
8TH ST
PECAN AVE
OLIVE AVE
ORANGE AVE
WALNUT AVE
Burbank
Pasadena
Glendale
Azusa
Arcadia
Irwindale
Beverly Hills
West Hollywood
Santa Monica
Los Angeles
DTLA
Alhambra
Monterey Park
West Covina
Walnut
Industry
Culver City
Vernon
Montebello
Marina Del Rey
LAX
Whittier
South Gate
La Habra
El Segundo
Downey
Santa Fe Springs
Brea
Manhattan Beach
Lynwood
Norwalk
Fullerton
Carson
Lakewood
Cerritos
Torrance
LGB
Buena Park
Anaheim
Cypress
Garden Grove
Lomita
Long Beach
Rancho Palos Verdes
Seal Beach
Westminster
Santa Ana
San Pedro Bay
Huntington Beach
Fountain Valley
SNA
Costa Mesa
Newport Beach

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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HYATT REGENCY HUNTINGTON BEACH RESORT & SPA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Huntington Beach, California	Cut-off Date Principal Balance(2)		$54,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room(1)		$386,847.20
Size (Rooms)	517	Percentage of Initial Pool Balance		7.1%
Total TTM Occupancy as of 12/31/2015	83.5%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 12/31/2015	83.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	2003 / 2009-2015	Mortgage Rate		5.07000%
Appraised Value	$367,900,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest-Only Period (Months)		48
Underwritten Revenues	$88,435,908
Underwritten Expenses	$62,406,949	Escrows
Underwritten Net Operating Income (NOI)	$26,028,959
Underwritten Net Cash Flow (NCF)	$22,537,164		Upfront	Monthly
Cut-off Date LTV Ratio(1)	54.4%	Taxes	$898,739	$299,580
Maturity Date LTV Ratio(1)	49.2%	Insurance	$743,645	$63,174
DSCR Based on Underwritten NOI / NCF(1)	2.00x / 1.74x	FF&E(3) (4)	$9,300,000	$0
Debt Yield Based on Underwritten NOI / NCF(1)	13.0% / 11.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$200,000,000	99.9%	Loan Payoff	$102,519,949	51.2%
Other Sources	136,576	0.1	Principal Equity Distribution	77,797,460	38.9
			Reserves	10,942,384	5.5
			Other Uses(5)	7,900,000	3.9
			Closing Costs	976,782	0.5
Total Sources	$200,136,576	100.0%	Total Uses	$200,136,576	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Hyatt Regency Huntington Beach Resort & Spa Loan Combination.

(2)	The Hyatt Regency Huntington Beach Resort & Spa Loan has an outstanding principal balance as of the Cut-off Date of $54,000,000 and represents the controlling note A-1-1 of the $200,000,000 Hyatt Regency Huntington Beach Resort & Spa Loan Combination, which is evidenced by six pari passu notes. The related companion loans are evidenced by (i) the non-controlling note A-1-2 (with an outstanding principal balance as of the Cut-off Date of $6,000,000), which is currently held by Citigroup Global Markets Realty Corp. and expected to be contributed to one or more future commercial mortgage securitization transactions, (ii) the non-controlling note A-2 (with an outstanding principal balance as of the Cut-off Date of $40,000,000), which is currently held by Citigroup Global Markets Realty Corp. and expected to be contributed to one or more future commercial mortgage securitization transactions, (iii) the non-controlling note A-3 (with an outstanding principal balance as of the Cut-off Date of $40,000,000), which is currently held by Citigroup Global Markets Realty Corp. and expected to be contributed to one or more future commercial mortgage securitization transactions, (iv) the non-controlling note A-4 (with an outstanding principal balance as of the Cut-off Date of $50,000,000), which is currently held by UBS Real Estate Securities Inc. and expected to be contributed to one or more future commercial mortgage securitization transactions, and (v) the non-controlling note A-5 (with an outstanding principal balance as of the Cut-off Date of $10,000,000), which is currently held by UBS Real Estate Securities Inc. and expected to be contributed to one or more future commercial mortgage securitization transactions. See “—The Mortgage Loan” below.

(3)	The $9,300,000 for FF&E is held by the Hyatt Manager (as defined below) in an account in which the lender has a perfected security interest. See “—Escrows” below.

(4)	The monthly FF&E reserve is one-twelfth of 4.0% of total revenue, however the requirement to fund the FF&E reserve on each monthly payment due date is waived per the terms of the Hyatt Regency Huntington Beach Resort & Spa Loan agreement under certain conditions. See “—Escrows” below.

(5)	Other Uses of $7,900,000 represents the borrower’s purchase of the fee simple interest in the Hyatt Regency Huntington Beach Resort & Spa Property. The Hyatt Regency Huntington Beach Resort & Spa Property was previously encumbered by a ground lease.

■	The Mortgage Loan. The mortgage loan (the “Hyatt Regency Huntington Beach Resort & Spa Loan”) is part of a loan combination (the “Hyatt Regency Huntington Beach Resort & Spa Loan Combination”) evidenced by six pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a 517-room full service hotel located in Huntington Beach, California (the “Hyatt Regency Huntington Beach Resort & Spa Property”). The Hyatt Regency Huntington Beach Resort & Spa Loan, which is evidenced by note A-1-1 and represents the controlling interest in the Hyatt Regency Huntington Beach Resort & Spa Loan Combination, had an original principal balance of $54,000,000, has an outstanding principal balance as of the Cut-off Date of $54,000,000 and represents approximately 7.1% of the Initial Pool Balance. The related companion loans (the “Hyatt Regency Huntington Beach Resort & Spa Companion Loans”) had an aggregate original principal balance of $146,000,000, have an outstanding principal balance as of the Cut-off Date of $146,000,000 and are evidenced by (i) the non-controlling notes A-1-2, A-2 and A-3, which are currently held by Citigroup Global Markets Realty Corp. and are expected to be contributed to one or more future commercial mortgage securitization transactions and (ii) the non-controlling notes A-4 and A-5, which are currently held by UBS Real Estate Securities Inc. and are expected to be contributed to one or more future commercial mortgage securitization transactions. The Hyatt Regency Huntington Beach Resort & Spa Loan Combination was co-originated by Citigroup Global Markets Realty Corp. and UBS Real Estate Securities Inc. on April 27, 2016, had an original principal balance of $200,000,000, has an outstanding principal balance as of the Cut-off Date of $200,000,000 and accrues interest at an interest rate of 5.07000% per annum. The proceeds of the Hyatt Regency Huntington Beach Resort & Spa Loan Combination were primarily used to refinance the existing debt on the Hyatt Regency Huntington Beach Resort & Spa Property, return equity to the borrower

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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sponsor, fund reserves, acquire the fee simple interest in the Hyatt Regency Huntington Beach Resort & Spa Property and pay origination costs. The previous mortgage loan secured by the Hyatt Regency Huntington Beach Resort & Spa Property was included in the JPMCC 2006-LDP7 securitization trust.

The Hyatt Regency Huntington Beach Resort & Spa Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Hyatt Regency Huntington Beach Resort & Spa Loan requires interest only payments on each due date through and including the due date occurring in May 2020 and thereafter requires payments of interest and principal based on a 30-year amortization schedule. The scheduled maturity date of the Hyatt Regency Huntington Beach Resort & Spa Loan is the due date in May 2026. Provided that no event of default has occurred and is continuing under the Hyatt Regency Huntington Beach Resort & Spa Loan documents, at any time after the earlier of the third anniversary of origination of the Hyatt Regency Huntington Beach Resort & Spa Loan and the second anniversary of the securitization of the last portion of the Hyatt Regency Huntington Beach Resort & Spa Loan Combination, the Hyatt Regency Huntington Beach Resort & Spa Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Hyatt Regency Huntington Beach Resort & Spa Loan documents. Provided that no event of default has occurred and is continuing under the Hyatt Regency Huntington Beach Resort & Spa Loan documents, voluntary prepayment of the Hyatt Regency Huntington Beach Resort & Spa Loan without a prepayment premium or yield maintenance charge is permitted on or after the due date in February 2026.

■	The Mortgaged Property. The Hyatt Regency Huntington Beach Resort & Spa Property is a 517-room, full service hotel located on approximately 15.1 acres in Huntington Beach, California. The Hyatt Regency Huntington Beach Resort & Spa Property consists of two main buildings, the hotel and the conference center, which were constructed in 2003 and underwent renovations totaling approximately $24.0 million from 2009 to 2015. Of the 517 guestrooms, 57 are suites ranging in size from 888 SF to 2,515 SF. All guestrooms include a balcony or patio. There are 990 on-site parking spaces located in a two-level subterranean parking garage located beneath the Hyatt Regency Huntington Beach Resort & Spa Property. The Hyatt Regency Huntington Beach Resort & Spa Property is directly connected to the beachfront of Huntington Beach by a pedestrian bridge which extends over the Pacific Coast Highway.

Meeting space at the Hyatt Regency Huntington Beach Resort & Spa Property is approximately 112,000 SF, including a 20,000 SF grand ballroom with Pacific Ocean views and a maximum capacity of over 2,000 people, as well as two additional ballrooms with Pacific Ocean views and a maximum capacity ranging from 366 to 677 people. In addition to multiple ballrooms, the Hyatt Regency Huntington Beach Resort & Spa Property contains meeting and boardroom space for smaller groups and approximately 40,000 SF of outdoor function space.

The Hyatt Regency Huntington Beach Resort & Spa Property contains six restaurants including Watertable, which received an Open Table Diners’ Choice Award as one of the Top 100 Best Restaurants in America. Watertable formerly operated as The Californian before The Californian was closed and fully renovated between November 2013 and April 2014. Over $4.5 million was spent on renovating and converting The Californian into Watertable and increasing the restaurant’s capacity from 150 to 250 seats. In 2012, The Californian had revenues of approximately $2.0 million. After reopening as Watertable, the restaurant had revenues of approximately $5.6 million in 2015.

Pacific Waters Spa, located at the Hyatt Regency Huntington Beach Resort & Spa Property, is a 20,000 SF spa available to both hotel guests and non-guests. The spa features 17 treatment rooms in addition to outdoor private treatment areas, a dry sauna, a steam room, men’s and women’s lounges with private whirlpools, waterfall showers, a fitness center and a full service salon. Recreational facilities at the Hyatt Regency Huntington Beach Resort & Spa include a lagoon-style swimming pool and a separate water playground featuring three water slides, a hot tub and a children’s pool.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Hyatt Hotels Corporation owns a 40% indirect ownership interest in the borrower. Thus, the Hyatt Regency Huntington Beach Resort & Spa Property operates without a franchise agreement. The Hyatt Regency Huntington Beach Resort & Spa Property instead operates under a management agreement with Hyatt Corporation which expires in December 2028 and has one five-year renewal option remaining (such agreement, the “Hyatt Management Agreement”).

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hyatt Regency Huntington Beach Resort & Spa Property and its competitive set, as provided in a third-party industry travel research report for the Hyatt Regency Huntington Beach Resort & Spa Property:

Historical Statistics

	Hyatt Regency Huntington Beach Resort & Spa Property(1)			Competitive Set(2)			Penetration(2)
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2011	73.4%	$211.18	$154.91	59.5%	$220.75	$131.25	123.4%	95.7%	118.0%
2012	75.9%	$219.51	$166.70	63.9%	$229.06	$146.35	118.9%	95.8%	113.9%
2013	77.2%	$233.14	$179.92	68.4%	$208.54	$142.62	112.8%	111.8%	126.2%
2014	83.4%	$247.21	$206.10	72.3%	$212.91	$153.93	115.3%	116.1%	133.9%
2015	83.5%	$260.59	$217.50	72.9%	$224.74	$163.86	114.5%	116.0%	132.7%

(1)	As provided by the borrower.
(2)	Source: industry travel research report.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hyatt Regency Huntington Beach Resort & Spa Property:

Cash Flow Analysis(1)

	2013	2014	2015	Underwritten	Underwritten $ per Room
Room Revenue	$33,951,287	$38,892,228	$41,155,432	$41,155,432	$79,604
Food & Beverage Revenue	29,359,486	35,702,200	38,650,718	38,650,718	74,760
Other Revenue(2)	7,470,962	8,682,344	8,448,331	8,629,758	16,692
Total Revenue	$70,781,735	$83,276,772	$88,254,481	$88,435,908	$171,056

Room Expense	$9,428,529	$10,934,411	$10,884,686	$10,884,686	$21,054
Food & Beverage Expense	19,920,331	23,973,352	25,639,989	25,639,989	49,594
Other Expense	2,521,073	2,940,575	3,291,782	3,286,142	6,356
Total Departmental Expense	$31,869,933	$37,848,338	$39,816,457	$39,810,817	$ 77,004
Total Undistributed Expense	17,064,467	18,437,251	18,894,270	18,909,767	36,576
Total Fixed Charges	3,013,600	3,179,772	3,238,484	3,686,365	7,130
Total Operating Expenses	$51,948,000	$59,465,361	$61,949,211	$62,406,949	$120,710

Net Operating Income	$18,833,735	$23,811,411	$26,305,270	$26,028,959	$50,346
FF&E	3,539,087	4,163,839	4,412,724	3,491,795	6,754
Net Cash Flow	$15,294,648	$19,647,573	$21,892,546	$22,537,164	$43,592

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue consists primarily of parking fees, resorts fees, health club, spa and fitness center revenue, and revenue generated from three third-party tenant leases related to 5,845 SF of retail space at the Hyatt Regency Huntington Beach Resort & Spa Property.

■	Appraisal. According to the appraisal, the Hyatt Regency Huntington Beach Resort & Spa Property had an “as-is” appraised value of $367,900,000 as of March 18, 2016 and is expected to have an “as stabilized” appraised value of $383,500,000 as of March 18, 2018. The “as stabilized” appraised value of $383,500,000 reflects the appraiser’s assumption of stabilized occupancy of 84.0% and stabilized ADR of $285.89.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Environmental Matters. According to the Phase I environmental report, dated January 20, 2016, there were no recognized environmental conditions or recommendations for further action at the Hyatt Regency Huntington Beach Resort & Spa Property.

■	Market Overview and Competition. The Hyatt Regency Huntington Beach Resort & Spa Property is located in Huntington Beach, Orange County, California, approximately 35 miles southeast of Los Angeles International Airport, 21 miles southwest of Anaheim, California and 5 miles north of Newport Beach, California. According to the U.S. Census Bureau, as of July 2015, Orange County was the sixth most populous county in the United States. According to the appraisal, the 2015 population within a one-, three- and five-mile radius of the Hyatt Regency Huntington Beach Resort & Spa Property was 13,036, 104,896 and 277,280, respectively. According to the appraisal, 2015 estimated average household income within a one-, three- and five-mile radius of the Hyatt Regency Huntington Beach Resort & Spa Property was $106,813, $115,117 and $104,743, respectively. Tourism is one of the leading industries in Huntington Beach, with the city reporting approximately 11.0 million visitors annually. Nicknamed “Surf City, USA”, Huntington Beach has access to 9.5 miles of Pacific Ocean beachfront which attracts surfers from around the world. Popular tourist destinations in the area include Disneyland, Knott’s Berry Farm, Newport Beach, Fashion Island Shopping Center and Laguna Beach.

According to the city of Huntington Beach, there are over 650 industrial businesses located in Huntington Beach including Boeing, Quicksilver, Cambro Manufacturing, and C&D Aerospace. Orange County is also the headquarters of several Fortune 1,000 companies including Ingram Micro, First American Corporation and Broadcom, as well as the regional headquarters for international businesses such as Mazda, Toshiba, Toyota and Samsung. According to the appraisal, the Hyatt Regency Huntington Beach Resort & Spa Property had a meeting and group penetration factor of approximately 130.0% in 2015, as a result of having a large number of guestrooms, the largest concentration of meeting and group space in the area, expansive grounds and the ability to utilize the beach area for activities.

The appraiser identified seven properties with varying degrees of competitiveness to the Hyatt Regency Huntington Beach Resort & Spa Property. The following table presents certain information related to the competitive properties identified in the appraisal for the Hyatt Regency Huntington Beach Resort & Spa Property.

Hyatt Regency Huntington Beach Resort & Spa Property Competitive Set(1)

Property	Year Opened	Number of Rooms	Distance (in miles)	Transient Demand	Meeting & Group Demand	Appraiser’s Estimated 2015 Occupancy	Appraiser’s Estimated 2015 ADR	Appraiser’s Estimated 2015 RevPAR
Hyatt Regency Huntington Beach Resort & Spa	2003	517	—	55%	45%	83.5%(2)	$261(2)	$217.50(2)
Kimpton Shorebreak Hotel	2009	157	1.0	75%	25%	80.0%	$220	$176.00
Hilton Huntington Beach Waterfront	1990	290	0.3	75%	25%	80.0%	$240	$192.00
Balboa Bay Resort	2003	159	5.0	70%	30%	75.0%	$200	$150.00
Marriott Newport Beach Hotel & Spa	1975	532	7.0	65%	35%	75.0%	$185	$138.75
Marriott Laguna Cliffs Resort & Spa	1987	378	22.0	60%	40%	75.0%	$215	$161.25
Omni La Costa Resort & Spa	1965	607	57.0	60%	40%	70.0%	$275	$192.50
Loews Coronado Bay Resort	1991	439	81.0	60%	40%	80.0%	$210	$168.00
Total / Wtd. Average		3,079		63%	37%	76.9%	$230	$177.00

(1)	Source: Appraisal.

(2)	As provided by the borrower.

■	The Borrower. The borrower is PCH Beach Resort, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the conversion of the borrower into a Delaware limited liability company that occurred shortly after origination of the Hyatt Regency Huntington Beach Resort & Spa Loan. The non-recourse carveout guarantors are Hyatt Hotels Corporation (which owns a 40% indirect ownership interest in the borrower), Robert L. Mayer Jr., Mayer Financial, L.P. and Grand Resort, LLC.

Hyatt Hotels Corporation (NYSE: H, rated Baa2/BBB by Moody’s/S&P) is a global hospitality company with a 59- year history in developing, owning, operating, managing, franchising and licensing hotels, resorts, branded

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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residences and vacation ownership properties. As of March 31, 2016, Hyatt Hotels Corporation’s worldwide portfolio consisted of 652 properties in 53 countries. For the year ended December 31, 2015, Hyatt Hotels Corporation’s reported revenue and adjusted EBITDA were approximately $4.3 billion and $727 million, respectively. As the Hyatt Regency Huntington Beach Resort & Spa Property is managed by Hyatt Corporation, the Hyatt Regency Huntington Beach Resort & Spa Property operates without a franchise agreement. The management agreement with Hyatt Corporation expires in December 2028 and has one five-year renewal option remaining.

Robert L. Mayer, Jr. is the Chairman and Chief Operating Officer of The Robert Mayer Corporation. The Robert Mayer Corporation has been involved in the financing and development of more than 25,000 residential units and the construction and operation of fourteen hotels including the Hyatt Regency Huntington Beach Resort & Spa Property and the Hilton Huntington Beach Waterfront Resort located adjacent to the Hyatt Regency Huntington Beach Resort & Spa Property.

■	Escrows. On the origination date, the borrower funded aggregate reserves of $10,942,384 with respect to the Hyatt Regency Huntington Beach Resort & Spa Property, comprised of (i) $9,300,000 for FF&E (which is held by the Hyatt Manager (as defined below)), (ii) $898,739 for real estate tax expenses and (iii) $743,645 for insurance expenses.

On each due date, the borrower is required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount the lender estimates (initially $299,580) will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount the lender estimates (initially $63,174) will be necessary to pay insurance over the then succeeding 12-month period and (iii) a reserve for FF&E, in an amount equal to the greater of (a) the FF&E Payment (as defined below) and (b) the amount of the deposit (if any) then required by the Hyatt Manager on account of FF&E under the Hyatt Management Agreement.

An “FF&E Payment” means, with respect to the monthly payment date, an amount equal to one-twelfth of 4% of the greater of (x) the annual gross revenues for the hotel related operations at the Hyatt Regency Huntington Beach Resort & Spa Property for the immediately preceding calendar year as reasonably determined by the lender and (y) the projected annual gross revenues for the hotel related operations at the Hyatt Regency Huntington Beach Resort & Spa Property for the calendar year in which such monthly payment date occurs as set forth in the approved annual budget, or if no approved annual budget exists as of the date of determination, an amount reasonably determined by the lender. The FF&E reserve monthly deposit must (A) initially be determined for the balance of the 2016 calendar year as of the origination date and (B) thereafter be adjusted and determined by the lender annually on the monthly payment date in May 2017 and on each monthly payment date falling in each subsequent May thereafter. Notwithstanding anything in the Hyatt Regency Huntington Beach Resort & Spa Loan documents to the contrary, the lender may require the borrower to increase the monthly deposits required pursuant to the Hyatt Regency Huntington Beach Resort & Spa Loan documents upon 30 days’ notice to the borrower if (1) a Hyatt Regency Huntington Beach Resort & Spa Trigger Period is continuing and the lender determines in its reasonable discretion that an increase is necessary to maintain proper maintenance and operation of the Hyatt Regency Huntington Beach Resort & Spa Property and/or (2) the lender determines in its reasonable discretion that an increase is necessary to reflect increased FF&E expenditures required under the Hyatt Management Agreement and/or set forth in any amendment to the most recently determined approved annual budget.

Provided no event of default has occurred and is continuing, the requirement to fund the FF&E reserve on each due date will be waived, provided that Hyatt Corporation reserves funds for FF&E that will be required to be made to the Hyatt Regency Huntington Beach Resort & Spa Property during each calendar year in a manner substantially consistent with the requirements for FF&E set forth in the Hyatt Management Agreement. The lender has a perfected security interest in the FF&E reserve account held by the Hyatt Manager, which security

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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interest is subject to the Hyatt Manager’s right to use this reserve as described in the Hyatt Management Agreement.

On each due date (other than a monthly payment date on which sums in the cash management account are insufficient to make all deposits required pursuant to the cash management waterfall (a “Deposit Shortfall”), projected as the monthly payment dates in November and December in 2016) the borrower is required to fund a Seasonality Reserve Monthly Deposit (as defined below) until such time as the seasonality reserve funds deposited for the calendar year equals or exceeds 100% of the aggregate Negative Monthly Amounts (as defined below) for that calendar year based on the then current approved annual budget. The “Seasonality Reserve Monthly Deposit” equals 100% of the quotient of (x) the aggregate Negative Monthly Amounts for the 12 month period divided by (y) the number of months for which there is no Negative Monthly Amount, based on the then current approved annual budget to be adjusted annually on January 1 of each calendar year. The “Negative Monthly Amount” means, with respect to any due date, the amount, if any, by which operating income for the Hyatt Regency Huntington Beach Resort & Spa Property for the calendar month is insufficient to establish a debt service coverage ratio for the applicable month of 1.10x based on the then current approved annual budget to be adjusted annually on January 1 of each year. If at any time the lender reasonably determines that the amount on deposit in the seasonality reserve account will be insufficient to fund the actual or anticipated aggregate cash management account shortfalls expected to be incurred (such amount, the “Aggregate Shortfall”), the borrower is required to deposit with the lender an amount equal to the Aggregate Shortfall.

Provided that no event of default (except any event of default which would be satisfied by the disbursement from the seasonality reserve account) has occurred and is continuing, if, on the due dates where a Deposit Shortfall is projected (projected as the monthly payment dates in November and December 2016), sums in the cash management account are insufficient to make all deposits required pursuant to the cash management waterfall, the lender is required to disburse a portion of the seasonality reserve funds in an amount equal to the applicable shortfall into the cash management account to be disbursed in accordance with the cash management waterfall. See “—Lockbox and Cash Management” below.

■	Lockbox and Cash Management. The Hyatt Regency Huntington Beach Resort & Spa Loan is structured with a soft springing lockbox and springing cash management. Provided no Hard CM Trigger (as defined below) has occurred, all hotel revenue is collected by the Hyatt Manager and deposited in an account to which the Hyatt Manager has access (the “Hotel Operating Account”). The lender has a perfected security interest in the Hotel Operating Account. Provided no event of default has occurred and the Hyatt Management Agreement is in full force and effect, the Hyatt Manager is required to pay all operating expenses from the Hotel Operating Account pursuant to the Hyatt Management Agreement and deposit such funds necessary to maintain the $1,500,000.00 minimum working capital balance required under the Hyatt Management Agreement. All remaining sums are remitted to the lender-controlled lockbox account prior to the 15th day of each month. Upon the occurrence and during the continuance of an event of default, provided (1) the Hyatt Management Agreement is in full force and effect, (2) the Hyatt Manager continues to be the property manager, and (3) none of the Hyatt Manager, the related guarantors or any affiliate of the foregoing controls the borrower, the Hyatt Manager is required to make disbursements from the Hotel Operating Account as follows: (a) first, funds sufficient to pay the monthly real estate tax deposit due for the then applicable due date, if any, to the lender; (b) second, funds sufficient to pay the monthly insurance deposit due for the then applicable due date, if any, to the lender; (c) third, to fund all other approved operating expenses per the approved annual budget (including the base management fee associated with the capital management of the Hyatt Regency Huntington Beach Resort & Spa Property and a working capital amount approved by the lender in its sole discretion) with monthly comparisons reasonably acceptable to the lender of (x) actual operating expenses paid or reimbursed by or on behalf of the borrower pursuant to the prior distributions under this clause (c), to (y) the approved operating expenses per the approved annual budget for the subject month; and (d) fourth, the balance of all revenue derived from the Hyatt Regency Huntington Beach Resort & Spa Property to the lender-controlled lockbox account. Upon the occurrence and continuance of

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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a Hard CM Trigger, all hotel revenue is required to be deposited directly into the lender-controlled lockbox account.

A “Hard CM Trigger” means the occurrence of either (x) the Hyatt Management Agreement not being in full force and effect or (y) an event of default occurring and continuing and the Hyatt Manager, Hyatt Hotels Corporation or any affiliate of the foregoing controlling the borrower. All amounts in the lender-controlled lockbox account are swept daily into the lender’s cash management account.

Provided no event of default is continuing, on each due date, the lender is required to disburse funds in the cash management account in the following amounts and order of priority: (i) first, to make the monthly reserve deposit for real estate taxes; (ii) second, to make the monthly reserve deposit for insurance premiums; (iii) third, to pay any default interest and late payment charges; (iv) fourth, to pay the monthly debt service amount; (v) fifth, to make the monthly reserve deposit for FF&E (assuming the Hyatt Manager is not holding the FF&E reserve); (vi) sixth, to make the seasonality reserve monthly deposit; (vii) seventh, to pay any other amounts due and owing to the lender; (viii) eighth, to pay for operating expenses for the applicable month; and (ix) ninth, all amounts remaining are required (a) to the extent that a Hyatt Regency Huntington Beach Resort & Spa Trigger Period has occurred and is continuing, to be deposited into the excess cash flow account to be held as additional cash collateral for the Hyatt Regency Huntington Beach Resort & Spa Loan and (b) to the extent that no Hyatt Regency Huntington Beach Resort & Spa Trigger Period exists, to be disbursed to the borrower.

A “Hyatt Regency Huntington Beach Resort & Spa Trigger Period” means (a) a period commencing upon the occurrence and continuance of a monetary event of default or a material non-monetary event of default and continuing until the cure of such event of default, (b) a period commencing when the debt service coverage ratio is less than 1.30x and continuing until the debt service coverage ratio is equal to or greater than 1.40x for two consecutive calendar quarters, (c) the occurrence of a Hyatt Regency Huntington Beach Resort & Spa Hotel Agreement Trigger Period, (d) a period commencing upon the occurrence of a Hyatt Regency Huntington Beach Resort & Spa Hotel Agreement Renewal Trigger Event and continuing until the Hyatt Management Agreement is renewed in accordance with the Hyatt Regency Huntington Beach Resort & Spa Loan documents, or (e) commencing upon the bankruptcy of the property manager and continuing until such property manager is replaced in accordance with the Hyatt Regency Huntington Beach Resort & Spa Loan documents.

A “Hyatt Regency Huntington Beach Resort & Spa Hotel Agreement Trigger Period” means a period (A) commencing upon the first to occur of (i) an event of default by the borrower under the Hyatt Management Agreement (other than de minimis defaults that do not have a material adverse effect), (ii) the borrower or the Hyatt Manager giving notice that it is terminating the Hyatt Management Agreement, (iii) any termination or cancellation of the Hyatt Management Agreement or the Hyatt Management Agreement expiring or otherwise failing to be in full force and effect, (iv) any bankruptcy or similar insolvency of the Hyatt Manager and (v) the Hyatt Regency Huntington Beach Resort & Spa Property failing to be operated or branded pursuant to the Hyatt Management Agreement; and (B) expiring upon the lender’s receipt of evidence reasonably acceptable of satisfaction of the applicable Hyatt Regency Huntington Beach Resort & Spa Hotel Agreement Trigger Period cure conditions and, to the extent a property improvement plan is required, the deposits of any corresponding amounts into a property improvement plan reserve account to pay for the costs of such plan.

A “Hyatt Regency Huntington Beach Resort & Spa Hotel Agreement Renewal Trigger Event” means an event which will be deemed to have occurred if the Hyatt Management Agreement is not renewed in accordance with the Hyatt Regency Huntington Beach Resort & Spa Loan documents on or before the date which is 12 months prior to the expiration of the Hyatt Management Agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Property Management. The Hyatt Regency Huntington Beach Resort & Spa Property is currently managed by Hyatt Corporation, an affiliate of the borrower (the “Hyatt Manager”). The borrower may not replace Hyatt Corporation as the property manager of the Hyatt Regency Huntington Beach Resort & Spa Property without the lender’s consent. The lender may replace (or require the borrower to replace) the property manager if: (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof, or (ii) any voluntary bankruptcy or insolvency proceeding; (b) there exists a default by the property manager beyond all applicable notice and cure periods under the Hyatt Management Agreement; or (c) the lender is exercising its remedies under the Hyatt Regency Huntington Beach Resort & Spa Loan documents following an event of default.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Hyatt Regency Huntington Beach Resort & Spa Property, plus business interruption coverage in an amount equal to 100% of the projected net operating income plus fixed expenses of the Hyatt Regency Huntington Beach Resort & Spa Property for a period continuing from the time of loss until restoration, not to exceed 24 months plus a 12-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is acceptable to the lender and is no greater than $10,000. In the event the Terrorism Risk Insurance Act of 2002, as extended by the Terrorism Risk Insurance Program Reauthorization Act of 2015 and as it may be further extended from time to time (“TRIPRA”) or a similar or subsequent statute is not renewed or extended any time during the term, of the Hyatt Regency Huntington Beach Resort & Spa Loan and terrorism coverage is then subject to rating and availability on the open market, the borrower is required to obtain and maintain terrorism coverage for property, loss of rents/business income, general liability and excess liability/umbrella at a cost not to exceed 200% of all the then-current premiums for all coverages required for the Hyatt Regency Huntington Beach Resort & Spa Loan, excluding earthquake and flood if required, for each subsequent policy term (the “Terrorism Cap”) and, if the cost exceeds the Terrorism Cap, the borrower is required to purchase the maximum amount of coverage available with funds equal to the Terrorism Cap. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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ONE HARBOR POINT SQUARE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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One Harbor Point Square
2200 Atlantic Street
Stamford, CT 06902
Stamford
DOWNTOWN
COVE - EAST SIDE - SHIPPAN
WEST SIDE - WATERSIDE - SOUTH END
Stewart B. McKinney Transportation Center
Stamford/Norwalk Judicial District
Village at Stamford Apartments
The Townhouse Apartments
AVA Stamford
ParcGrove Apartments
Ferguson Library
Trump Tower
Sheraton Stamford Hotel
BLT Financial Center
One Landmark Square
Stamford Town Center
Stamford Old Town Hall
Hotel Zero Degrees
Stamford Plaza
Stamford Marriott Hotel & Spa
One Stamford Forum
75 Tresser
UBS Financial Services
Harbor View
Metro Center
Fairway Market Stamford
121 Towne
The Lofts at Yale and Towne
Plaza Business Center
Hilton Stamford Hotel & Executive Meeting Center
Postmark Apartments
Infinity Harbor Point
101 Park Place
Starwood Hotels & Resorts
Woodland Cemetery
East Branch
Long Island Sound
BROAD ST
TRESSER BLVD
WASHINGTON BLVD
ATLANTIC ST
GROVE ST
STAMFORD FORUM
STAMFORD PLZ
N STATE ST
S STATE ST
DOCK ST
W MAIN ST
GREENWICH AVE
PACIFIC ST
DYKE LN
95
New York
MANHATTAN
QUEENS
BROOKLYN
BRONX
Jersey City
Fort Lee
Hackensack
Paramus
Nanuet
Spring Valley
New City
Nyack
Tarrytown
Harrison
White Plains
Scarsdale
Mamaroneck
Yonkers
Mount Vernon
Briarcliff Manor
Armonk
Chappaqua
Ossining
Stamford
Darien
Norwalk
Glen Cove
Port Washington
Muttontown
Huntington Station
East Meadow
Levittown
LAGUARDIA AIRPORT
JFK INT'L AIRPORT
Long Island Sound
Hudson River
CARTIFACT
MAP © 2016 CARTIFACT · DATA © OSM

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Stamford, Connecticut	Cut-off Date Principal Balance(3)		$41,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$326.31
Size (SF)	251,295	Percentage of Initial Pool Balance		5.4%
Total Occupancy as of 2/1/2016(1)	96.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/1/2016(1)	96.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	2011 / NAP	Mortgage Rate		4.69950%
Appraised Value	$119,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	12
Underwritten Revenues	$13,227,054
Underwritten Expenses	$4,741,524	Escrows
Underwritten Net Operating Income (NOI)	$8,485,530		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,892,973	Taxes	$718,539	$119,757
Cut-off Date LTV Ratio(2)	68.8%	Insurance	$30,763	$7,691
Maturity Date LTV Ratio(2)	57.6%	Replacement Reserve	$0	$4,188
DSCR Based on Underwritten NOI / NCF(2)	1.66x / 1.55x	TI/LC	$0	$26,177
Debt Yield Based on Underwritten NOI / NCF(2)	10.3% / 9.6%	Other(4)	$20,165,432	$2,219

	Sources and Uses(5)
Sources	$	%	Uses	$	%
Loan Combination Amount	$82,000,000	82.8%	Loan Payoff	$53,276,047	53.8%
Mezzanine Loan	16,900,000	17.1	Reserves	20,914,734	21.1
Other Sources	175,000	0.2	Principal Equity Distribution	19,676,367	19.9
			Closing Costs(6)	5,207,852	5.3
Total Sources	$99,075,000	100.0%	Total Uses	$99,075,000	100.0%

(1)	The Total Occupancy and Owned Occupancy excludes two retail tenants, Walgreens and William Pitt Sotheby’s International Realty, which are currently in-place tenants but were underwritten as vacant due to both tenants’ leases expiring in December 2016. The Total Occupancy and Owned Occupancy each include an office tenant, Bridgewater Associates, that has executed a lease with a commencement date of March 2016 but has not yet taken occupancy. Additionally, Total Occupancy and Owned Occupancy each include HP Fitness/Exhale Spa, which occupies 10,238 SF but is not obligated to pay rent; the borrower sponsor is obligated to operate this on-site fitness center in association with the Bridgewater Associates lease.
(2)	Calculated based on the aggregate outstanding principal balance of the One Harbor Point Square Loan Combination.
(3)	The One Harbor Point Square Loan, with an outstanding principal balance as of the Cut-off Date of $41,000,000, is evidenced by the controlling note A-1 of the $82,000,000 One Harbor Point Square Loan Combination. The related companion loan, which is evidenced by the non-controlling note A-2, with an outstanding balance as of the Cut-off Date of $41,000,000, is currently held by German American Capital Corporation or an affiliate and is expected to be contributed to the JPMDB 2016-C2 securitization transaction. See “— The Mortgage Loan” below.
(4)	Upfront other reserves include the following: (i) outstanding tenant improvements ($10,425,850), (ii) free rent ($9,699,890), (iii) a declaration assessment reserve ($24,174) and (iv) a WPCA Assessment Reserve ($15,518). See “— Escrows” below.
(5)	Based on the aggregate original principal balance of the One Harbor Point Square Loan Combination.
(6)	Includes a $3.5 million leasing commission payment related to the Bridgewater Associates lease.

■	The Mortgage Loan. The mortgage loan (the “One Harbor Point Square Loan”) is part of a loan combination (the “One Harbor Point Square Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a condominium unit (the “Master Unit”) within the Harbor Point Planned Community Development in Stamford, Connecticut. The Master Unit consists of a 251,295 SF office and retail building (the “One Harbor Point Square Property”). The One Harbor Point Square Loan, which is evidenced by note A-1 and represents the controlling interest in the One Harbor Point Square Loan Combination, had an original principal balance of $41,000,000, has an outstanding principal balance as of the Cut-off Date of $41,000,000 and represents approximately 5.4% of the Initial Pool Balance. The related companion loan (the “One Harbor Point Square Companion Loan”), which is evidenced by note A-2 and represents the non-controlling interest in the One Harbor Point Square Combination, is currently held by German American Capital Corporation or an affiliate and is expected to be contributed to the JPMDB 2016-C2 securitization transaction. The One Harbor Point Square Loan Combination was co-originated by Citigroup Global Markets Realty Corp. and Deutsche Bank AG, New York Branch on April 11, 2016. The One Harbor Point Square Loan Combination had an original principal balance of $82,000,000 and has an outstanding balance as of the Cut-off Date of $82,000,000. The One Harbor Point Square Loan accrues interest at an interest rate of 4.69950% per annum. The proceeds of the One Harbor Point Square Loan Combination were primarily used to refinance the debt on the One Harbor Point Square Property, fund reserves, return equity to the borrower sponsor and pay origination costs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The One Harbor Point Square Loan had an initial term of 120 months and has a remaining term as of the Cut-off Date of 120 months. The One Harbor Point Square Loan requires interest only payments for the first 12 months following origination and, thereafter, requires payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of the One Harbor Point Square Loan is May 6, 2026. Voluntary prepayment of the One Harbor Point Square Loan without payment of any prepayment premium is permitted on or after March 6, 2026. Provided no event of default under the One Harbor Point Square Loan Combination documents has occurred and is continuing, at any time after the second anniversary of the securitization Closing Date, the One Harbor Point Square Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the One Harbor Point Square Loan Combination documents. The borrower has the right to prepay the One Harbor Point Square Loan in whole, but not in part, on any date before March 6, 2026, provided that the borrower pays a prepayment fee equal to the greater of (i) a yield maintenance premium and (ii) 1% of the principal amount being prepaid.

■	The Mortgaged Property. The One Harbor Point Square Property consists of a 251,295 SF, eight-story Class A, office and retail building located in Stamford, Connecticut and was developed by the borrower sponsor in 2011 as part of the larger Harbor Point Planned Community Development (the “Harbor Point Planned Community”). The One Harbor Point Square Property represents one condominium unit within the Harbor Point Planned Community and 13.58% by ownership share. Total Occupancy and Owned Occupancy at the One Harbor Point Square Property were both 96.3% as of February 1, 2016. The One Harbor Point Square Property is comprised of 223,718 SF of fully occupied office space, 17,339 SF of first floor retail space and a 10,238 SF on-site fitness space. One Harbor Point Square features column free floor plates ranging from 29,000 to 33,000 SF, high ceilings and panoramic views of Stamford and the Long Island Sound.

The office space is 100.0% leased to four tenants. The largest office tenant is Bridgewater Associates (“Bridgewater”), which leases 137,986 SF or 54.9% of the net rentable area (the “NRA”) across five floors through June 2032. Bridgewater’s lease commenced in March 2016 and the tenant anticipates taking occupancy of its space in August 2016. Bridgewater is currently in a free rent period and is required to commence paying rent on June 13, 2017. Bridgewater is one of the largest hedge funds in the world and manages approximately $150 billion in global investments for a wide array of institutional clients, including foreign governments and central banks, corporate and public pension funds, university endowments and charitable foundations. The second largest tenant, Castleton Commodities Int. (“CCI”), leases 26.3% of the NRA across the top two floors through May 2027. CCI, formerly known as Louis Dreyfus Highbridge Energy, is an energy commodity trading company founded in 1997 that is headquartered at the One Harbor Point Square Property. The third largest tenant, MC Credit Partners (“MCCP”), leases 5.9% of the NRA through May 2028. MCCP is currently in a free rent period and is required to commence paying rent on November 15, 2016 with respect to 11,272 SF of the MCCP leased space and to commence paying rent on June 15, 2018 with respect to 3,495 SF of the MCCP leased space. MCCP is a direct lending fund which provides debt capital to middle market companies across industries.

The retail space is occupied by Fortina, Pinot’s Palette, BareBurger, Walgreens and William Pitt Sotheby’s International Realty. Walgreens and William Pitt Sotheby’s International Realty are currently occupying their respective spaces; however, they were underwritten as vacant due to near-term lease expirations. The One Harbor Point Square Property also includes a multi-story atrium entrance, central elevator banks and a parking component with 429 covered parking spaces (1.71 spaces per 1,000 SF).

The One Harbor Point Square Property relies on an insured easement to provide the parking required under certain tenant leases. The One Harbor Point Square Loan documents permit the borrower to terminate the easement provided that certain conditions are met, including that the borrower has entered into a replacement parking easement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the One Harbor Point Square Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Bridgewater Associates(3)	NR / NR / NR	137,986	54.9%	$5,795,412	60.1%	$42.00	6/30/2032	2, 5-year options
Castleton Commodities Int.(4)	NR / NR / NR	66,012	26.3	2,696,001	28.0	40.84	5/31/2027	3, 5-year options
MC Credit Partners(5)	NR / NR / NR	14,767	5.9	590,680	6.1	40.00	5/31/2028	2, 5-year options
HP Fitness/Exhale Spa(6)	NR / NR / NR	10,238	4.1	NAP	NAP	NAP	NAP	NA
Waypoint Residential(7)	NR / NR / NR	4,953	2.0	222,885	2.3	45.00	11/30/2022	1, 5-year option
Fortina(8)	NR / NR / NR	3,700	1.5	151,700	1.6	41.00	7/31/2025	1, 10-year option
BareBurger(9)	NR / NR / NR	2,756	1.1	118,508	1.2	43.00	12/31/2024	2, 5-year options
Pinot’s Palette(10)	NR / NR / NR	1,700	0.7	68,000	0.7	40.00	6/30/2024	1, 5-year option
Largest Tenants		242,112	96.3%	$9,643,186	100.0%	$39.83
Vacant Spaces (Owned Space)		9,183	3.7	0	0.0	0.00
Total / Wtd. Avg. All Tenants		251,295	100.0%	$9,643,186	100.0%	$39.83

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	UW Base Rent per SF for CCI, Waypoint Residential and BareBurger takes into account all applicable rent bumps through January 1, 2017.
(3)	Bridgewater has the right to terminate its lease on the seventh, tenth, eleventh, twelfth, thirteenth and fourteenth anniversary dates of its rent commencement of June 13, 2017 with 12 months’ prior notice and payment of a termination fee. Bridgewater has two, five-year renewal options with 12 months’ prior notice for at least two contiguous full floors at 95% of fair market rent or 90% of fair market rent if 100,000 SF or more is renewed. Bridgewater is not yet in occupancy and anticipates taking occupancy of its space in August 2016. Bridgewater is currently in a free rent period and is required to commence paying rent on June 13, 2017.
(4)	CCI has three, five-year (or one ten-year and one five-year) renewal options with 12 months’ prior notice at 95% of fair market rent.
(5)	MCCP has two, five-year renewal options with nine months’ prior notice at 95% of fair market rent. MCCP is currently in a free rent period and is required to commence paying rent on November 15, 2016 with respect to 11,272 SF of the MCCP leased space and to commence paying rent on June 15, 2018 with respect to 3,495 SF of the MCCP leased space.
(6)	There is no rent or lease associated with the HP Fitness/Exhale Spa space as the borrower sponsor is obligated to operate this on-site fitness center under the Bridgewater lease.
(7)	Waypoint Residential has a termination option effective on the last day of the 60th month following its lease commencement date of August 1, 2015 with 12 months’ prior notice and payment of a termination fee. Waypoint Residential has one, five-year renewal option with 12 months’ prior notice at 95% of fair market rent.
(8)	If Fortina closes for more than 90 days during any 12-month period, the borrower may terminate the lease and the tenant is obligated to pay the unamortized tenant improvements, leasing commissions and attorney fees.
(9)	If BareBurger closes for more than 90 days during any 12-month period, the borrower may terminate the lease and the tenant is obligated to pay the unamortized tenant improvements, leasing commissions and attorney fees.
(10)	If Pinot’s Palette closes for more than 90 days during any 12-month period, the borrower may terminate the lease and the tenant is obligated to pay the unamortized tenant improvements, leasing commissions and attorney fees.

The following table presents the lease rollover schedule at the One Harbor Point Square Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants(2)
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	4,953	2.0	2.0%	222,885	2.3	45.00	1
2023	0	0.0	2.0%	0	0.0	0.00	0
2024	4,456	1.8	3.7%	186,508	1.9	41.86	2
2025	3,700	1.5	5.2%	151,700	1.6	41.00	1
2026	0	0.0	5.2%	0	0.0	0.00	0
2027 & Thereafter(2)	229,003	91.1	96.3%	9,082,093	94.2	39.66	3
Vacant(3)	9,183	3.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	251,295	100.0%		$9,643,186	100.0%	$39.83	7

(1)	Calculated based on approximate square footage occupied by each Owned Tenant. Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not reflected in the Lease Expiration Schedule.
(2)	The # of Expiring Tenants in 2027 & Thereafter includes a 10,238 SF on-site fitness space that is a non-revenue generating amenity.
(3)	Vacant Expiring Owned GLA includes Walgreens and William Pitt Sotheby’s International Realty, which are currently in-place tenants but were underwritten as vacant due to near term lease expirations.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the One Harbor Point Square Property:

Historical Leased %(1)

	2013(2)	2014(2)	2015(2)	As of 2/1/2016
Owned Space	35.0%	39.8%	65.8%	96.3%

(1)	As provided by the borrower and which reflects occupancy as of December 31 for the specified year unless otherwise indicated. Current occupancy includes Bridgewater, which has not yet taken occupancy.
(2)	The increases from 2013 occupancy to 2015 occupancy is attributed to the One Harbor Point Square Property being leased up by the borrower sponsor after completing construction of the One Harbor Point Square Property. The increase from 2015 occupancy to occupancy as of February 1, 2016 is attributed to the commencement of the Bridgewater lease.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the One Harbor Point Square Property:

Cash Flow Analysis(1)

	2013(2)	2014(2)	2015(2)(3)	Underwritten(3)	Underwritten $ per SF
Base Rent	$2,495,568	$2,598,231	$3,171,366	$9,564,209	$38.06
Contractual Rent Steps(4)	0	0	0	78,977	0.31
Gross Up Vacancy	0	0	0	466,961	1.86
Total Rent	$2,495,568	$2,598,231	$3,171,366	$10,110,147	$40.23
Total Reimbursables	1,051,829	954,811	1,240,869	4,018,140	15.99
Other Income(5)	91,900	103,241	157,693	374,624	1.49
Vacancy & Credit Loss(6)	0	0	0	(1,275,857)	(5.08)
Effective Gross Income	$3,639,297	$3,656,283	$4,569,928	$13,227,054	$52.64

Real Estate Taxes	$1,477,479	$1,162,749	$1,368,285	$1,372,922	$5.46
Insurance	154,925	164,859	75,527	73,830	0.29
Management Fee	109,179	109,688	142,487	396,812	1.58
Other Operating Expenses	1,811,008	1,958,151	2,538,724	2,897,961	11.53
Total Operating Expenses	$3,552,591	$3,395,447	$4,125,023	$4,741,524	$18.87

Net Operating Income	$86,706	$260,836	$444,905	$8,485,530	$33.77
TI/LC	0	0	0	542,298	2.16
Replacement Reserves	0	0	0	50,259	0.20
Net Cash Flow	$86,706	$260,836	$444,905	$7,892,973	$31.41

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	The increase in 2013 NOI to 2015 NOI is a result of the One Harbor Point Square Property being leased up by the borrower sponsor after construction was completed.
(3)	The increase from 2015 NOI to the Underwritten NOI is primarily the result of the Bridgewater lease commencement as of March 1, 2016. At origination, the borrower deposited into escrow $9,699,890 for free rent obligations related to Bridgewater and MCCP, which fully funds all outstanding free rent obligations.
(4)	Contractual Rent Steps are underwritten based upon the actual scheduled rent increases occurring through January 1, 2017 for CCI, Waypoint Residential and BareBurger.
(5)	Other income includes electricity reimbursements, parking income and income from Fortina’s rooftop seating.
(6)	The appraisal concluded a 5.0% vacancy and a 1.0% credit loss. The One Harbor Point Square Loan was underwritten to an 8.9% vacancy and a credit loss based on a 5.0% factor for Bridgewater and the retail tenants and 15.0% for the remaining office tenants.

■	Appraisal. According to the appraisal, the One Harbor Point Square Property had an “as-is” appraised value of $119,200,000 as of February 1, 2016.

■	Environmental Matters. The Harbor Point Planned Community was built on top of a former brownfield site and has undergone remediation. An environmental land use restriction has been recorded against the One Harbor Point Square Property which, among other things, restricts the disturbance of the soil and certain other work without first obtaining a release from the Connecticut Department of Energy & Environmental Protection. Based on the Phase I environmental report dated March 4, 2016, there were no recommendations for further action regarding the One Harbor Point Square Property other than periodic review of monitoring data for the impacted area.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Market Overview and Competition. The One Harbor Point Square Property is located in the Harbor Point Planned Community waterfront district in Stamford, Connecticut. BLT HP Holding, LLC (“BLT”) is the developer of the Harbor Point Planned Community, an approximately $3.5 billion 100-acre planned community with a mile of waterfront, more than 2,300 residential units and several million SF of commercial development. The residential buildings have an average occupancy of 93.8% and the office buildings within Harbor Point have an average occupancy of 92.8%. The Harbor Point Planned Community is home to retailers, restaurants, public transportation, more than 20 acres of green space and four public marinas. The One Harbor Point Square Property shares the same driveway and roundabout as restaurants such as World of Beer, Boothbay Lobster Company, Paloma and Sign of the Whale. The One Harbor Point Square Property is a six minute walk from the Stamford Transportation Center and a 45 minute train ride to New York City. In addition, the Harbor Point trolley stops directly in front of the One Harbor Point Square Property, providing free trolley service throughout Harbor Point and downtown Stamford. The 2014 population of 126,962 is predicted to increase 3.4% from 2014 to 2019 after already expanding by 3.5% from 2010 to 2014. The 2014 median annual household income was $75,103, with over 37.0% of the population having an annual household income of over $100,000. In addition to finance, Stamford also has other industries in the area with Starwood Hotels & Resorts, NBC and Nestle representing some of the larger non-finance tenants. Stamford has captured 13 corporate headquarters relocations since 2009, including Deloitte, Charter, Tronox, Kayak, and Design Within Reach, among others.

The One Harbor Point Square Property is located within the Bridgeport-Stamford-Norwalk metropolitan statistical area and the Stamford non-central business district submarket of Fairfield Country, which competes directly with the Stamford central business district submarket. According to a market research report, as of the fourth quarter of 2015, the Stamford Class A office market has a vacancy rate of 21.3% and an asking rent of $40.78 per SF. Within Stamford, Class A office properties near the train station similar to the One Harbor Point Square Property had a lower vacancy rate than the overall Stamford submarket. According to the appraisal, a sample of competitive transit oriented properties in Stamford had a 7.0% vacancy rate and an average rent of $50.81 per SF, with the lack of new supply further driving the low vacancy. Approximately 4.9% of the underwritten gross potential income at the One Harbor Point Square Property is derived from retail tenants. According to a market research report, the Stamford retail market is comprised of approximately 4.7 million SF with a vacancy rate of 2.8%.

■	The Borrower. The borrower is One Harbor Point Square LLC, a single-purpose, single-asset Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One Harbor Point Square Loan Combination. The guarantor of the non-recourse carveouts under the One Harbor Point Square Loan is Harbor Point Holding Company LLC. BLT indirectly owns approximately 32% of the borrower, passive limited investors hold 12% of the borrower, and the remaining 56% of the borrower is owned by ten limited partnership entities, six of which are entities controlled by Ira Lubert and Dean Adler. BLT is a privately held real estate private equity, development and property management firm founded in 1982.

■	Escrows. On the origination date, the borrower funded (i) $718,539 for real estate taxes; (ii) $30,763 for insurance premiums; (iii) $20,125,740 for unfunded obligations, $10,425,850 of which is allocable to outstanding tenant improvements and $9,699,890 of which is allocable to free rent related to Bridgewater and MCCP; (iv) $24,174 into a declaration assessments reserve and (v) $15,518 for a WPCA Assessment reserve (as defined below).

On each due date, the borrower is required to fund reserves for: (i) one-twelfth of the taxes (including amounts due under special revenue bonds) that the lender estimates will be payable over the then-succeeding 12-month period, initially $119,757; (ii) a TI/LC reserve in the amount of $26,177; (iii) a replacement reserve in the amount of $4,188; (iv) (a) to the extent that all of the insurance required under the One Harbor Point Square Loan documents is provided through a blanket insurance policy (the “Blanket Condition”), one-twelfth of an amount sufficient to pay the annual insurance premiums necessary to maintain a stand-alone policy which complies with the insurance requirements set forth in the One Harbor Point Square Loan documents and (b) to the extent that

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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the Blanket Condition does not exist, an amount equal to one-twelfth of an amount which would be sufficient to pay the annual insurance premiums due for the renewal of the coverage afforded by the existing policies upon the expiration thereof (as of origination of the One Harbor Point Square Loan, a Blanket Condition exists and the lender anticipates a monthly escrow in the amount of $7,691); (v) an operating expense reserve and (vi) during the occurrence of a One Harbor Point Square Trigger Period (as defined below), a reserve of all excess cash flow generated by the One Harbor Point Square Property.

A “WPCA Assessment Reserve” means on a monthly basis, the borrower is required to escrow $2,219 for annual sewer assessments by the Water Pollution Control Authority of the City of Stamford for connecting the One Harbor Point Square Property to the Stamford sewer system. The borrower filed an appeal, dated October 10, 2012, challenging the amount of the assessments. The appeal is pending in Connecticut Superior Court and the borrower has made and has agreed under the One Harbor Point Square Loan documents to continue to make full annual assessment payments “under protest” until the matter is fully resolved.

A “Declaration Assessment Reserve” means on a monthly basis, during the continuance of a One Harbor Point Square Trigger Period and/or a One Harbor Point Square Mezzanine Trigger Period (both as defined below), the borrower is required to escrow the sum of one-twelfth of an amount which would be sufficient to pay any assessments incurred under the Declaration of Harbor Point Planned Community, dated August 13, 2008, that are anticipated to accrue during the next 12-month period (provided, however, to the extent any anticipated declaration assessment will be of a non-recurring nature, the borrower is required to deposit the full amount of the anticipated assessment).

■	Lockbox and Cash Management. The One Harbor Point Square Loan documents require a hard lockbox with in place cash management. The One Harbor Point Square Loan documents require the borrower to direct all tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to the One Harbor Point Square Property be promptly deposited into such lockbox account following receipt. All funds in the lockbox account are swept daily into a cash management account under the control of the lender and disbursed during each interest period of the term of the One Harbor Point Square Loan in accordance with the One Harbor Point Square Loan documents. To the extent that a One Harbor Point Square Trigger Period (as defined below) has occurred and is ongoing, after payment of: (a) debt service; (b) required reserves; (c) operating expenses; and (d) provided no event of default is ongoing under the One Harbor Point Square Loan documents, monthly debt service on the mezzanine loan, all excess cash flow will be held as additional collateral for the One Harbor Point Square Loan.

A “One Harbor Point Square Trigger Period” means the period commencing on the earliest of (i) the combined debt service coverage ratio being below 1.20x and continuing until the combined debt service coverage ratio is 1.20x or greater for one calendar quarter, (ii) an event of default under the One Harbor Point Square Loan documents and continuing until the applicable event of default is cured and/or (iii) the occurrence of a Specified Tenant Trigger Period (as defined below) and continuing until the applicable Specified Tenant Trigger Period is cured.

A “One Harbor Point Square Mezzanine Trigger Period” means a period (A) commencing on the earlier to occur of (i) the mezzanine lender delivering a written notice to the senior lender stating that an event of default has occurred and is continuing pursuant to the terms of the mezzanine loan documents and (ii) the mezzanine lender delivering a written notice to the senior lender that it is entitled to sums pursuant to the mezzanine loan documents in excess and/or addition to regular mezzanine loan monthly debt service and (B) expiring upon (x) with regard to any One Harbor Point Square Mezzanine Trigger Period commenced in connection with clause (i) above, the mezzanine lender delivering a written notice to the senior lender that the applicable mezzanine loan event of default has been cured and no mezzanine loan event of default is ongoing and (y) with regard to any One Harbor Point Square Mezzanine Trigger Period commenced in connection with clause (ii) above, the mezzanine lender delivering a written notice to the senior lender stating that it is no longer entitled to such sums

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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and the only amounts then due and payable pursuant to the terms of the mezzanine loan documents are the regular mezzanine loan monthly debt service payments.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant (as defined below) being in default under its lease beyond applicable notice and cure periods, (ii) a Specified Tenant failing to be in actual, physical possession of its space, failing to occupy and/or be open in its premises for the conduct of its business during customary hours and/or “going dark” (other than during the initial build-out of its premises (which is required not to exceed 12 months), (iii) except in connection with a minor partial termination permitted under the One Harbor Point Square Loan documents, any Specified Tenant giving written notice that it is terminating its lease for all or any portion of its premises, (iv) any termination or cancellation of any lease with a Specified Tenant (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of a Specified Tenant and (vi) any Specified Tenant failing to extend or renew its lease on or prior to the earlier of (a) 12 months before expiration and (b) the date on which notice must be given to the borrower to exercise the applicable extension option (unless the borrower has entered into a replacement lease which satisfies certain conditions set forth in the One Harbor Point Square Loan documents); and (B) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence (including an estoppel certificate) of (1) the satisfaction of all applicable cure conditions under the One Harbor Point Square Loan documents or (2) the borrower re-leasing the entire space that was demised pursuant to the Specified Tenant’s lease to a new tenant (or series of new tenants) in accordance with the applicable terms and conditions of the One Harbor Point Square Loan documents.

A “Specified Tenant” means (i) Bridgewater, (ii) CCI and (iii) any other lessee(s) of the space demised to the Specified Tenants on the origination date (or any portion thereof) and any guarantor(s) of the applicable related leases.

■	Property Management. The One Harbor Point Square Property is currently managed by Harbor Point Development, LLC. Prime Real Estate LLC is the leasing manager of the One Harbor Point Square Property. Both entities are affiliated with the borrower. Under the One Harbor Point Square Loan documents, Harbor Point Development, LLC may not be replaced as the property manager of the One Harbor Point Square Property by the borrower, except with a management company which is approved by the lender in writing (which approval may be conditioned upon delivery to the lender of a rating agency confirmation), and provided the replacement is permitted under the mezzanine loan documents, that no event of default is continuing under the One Harbor Point Square Loan documents and the borrower provides notice to the lender. The lender may require the borrower to replace the manager if (i) the manager is insolvent or a debtor in a voluntary bankruptcy or insolvency proceeding or involuntary proceeding not dismissed within 90 days, (ii) an event of default is continuing under the One Harbor Point Square Loan documents, (iii) the combined debt service coverage ratio falls below 1.20x, (iv) the manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (v) there exists a default by the manager under the management agreement beyond all applicable notice and cure periods.

■	Mezzanine or Secured Subordinate Indebtedness. A $16.9 million mezzanine loan was funded concurrently with the One Harbor Point Square Loan Combination. The mezzanine loan is coterminous with the One Harbor Point Square Loan Combination, accrues interest at a rate of 10.80000% per annum and amortizes on a 30-year schedule after an initial 12-month interest only period. The mezzanine borrower under the mezzanine loan is One Harbor Point Square Mezz LLC. The current holder of the mezzanine loan is SMHF Cayman Hotel, LLC.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the One Harbor Point Square Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration) with a deductible no greater than $50,000 except as specifically permitted by the One Harbor Point Square Loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SAVANNAH/HILTON HEAD INT'L AIRPORT
SOUTH CAROLINA
Little Back River
Savannah River
Mary Calder Golf Course
The Club At Savannah Harbor
W BAY ST
Garden City
SCAD Museum of Art
City Market
Savannah History Museum
Marriott Savannah Riverfront
100 General McIntosh Boulevard
Savannah, GA 31401
HISTORIC DISTRICT
ISLANDS EXPY
Savannah Golf Club
Forsyth Park
EASTSIDE
GEORGIA
Savannah
MIDTOWN
Daffin Park
McAlpin Square
Victory Square
Thunderbolt
VETERANS PKWY
Memorial University Medical Center
Candler Hospital
Savannah State University
Wilmington River
HUNTER ARMY AIRFIELD
Hunter Golf Club
Bacon Park Golf Course
Bacon Park Shopping Center
Oglethorpe Mall
Georgia Regional Hospital at Savannah
Montgomery Crossroads Shopping Center
Memorial Stadium
Savannah Mall
St Joseph's Hospital
Picadilly Square Shopping Center
Armstrong Atlantic State University
La Vida Country Club
Vernonburg
Wormsloe Historic Site
Skidaway Island State Park
Atlanta
Columbia
Augusta
SOUTH CAROLINA
GEORGIA
Macon
Savannah
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE / CGMRC
Location (City/State)	Savannah, Georgia	Cut-off Date Principal Balance(3)		$40,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room(1)		$189,922.48
Size (Rooms)	387	Percentage of Initial Pool Balance		5.3%
Total TTM Occupancy as of 2/29/2016	71.8%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 2/29/2016	71.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	1992 / 2006	Mortgage Rate		5.58400%
Appraised Value	$110,600,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
		Original Interest Only Period (Months)	NAP

Underwritten Revenues	$23,616,568
Underwritten Expenses	$14,799,845
Underwritten Net Operating Income (NOI)	$8,816,723	Escrows
Underwritten Net Cash Flow (NCF)	$7,635,895		Upfront	Monthly
Cut-off Date LTV Ratio(1)(2)	66.5%	Taxes	$105,000	$105,000
Maturity Date LTV Ratio(1)(2)	50.7%	Insurance	$69,302	$33,923
DSCR Based on Underwritten NOI / NCF(1)	1.61x / 1.40x	FF&E(4)	$0	$98,402
Debt Yield Based on Underwritten NOI / NCF(1)	12.0% / 10.4%	Other(5)	$9,807,740	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$73,500,000	88.6%	Loan Payoff	$71,391,766	86.1%
Principal’s New Cash Contribution	9,412,409	11.4	Reserves	9,982,042	12.0
			Closing Costs	1,538,601	1.9
Total Sources	$82,912,409	100.0%	Total Uses	$82,912,409	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Marriott Savannah Riverfront Loan Combination.

(2)	The Cut-off Date LTV and Maturity Date LTV are calculated utilizing the “as complete” appraised value of $110,600,000 after the completion of the PIP.

(3)	The Marriott Savannah Riverfront Loan has an outstanding principal balance as of the Cut-off Date of $40,000,000 and is evidenced by the controlling note A-1-1 and the non-controlling note A-2-1 of the $73,500,000 Marriott Savannah Riverfront Loan Combination, which is evidenced by six pari passu notes. The related companion loans, which are evidenced by the non-controlling note A-1-2 (currently held by Cantor Commercial Real Estate Lending, L.P. or an affiliate), the non-controlling note A-2-2 (currently held by Citigroup Global Markets Realty Corp.), the non-controlling note A-3 (currently held by Cantor Commercial Real Estate Lending, L.P. or an affiliate) and the non-controlling note A-4 (currently held by Citigroup Global Markets Realty Corp.), have an aggregate outstanding principal balance as of the Cut-off Date of $33,500,000 and are expected to be contributed to one or more future commercial mortgage securitization transactions. See “—The Mortgage Loan” below.

(4)	The Marriott Savannah Riverfront Loan documents require a monthly reserve for FF&E, in an amount equal to one-twelfth of 5% of the annual gross income for the Marriott Savannah Riverfront Property. See “—Escrows” below.

(5)	Other upfront reserves include a PIP reserve of $9,148,700, a seasonality reserve of $500,000 and an immediate repair reserve of $159,040. Additionally, the borrower is required to make deposits into the seasonality reserve as follows: (a) on each of the due dates occurring in June 2016, October 2016 and November 2016, $250,000, and thereafter (b) on each due date occurring in April, May, June, October and November of each year during the term of the Marriott Savannah Riverfront Loan Combination, $250,000 to the extent the balance of the seasonality reserve is less than $1,250,000. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Marriott Savannah Riverfront Loan”) is part of a loan combination (the “Marriott Savannah Riverfront Loan Combination”) comprised of six pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in a 387-room Marriott located in Savannah, Georgia (the “Marriott Savannah Riverfront Property”). The Marriott Savannah Riverfront Loan is evidenced by the controlling note A-1-1 and the non-controlling note A-2-1, with an aggregate outstanding principal balance as of the Cut-off Date of $40,000,000 and represents approximately 5.3% of the Initial Pool Balance. The related companion loans (the “Marriott Savannah Riverfront Companion Loans”), which are evidenced by the non-controlling note A-1-2 (currently held by Cantor Commercial Real Estate Lending, L.P. or an affiliate), the non-controlling note A-2-2 (currently held by Citigroup Global Markets Realty Corp.), the non-controlling note A-3 (currently held by Cantor Commercial Real Estate Lending, L.P. or an affiliate) and the non-controlling note A-4 (currently held by Citigroup Global Markets Realty Corp.), have an aggregate outstanding principal balance as of the Cut-off Date of $33,500,000 and are expected to be contributed to one or more future commercial mortgage securitization transactions. The Marriott Savannah Riverfront Loan Combination was co-originated by Cantor Commercial Real Estate Lending, L.P. and Citigroup Global Markets Realty Corp. on April 22, 2016, had an original principal balance of $73,500,000, has an outstanding principal balance as of the Cut-off Date of $73,500,000 and accrues interest at an interest rate of 5.58400% per annum. The proceeds of the Marriott Savannah Riverfront Loan Combination were primarily used to refinance the debt on the Marriott Savannah Riverfront Property, fund reserves and pay closing costs.

The Marriott Savannah Riverfront Loan Combination had an initial term of 120 months and has a remaining term as of the Cut-off Date of 120 months. The Marriott Savannah Riverfront Loan Combination requires monthly payments of interest and principal based on a 25-year amortization schedule. The scheduled maturity date is the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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due date in May 2026. Voluntary prepayment of the Marriott Savannah Riverfront Loan is prohibited prior to the due date in February 2026. Provided that no event of default under the Marriott Savannah Riverfront Loan documents has occurred and is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the earlier of (a) the fourth anniversary of the first due date or (b) the second anniversary of the closing date of the securitization into which the last piece of the Marriott Savannah Riverfront Loan Combination is deposited.

■	The Mortgaged Property. The Marriott Savannah Riverfront Property is an eight-story, 387-room full-service hotel located in the Savannah Historic District of Savannah, Georgia. The Marriott Savannah Riverfront Property was constructed by the borrower sponsor in 1992 and originally operated as a Radisson before being re-flagged as a Marriott in 1994. The Marriott Savannah Riverfront Property features two food and beverage outlets, two swimming pools (one year-round indoor pool and one seasonal outdoor pool), a full-service spa, business center, fitness center and below and above-ground parking totaling 489 spaces. Additionally, the Marriott Savannah Riverfront Property features 36,000 SF of meeting and event space, which is the largest total meeting space in the competitive set. The Marriott Savannah Riverfront Property features 222 king guestrooms, 123 double/double guestrooms and 42 suites in three separate configurations. Additionally, a total of 60 guestrooms feature river views from private balconies. As of January 21, 2015, the Marriott Savannah Riverfront Property renewed its franchise agreement with Marriott International, Inc. for a 20-year term, with an expiration date of July 22, 2034.

The borrower is currently engaged in a property improvement plan (“PIP”) renovation in conjunction with the January 2015 extension of the Marriott franchise agreement. According to the borrower, there are approximately $8.3 million ($21,491 per room) in remaining costs related to the PIP, which include approximately $1.6 million ($4,227 per room) in public space and amenity renovations, $1.3 million ($3,359 per room) in renovations to meeting spaces and the concierge lounge, and $5.1 million ($13,258 per room) in guestroom and corridor renovations. At origination, approximately $9.1 million ($23,640 per room), approximately 110% of the borrower’s total estimated PIP costs, was funded into a PIP reserve to fund the outstanding PIP renovations. In addition, the Marriott Savannah Riverfront Loan Combination is structured with a completion guarantee for the initial PIP. Following the completion of the PIP, the borrower sponsor will have invested approximately $19.8 million in capital expenditures at the Marriott Savannah Riverfront Property since 2005.

The following table presents certain information relating to the 2016 demand analysis with respect to the Marriott Savannah Riverfront Property based on market segmentation, as provided in the appraisal for the Marriott Savannah Riverfront Property:

Estimated 2016 Accommodated Room Night Demand(1)

Property	Commercial	Meeting and Group	Leisure
Marriott Savannah Riverfront	20.0%	45.0%	35.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the trailing 12-month period through February 2016 penetration rates relating to the Marriott Savannah Riverfront Property, as provided in the February 2016 travel research report:

Penetration Rates(1)

Year	Occupancy	ADR	RevPAR
TTM 2/29/2016	90.2%	97.6%	88.0%
TTM 2/28/2015	95.4%	97.3%	92.9%
TTM 2/28/2014	93.9%	99.4%	93.3%

(1)	Source: February 2016 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Marriott Savannah Riverfront Property:

Marriott Savannah Riverfront Property(1)

	2013	2014	2015	TTM 2/29/2016
Occupancy	70.8%	72.8%	73.4%	71.8%
ADR	$146.82	$152.63	$160.69	$161.96
RevPAR	$103.99	$111.07	$117.88	$116.35

(1)	As provided by the borrower.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Marriott Savannah Riverfront Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 2/29/2016	Underwritten	Underwritten $ per Room
Rooms Revenue	$14,689,501	$15,689,307	$16,651,617	$16,480,400	$16,435,372	$42,469
Food & Beverage Revenue	4,952,748	5,947,690	6,203,866	6,056,180	6,039,633	15,606
Other Operating Revenue(2)	1,142,337	1,111,373	1,049,646	1,054,076	1,051,196	2,716
Other Revenue	112,783	157,072	100,432	90,615	90,367	234
Total Revenue	$20,897,369	$22,905,442	$24,005,561	$23,681,271	$23,616,568	$61,025

Room Expense	$2,870,849	$3,102,846	$3,577,963	$3,608,799	$3,598,939	$9,300
Food & Beverage Expense	2,608,897	3,006,924	3,031,265	3,006,395	2,998,181	7,747
Other Operating Expense	319,915	296,064	318,140	313,974	313,116	809
Total Departmental Expense	$5,799,661	$6,405,834	$6,927,368	$6,929,168	$6,910,236	$17,856
Total Undistributed Expense	5,469,716	5,809,383	6,177,781	6,111,777	6,121,093	15,817
Total Fixed Expense	1,451,256	1,764,883	1,780,226	1,770,925	1,768,516	4,570
Total Operating Expenses	$12,720,633	$13,980,100	$14,885,375	$14,811,870	$14,799,845	$38,242

Net Operating Income	$8,176,736	$8,925,342	$9,120,186	$8,869,401	$8,816,723	$22,782
FF&E Reserve	1,044,868	1,145,272	1,200,278	1,184,064	1,180,828	3,051
Net Cash Flow	$7,131,868	$7,780,070	$7,919,908	$7,685,337	$7,635,895	$19,731

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Operating Revenue includes all parking, gift shop and spa revenues.

■	Appraisal. According to the appraisal, the Marriott Savannah Riverfront Property had an “as-is” appraised value of $102,300,000 as of March 28, 2016 and an “as complete” appraised value of $110,600,000 (which assumes the completion of the work required under the PIP). The Marriott Savannah Riverfront Loan Combination is structured with an upfront reserve for the remaining costs and a completion guarantee for the PIP.

■	Environmental Matters. The Phase I environmental report dated April 19, 2016 recommended no further action at the Marriott Savannah Riverside Property other than (i) the assignment to the borrower of an existing indemnification agreement whereby the owner of a nearby property has assumed responsibility for the presence of impacted soil and groundwater on the subject property and the recordation of a deed restriction (relating to the use of ground water) related thereto and (ii) the movement of certain 55-gallon drums containing diesel fuel to a secondary containment tray, to prevent potential spills (both of which the Marriott Savannah Riverfront Loan documents require the borrower to complete).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Market Overview and Competition. The Marriott Savannah Riverfront Property is located in the Savannah Historic District of Savannah, Georgia alongside the Savannah River. The Savannah Historic District is a two-square mile area featuring numerous museums, churches and monuments of the Revolutionary & Civil War eras and is the largest National Historic Landmark District in the United States. Savannah’s waterfront location and historic sites are a major tourist attraction, drawing 13.4 million visitors in 2014, a 4.1% increase over 2013. Tourism is one of Savannah’s main economic drivers, responsible for providing nearly 25,000 jobs and approximately $2.5 billion in revenue in 2014.

Additional attractions in the area include the Savannah International Trade and Convention Center, a 330,000 SF complex featuring 100,000 SF of exhibition space, 50,000 SF of meeting space and a state-of-the-art 367-seat auditorium. The Savannah International Trade and Convention Center is located on nearby Hutchinson Island, across the Savannah River from downtown Savannah. Hutchinson Island is accessed via the Savannah Belles Ferry, which connects the island with the mainland and makes regular stops at the Marriott Savannah Riverfront Property, one of only two departure locations on the mainland.

The following table presents certain information relating to the primary competition for the Marriott Savannah Riverfront Property:

Marriott Savannah Riverfront Competitive Set (1)

Property	Number of Rooms	Year Built	TTM February 2016 Occupancy	TTM February 2016 ADR	TTM February 2016 RevPAR
Marriott Savannah Riverfront(2)	387	1992	72%	$161.96	$116.35
Hilton DeSoto	246	1890	82%	$165.00	$135.30
Hyatt Regency	351	1981	80%	$170.00	$136.00
Westin Savannah Harbor	403	1999	77%	$185.00	$142.45
Marriott Courtyard	156	2001	82%	$145.00	$118.90
Holiday Inn	127	2007	81%	$130.00	$105.30

(1)	Source: Appraisal.
(2)	As provided by the borrower.

■	The Borrower. The borrower, Columbia Properties Savannah, LLC, a Delaware limited liability company, is a recycled single purpose, single asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Marriott Savannah Riverfront Loan. The non-recourse carveout guarantors under the Marriott Savannah Riverfront Loan are CSC Holdings, LLC and Columbia Sussex Corporation, on a joint and several basis.

Founded in 1972, Columbia Sussex Corporation is a privately-owned company specializing in owning and operating hospitality properties. Currently, Columbia Sussex Corporation owns and manages a $2.6 billion portfolio of 39 hotels with the majority having Marriott flags.

■	Escrows. At origination, the borrower deposited (i) $105,000 into a tax reserve account, (ii) $69,302 into an insurance reserve account, (iii) $9,148,700 into a PIP reserve, (iv) $500,000 into a seasonality reserve and (v) $159,040 into an immediate repair reserve.

On each due date, the borrower is required to make deposits of (i) one-twelfth of the required annual taxes, which currently equates to $105,000, into a tax reserve account, (ii) one-twelfth of the required insurance premiums, which currently equates to $33,923, into an insurance reserve account and (iii) a monthly FF&E reserve of 5% of one-twelfth of the projected annual gross revenues of the Marriott Savannah Riverfront Property, which currently equates to $98,402. Additionally, the borrower is required to make deposits into the seasonality reserve as follows: (a) on each of the due dates occurring in June 2016, October 2016 and November 2016, $250,000 and thereafter (b) on each due date occurring in April, May, June, October and November of each year during the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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term of the Marriott Savannah Riverfront Loan Combination, $250,000 to the extent the balance of the seasonality reserve is less than $1,250,000.

■	Lockbox and Cash Management. The Marriott Savannah Riverfront Loan Combination is structured with a hard lockbox and springing cash management. The borrower delivered notices to credit card companies at origination directing them to pay receivables into the lender-controlled lockbox, and any amounts received by the borrower or property manager are required to be deposited in the lender-controlled lockbox within two business days. Prior to and after the conclusion of a Marriott Cash Management Period (as defined below), funds in the lockbox are transferred to the borrower’s operating account; during the continuance of a Marriott Cash Management Period, funds in the lockbox are transferred to a cash management account to pay debt service and fund reserves. Upon the occurrence of an event of default under the Marriott Savannah Riverfront Loan documents, the lender is permitted to apply any funds in the lockbox to the payment of the debt in its discretion.

A “Marriott Cash Management Period” exists following (i) an event of default until such default is cured; (ii) any bankruptcy action of borrower, guarantor or property manager occurring until, solely as to the bankruptcy action of the property manager, the property manager is replaced in accordance with the Marriott Savannah Riverfront Loan documents; (iii) the failure of the borrower to maintain a debt service coverage ratio of 1.20x for two consecutive calendar quarters until the debt service coverage ratio is 1.25x and no defaults have occurred for two consecutive calendar quarters; or (iv) the date that is 12 months prior to the expiration of the franchise agreement or the date the franchise agreement is terminated until the borrower satisfies the Marriott Savannah Riverfront Loan document requirements for a replacement franchise agreement.

■	Property Management. The Marriott Savannah Riverfront Property is managed by Columbia Sussex Management, LLC which is an affiliate of the borrower, pursuant to a management agreement. The Marriott Savannah Riverfront Property may not be managed by another party without the consent of the lender, provided that the borrower may replace the property manager with a reputable and experienced management organization possessing experience in managing properties similar in size, scope, use and value as the Marriott Savannah Riverfront Property, provided that (i) the borrower obtains a rating agency confirmation with respect to the change of management, (ii) if the replacement manager is an affiliate of the borrower, the borrower obtained a new non-consolidation opinion and (iii) the replacement manager entered into a satisfactory replacement management agreement. The lender may require the borrower to replace the property manager with a property manager chosen by the lender upon an event of default, a bankruptcy action of the property manager or in the event the property manager becomes insolvent, a material default occurs under the management agreement or control of at least 50% of ownership of the property manager has changed other than as permitted under the Marriott Savannah Riverfront Property Loan documents.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy, with a deductible no greater than $100,000, that provides coverage for terrorism in an amount equal to the full replacement cost of the Marriott Savannah Riverfront Property plus 18 months of rental loss and/or business interruption coverage with an additional period of indemnity covering the six months following restoration, so long as the lender determines that either (i) prudent owners of real estate comparable to the Marriott Savannah Riverfront Property are maintaining such insurance or (ii) prudent institutional lenders to such owners are requiring that such owners maintain such insurance. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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4455 LBJ Freeway
4455 LBJ Freeway
Farmers Branch, TX 75244
Addison
Farmers Branch
Brookhaven Country Club
Brookhaven College
Galleria Dallas
Valley View Center
Northwood Club
Dallas Medical Center
North Dallas
Northaven Park
Preston Royal Village
Preston Oaks
Preston Hollow
Lake Highlands
Royal Oaks Country Club
Texas Health Dallas
Fair Oaks Park
Crown Hill Cemetery
Northpark Center
Park Lane
Timber Creek Crossing
Bachman Creek Greenbelt
Dallas Love Field
University Park
Southern Methodist University
Dallas Country Club
Highland Park Village
Dallas
Southwestern Medical District
UT Southwestern Medical Center
Parkland Memorial Hospital
Northwest Dallas
Lakewood Country Club
Trinity River Greenbelt
Baylor University Medical Center At Dallas
CBD
Tenison Park Golf Course
Fair Park
Dallas North Tollway
Plano
Hebron
Murphy
Carrollton
Richardson
Coppell
Addison Airport
Garland
Dallas/Ft. Worth Int'l Airport
Irving
Highland Park
Dallas Love Field
KCS - Dallas - Zacha Junction Rail Terminal
UP - Mesquite Rail Terminal
Cockrell Hill
Balch Springs

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Farmers Branch, Texas	Cut-off Date Principal Balance	$29,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$98.36
Size (SF)	294,850	Percentage of Initial Pool Balance	3.8%
Total Occupancy as of 4/1/2016	93.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/1/2016	93.5%	Type of Security	Fee Simple
Year Built / Latest Renovation	1980 / NAP	Mortgage Rate	4.96000%
Appraised Value	$46,100,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	300
Original Interest Only Term (Months)	12
Underwritten Revenues	$5,409,291
Underwritten Expenses	$1,699,421	Escrows
Underwritten Net Operating Income (NOI)	$3,709,870	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,188,467	Taxes	$120,888	$24,178
Cut-off Date LTV Ratio	62.9%	Insurance	$65,965	$6,597
Maturity Date LTV Ratio	48.9%	Replacement Reserve	$0	$4,914
DSCR Based on Underwritten NOI / NCF	1.83x / 1.57x	TI/LC(1)	$0	$25,000
Debt Yield Based on Underwritten NOI / NCF	12.8% / 11.0%	Other(2)	$8,165,330	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$29,000,000	98.7%	Principal Equity Distribution(3)	$20,316,119	69.2%
Other Sources	370,000	1.3	Reserves	8,352,184	28.4
Closing Costs	701,697	2.4

Total Sources	$29,370,000	100.0%	Total Uses	$29,370,000	100.0%

(1)	The tenant improvements and leasing commissions (“TI/LC”) reserve is capped at $1,200,000, at which point no further monthly deposits will be required unless the remaining balance of the TI/LC reserve falls below $1,000,000. See “—Escrows” below.

(2)	Other reserves are comprised of $7,987,080 for an unfunded obligations reserve for tenant improvements and $178,250 for a deferred maintenance reserve.

(3)	The borrower sponsor purchased the 4455 LBJ Freeway Property for $21.5 million in an all-cash transaction in August 2015 when the 4455 LBJ Freeway Property was approximately 30% occupied. The 4455 LBJ Freeway Loan was used to recapitalize the 4455 LBJ Freeway Property.

■	The Mortgage Loan. The mortgage loan (the “4455 LBJ Freeway Loan”) is evidenced by a note in the original principal amount of $29,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office building located in Farmers Branch, Texas (the “4455 LBJ Freeway Property”). The 4455 LBJ Freeway Loan was originated by Citigroup Global Markets Realty Corp. on April 7, 2016 and represents approximately 3.8% of the Initial Pool Balance. The note evidencing the 4455 LBJ Freeway Loan has an outstanding principal balance as of the Cut-off Date of $29,000,000 and an interest rate of 4.96000% per annum. The proceeds of the 4455 LBJ Freeway Loan were used to recapitalize the 4455 LBJ Freeway Property, fund reserves and pay loan origination costs.

The 4455 LBJ Freeway Loan has an initial term of 120 months and has a remaining term as of the Cut-off Date of 120 months. The 4455 LBJ Freeway Loan requires interest only payments on each due date through and including the due date occurring in May 2017 and thereafter requires payments of principal and interest based on a 25-year amortization schedule. The scheduled maturity date of the 4455 LBJ Freeway Loan is May 6, 2026. Voluntary prepayment of the 4455 LBJ Freeway Loan in whole without payment of any prepayment premium is permitted on or after February 6, 2026. Provided no event of default under the 4455 LBJ Freeway Loan documents has occurred and is continuing, at any time after the second anniversary of the securitization Closing Date, the 4455 LBJ Freeway Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the 4455 LBJ Freeway Loan documents.

■	The Mortgaged Property. The 4455 LBJ Freeway Property consists of a 12-story, 294,850 SF multi-tenant office building located in Farmers Branch, Texas, approximately 11 miles north of Dallas. The 4455 LBJ Freeway Property was built in 1980. Total Occupancy and Owned Occupancy at the 4455 LBJ Freeway Property were both 93.5% as of April 1, 2016. The 4455 LBJ Freeway property has 943 parking spaces, which equates to a parking ratio of 3.20 spaces per 1,000 SF of the net rentable area (the “NRA”). The borrower sponsor acquired the 4455 LBJ Freeway Property in August 2015 when it was approximately 30% occupied and has since executed

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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two leases with affiliated tenants totaling 189,171 SF, which leases are contributing base rent of $3,687,713 in aggregate. The 4455 LBJ Freeway Property is leased to 10 tenants. The largest tenant is AmTrust (as defined below), which leases 107,349 SF on the 6th through 10th floors, representing 36.4% of the NRA. The second largest tenant is National General (as defined below), which leases 81,822 SF on the 2nd through 5th floors, representing 27.8% of the NRA.

AmTrust Financial Services, Inc. (NASDAQ: AFSI) (“AmTrust”) is an insurance holding company. Through its wholly owned subsidiaries, AmTrust provides specialty property and casualty insurance focusing on workers’ compensation and commercial package coverage for small businesses, specialty risk and extended warranty coverage, and property and casualty coverage for middle market businesses. AmTrust is affiliated with the borrower sponsor of the 4455 LBJ Freeway Loan and is consolidating its Dallas-Fort Worth operations into the 4455 LBJ Freeway Property. AmTrust is a publicly traded company and had a market capitalization of $4.4 billion as of April 19, 2016.

National General Holdings Corp. (NASDAQ: NGHC) (“National General”) is a specialty personal lines insurance holding company. Through its subsidiaries, National General provides a variety of insurance products, including personal and commercial automobile, supplemental health, homeowners and umbrella and other niche products. National General is affiliated with the borrower sponsor of the 4455 LBJ Freeway Loan and is relocating to the 4455 LBJ Freeway Property. National General is a publicly traded company and had a market capitalization of $2.4 billion as of April 19, 2016.

The following table presents certain information relating to the major tenants at the 4455 LBJ Freeway Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
AmTrust(1)	NR / NR / NR	107,349	36.4%	$2,093,306	41.9%	$19.50	2/29/2028	1, 3-year option
National General(1)(2)	NR / NR / NR	81,822	27.8	1,594,408	31.9	19.49	Various	1, 3-year option
Credit Union Resource	NR / NR / NR	31,159	10.6	529,703	10.6	17.00	10/31/2016	1, 5-year option
Musa Financial	NR / NR / NR	21,153	7.2	349,025	7.0	16.50	8/31/2018	NA
Lone Star Investment	NR / NR / NR	12,021	4.1	204,357	4.1	17.00	4/30/2025	NA
Highpoint Administrative SVCS	NR / NR / NR	8,042	2.7	132,693	2.7	16.50	3/31/2019	1, 5-year option
William Chu	NR / NR / NR	3,387	1.1	44,678	0.9	13.19	3/31/2017	1, 3-year option
US Merchant Systems	NR / NR / NR	2,644	0.9	34,372	0.7	13.00	5/1/2019	1, 3-year option
MCIMetro Access	NR / NR / NR	211	0.1	11,431	0.2	54.18	11/30/2017	NA
IAC Services LLC	NR / NR / NR	251	0.1	5,999	0.1	23.90	9/30/2016	NA
Ten Largest Tenants		268,039	90.9%	$4,999,970	100.0%	$18.65
Building Common Area(3)		7,653	2.6	0	0.0	0.00
Vacant Spaces		19,158	6.5	0	0.0	0.00
Total / Wtd. Avg. All Tenants		294,850	100.0%	$4,999,970	100.0%	$18.14

(1)	AmTrust has an A.M. Best financial strength rating of A and National General has an A.M. Best financial strength rating of A-.

(2)	National General has two expiration dates; one on February 29, 2028 and the other on March 31, 2028.

(3)	Represents fitness center, mail room, workshop, security, deli, janitorial and management office.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents the lease rollover schedule at the 4455 LBJ Freeway Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM(2)	7,653	2.6%	2.6%	$0	0.0%	$0.00	0
2016	31,410	10.7	13.2%	535,702	10.7	17.06	2
2017	3,598	1.2	14.5%	56,109	1.1	15.59	2
2018	21,153	7.2	21.6%	349,025	7.0	16.50	1
2019	10,686	3.6	25.3%	167,065	3.3	15.63	2
2020	0	0.0	25.3%	0	0.0	0.00	0
2021	0	0.0	25.3%	0	0.0	0.00	0
2022	0	0.0	25.3%	0	0.0	0.00	0
2023	0	0.0	25.3%	0	0.0	0.00	0
2024	0	0.0	25.3%	0	0.0	0.00	0
2025	12,021	4.1	29.3%	204,357	4.1	17.00	1
2026	0	0.0	29.3%	0	0.0	0.00	0
2027 & Thereafter	189,171	64.2	93.5%	3,687,713	73.8	19.49	3
Vacant	19,158	6.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	294,850	100.0%		$4,999,970	100.0%	$18.14	11

(1)	Calculated based on approximate square footage occupied by each Owned Tenant. Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not reflected in the Lease Expiration Schedule.

(2)	Approximately 7,653 SF of month-to-month space represents non-rentable space at the 4455 LBJ Freeway Property. Such space is currently utilized as a fitness center, deli, janitorial, mail room, workshop, security and management office.

The following table presents certain information relating to historical leasing at the 4455 LBJ Freeway Property:

Historical Leased %(1)(2)

	2013	2014	2015	As of 4/1/2016
Owned Space	36.0%	36.0%	33.0%	93.5%

(1)	As provided by the borrower and which reflects occupancy as of December 31 for the specified year unless otherwise indicated.

(2)	The LBJ Freeway was under construction from 2011 through October 2015, which hindered access to the 4455 LBJ Freeway Property and surrounding area.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 4455 LBJ Freeway Property:

Cash Flow Analysis(1)

	2013	2014	2015	Underwritten	Underwritten $ per SF
Base Rent(2)	$1,561,591	$1,309,943	$1,384,353	$4,885,243	$16.57
Contractual Rent Steps	0	0	0	114,728	0.39
Gross Up Vacancy	0	0	0	411,514	1.40
Total Rent	$1,561,591	$1,309,943	$1,384,353	$5,411,484	$18.35
Total Reimbursables	200,877	173,209	180,359	390,281	1.32
Other Income(3)	58,713	41,407	45,359	24,120	0.08
Vacancy & Credit Loss	0	0	0	(416,594)	(1.41)
Effective Gross Income	$1,821,181	$1,524,559	$1,610,071	$5,409,291	$18.35

Real Estate Taxes	$270,677	$277,120	$276,997	$276,997	$0.94
Insurance	60,687	59,673	61,694	75,389	0.26
Management Fee	94,690	79,091	69,197	216,372	0.73
Other Operating Expenses	992,853	1,029,273	1,034,874	1,130,663	3.83
Total Operating Expenses	$1,418,907	$1,445,157	$1,442,762	$1,699,421	$5.76

Net Operating Income	$402,274	$79,402	$167,309	$3,709,870	$12.58
TI/LC	0	0	0	462,433	1.57
Replacement Reserves	0	0	0	58,970	0.20
Net Cash Flow	$402,274	$79,402	$167,309	$3,188,467	$10.81

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Underwritten Base Rent is higher than the historical Base Rent due to two new leases (AmTrust - $2,093,306 in base rent and National General - $1,594,408 in base rent) executed in the first quarter of 2016. Additionally, construction on the LBJ Freeway between 2011 and October 2015 hindered access to the 4455 LBJ Freeway Property and surrounding area.

(3)	Other Income includes parking income, roof rental income, NSF fees, late fees, and miscellaneous income.

■	Appraisal. According to the appraisal, the 4455 LBJ Freeway Property had an “as-is” appraised value of $46,100,000 as of February 17, 2016 and an “as-stabilized” value of $54,600,000 as of April 1, 2017. The borrower sponsor acquired the 4455 LBJ Freeway Property in August 2015 and executed two new leases for a total of 189,171 SF. The “as-is” appraised value assumes that the tenant improvements and leasing commissions costs associated with the two aforementioned leases will be incurred by the owner of the 4455 LBJ Freeway Property. The “as-stabilized” appraised value assumes that tenant improvements and leasing commissions costs have already been made and will not be incurred by the owner of the 4455 LBJ Freeway Property.

■	Environmental Matters. Based on the Phase I environmental report dated March 14, 2016, there were no recommendations for further action at the 4455 LBJ Freeway Property.

■	Market Overview and Competition. The 4455 LBJ Freeway Property is located directly along the LBJ Freeway in the city of Farmers Branch, within the Dallas Fort Worth metropolitan statistical area. The LBJ Freeway is a densely developed major roadway in Farmers Branch, Texas that underwent a freeway expansion project from 2011 through October 2015. While under construction, the project negatively impacted the area due to reduced traffic lanes and limited access to nearby buildings. However, with construction now complete, the LBJ Freeway is expected to support an estimated 500,000 vehicles per day.

The 4455 LBJ Freeway Property is also within one mile of Interstate 635, a six and eight lane highway that is a semi-loop around the northern and eastern sections of the Dallas metroplex. The Dallas North Tollway, a three-lane concrete paved toll road, is located approximately 1.5 miles east of the 4455 LBJ Freeway Property and connects the northern suburbs to downtown Dallas. The Galleria Dallas is located one mile east of the 4455 LBJ Freeway Property and is an upscale shopping mall anchored by Nordstrom, Macy’s, and Belk and a mixed-use development that includes over 200 stores and restaurants, office towers, an ice skating rink and The Westin Galleria Hotel.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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According to the appraisal, the Dallas office market was comprised of a total inventory of 190.3 million SF as of fourth quarter 2015. The vacancy rate for fourth quarter 2015 was 17.1% and asking rents were $24.15 per SF. The appraisal identified five properties located within 2.5 miles of the 4455 LBJ Freeway Property that are considered comparable to the 4455 LBJ Freeway Property. The comparables were built between 1976 and 1986 and range from 185,851 SF to 540,514 SF with reported rents ranging from $18.75 per SF to $23.00 per SF. The average rent of the five comparable properties was $21.05 per SF. The appraisal concluded a full service gross plus electricity rental rate of $20.00 per SF for the 4455 LBJ Freeway Property. The weighted average in-place rent at the 4455 LBJ Freeway Property is $18.14 per SF, gross plus electricity.

The following table presents certain information relating to certain office rent comparables provided in the appraisal for the 4455 LBJ Freeway Property:

Lease Comparables(1)

	4455 LBJ Freeway Property(2)	North Dallas Bank Tower	The Crossings I	The Crossings II	LBJ Financial Center	Occidental Tower
Total GLA	294,850	201,665	232,541	296,587	185,851	540,514
Year Built	1980	1976	1986	1980	1982	1986
Lease Term (Years)	Various	5	7	3	5	NAV
Rental Rate (per SF)	$18.14	$21.00	$22.50	$20.00	$18.75	$23.00
Tenant Improvements (per SF)	Various	$15.00	$14.00	$7.50	$0.00	$30.00-$40.00
Lease Type(3)	FSG + E	FSG + E	FSG + E	FSG + E	FSG + E	Net

(1)	Source: Appraisal.

(2)	As provided by the borrower.

(3)	FSG + E means full service gross plus electricity.

■	The Borrower. The borrower is 4455 LBJ Freeway LLC, a single-purpose, single-asset Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 4455 LBJ Freeway Loan. The guarantors of the non-recourse carveouts under the 4455 LBJ Freeway Loan are AmTrust and National General, which are tenants at the 4455 LBJ Freeway Property, as well as affiliates of the borrower.

■	Escrows. On the origination date of the 4455 LBJ Freeway Loan, the borrower funded a reserve of (i) $120,888 for real estate taxes, (ii) $65,965 for insurance premiums, (iii) $178,250 for deferred maintenance and (iv) $7,987,080 for unfunded tenant improvement costs associated with the AmTrust tenant and the National General tenant.

On each due date, the borrower is required to fund: (i) a reserve for one-twelfth of the taxes that the lender estimates will be payable over the then-succeeding 12-month period (initially $24,178); (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the 4455 LBJ Freeway Loan documents, an insurance reserve equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then-succeeding 12-month period (initially $6,597); (iii) a TI/LC reserve (the “Leasing Reserve Funds”) in the amount of $25,000 per month, subject to a cap of $1,200,000 and a minimum balance of $1,000,000 and (iv) a replacement reserve in the amount of $4,914 per month.

■	Lockbox and Cash Management. The 4455 LBJ Freeway Loan documents require a hard lockbox with springing cash management. The 4455 LBJ Freeway Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to the 4455 LBJ Freeway Property be promptly deposited into such lockbox account following receipt. So long as no 4455 LBJ Freeway Trigger Period (as defined below) is continuing, all amounts in the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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lockbox account are required to be swept on each business day to a borrower-controlled operating account. During the continuance of a 4455 LBJ Freeway Trigger Period, all amounts in the lockbox account are required to be swept to a lender-controlled cash management account on a daily basis. Provided no event of default under the 4455 LBJ Freeway Loan documents is continuing, such amounts are applied to payment of applicable debt service, payment of operating expenses, and funding of required reserves, with the remainder being deposited into an excess cash flow reserve. Provided no event of default under the 4455 LBJ Freeway Loan documents exists, funds in the excess cash flow reserve are (i) to the extent a 4455 LBJ Freeway Trigger Period is continuing, to be held by the lender as additional collateral; provided that, such excess cash flow reserves may be disbursed to the borrower to pay for certain leasing commissions and tenant improvements at the 4455 LBJ Freeway Property to the extent Leasing Reserve Funds available to the borrower are insufficient to pay for the same and the borrower otherwise satisfies all of the conditions applicable to withdrawal from the Leasing Reserve Funds, and (ii) to the extent no 4455 LBJ Freeway Trigger Period exists, to be swept into the borrower’s operating account. After the occurrence and during the continuance of an event of default under the 4455 LBJ Freeway Loan documents, the lender may apply any funds in the cash management account to amounts payable under the 4455 LBJ Freeway Loan (and/or toward the payment of expenses of the 4455 LBJ Freeway Property), in such order of priority as the lender may determine.

A “4455 LBJ Freeway Trigger Period” means a period: (A) commencing upon the earliest of, (i) the occurrence of an event of default, (ii) the debt service coverage ratio being less than 1.15x and (iii) the occurrence of a 4455 LBJ Specified Tenant Trigger Period (as defined below); and (B) expiring upon (x) with respect to clause (A)(i) above, the cure of such event of default, (y) with respect to clause (A)(ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters and (z) with respect to clause (A)(iii) above, such 4455 LBJ Specified Tenant Trigger Period ceasing to exist.

A “4455 LBJ Specified Tenant Trigger Period” means a period: (A) commencing upon the first to occur of (i) a Specified Tenant being in monetary or material non-monetary default under the applicable Specified Tenant lease beyond applicable notice and cure periods set forth in the Specified Tenant lease, (ii) the occurrence of a Specified Tenant Dark Event, (as defined below) (iii) a Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant space (or applicable portion thereof), (iv) any termination or cancellation of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect and (v) any bankruptcy or similar insolvency of a Specified Tenant; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to lender (which such evidence shall include, without limitation, a duly executed estoppel certificate from the applicable Specified Tenant in form and substance acceptable to the lender) of (I) the satisfaction of the Specified Tenant Cure Conditions (as defined below) or (II) the borrower leasing the entire Specified Tenant space (or applicable portion thereof) in accordance with the 4455 LBJ Freeway Loan documents and the applicable Specified Tenant under such lease being in possession of the space demised under its lease and paying the full amount of the rent due under its lease, and none of the conditions set forth in clauses (A)(i) – (A)(v) above existing with respect to such new lease or series of leases.

A “Specified Tenant” means, as applicable, (i) AmTrust, (ii) National General, (iii) any other lessee(s) of the specified tenant space (or any portion thereof) and (iv) any guarantor(s) of the applicable related specified tenant lease(s).

“Specified Tenant Cure Conditions” means each of the following, as applicable (i) the applicable Specified Tenant has cured all applicable defaults under the applicable Specified Tenant lease, (ii) the applicable Specified Tenant is in actual, physical possession of its applicable Specified Tenant space, occupying the Specified Tenant space (or applicable portion thereof) for conduct of its business during customary hours and not “dark” in the Specified Tenant space (or applicable portion thereof), (iii) the applicable Specified Tenant has revoked or rescinded any termination or cancellation notices previously delivered by it with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect: (iv) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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and/or the applicable Specified Tenant lease, the applicable Specified Tenant has affirmed the applicable Specified Tenant lease pursuant to a final, non-appealable order of a court of competent jurisdiction and (v) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant lease.

A “Specified Tenant Dark Event” means any Specified Tenant failing to be in actual, physical possession of its applicable Specified Tenant space (or applicable portion thereof), failing to occupy and/or be open in its premises for the conduct of its business during customary hours and/or “going dark” in the Specified Tenant space (or applicable portion thereof); provided, however, that (i) any standard and customary temporary vacancy of any Specified Tenant space (or any portion thereof) solely for purposes of renovation or reorganization of the applicable premises or (ii) any vacancy in 5% or less of the square footage of any applicable Specified Tenant space, will not be considered a Specified Tenant Dark Event. Notwithstanding the foregoing, a Specified Tenant Dark Event will not be deemed to exist as the result of an initial Specified Tenant not being in actual, physical possession of the applicable Specified Tenant space as of the closing date of the 4455 LBJ Freeway Loan and during the period commencing upon the execution of the applicable Specified Tenant lease and ending upon the earlier of (A) the applicable Specified Tenant’s initial, physical possession of the applicable Specified Tenant space and (B) 12 months following the closing date of the 4455 LBJ Freeway Loan (it being understood that if a Specified Tenant is not in actual, physical possession of its applicable Specified Tenant space, open in and/or occupying its premises for the conduct of its business at any time following the date that is twelve (12) months following the closing date of the 4455 LBJ Freeway Loan, the same will be considered a Specified Tenant Dark Event), if the applicable Specified Tenant lease has been executed and delivered by the borrower and the Specified Tenant thereunder and the Specified Tenant has waived, in writing, all rights of termination in connection with the borrower’s failure to timely deliver the leased premises or to complete any other delivery obligations set forth in the applicable Specified Tenant lease.

■	Property Management. The 4455 LBJ Freeway Property is currently managed by Harkinson Investment Corporation. Under the 4455 LBJ Freeway Loan documents, the 4455 LBJ Freeway Property may not be managed by any party other than Harkinson Investment Corporation without the lender’s reasonable consent; provided, however, that so long as no event of default under the 4455 LBJ Freeway Loan documents exists, the borrower may replace Harkinson Investment Corporation with a Qualified Manager (as defined below). Notwithstanding the foregoing, the borrower may replace Harkinson Investment Corporation with CB Richard Ellis (“CBRE”) on or before October 7, 2016 provided the borrower enters into a management agreement with CBRE with terms and conditions that are substantially similar to the form attached to the 4455 LBJ Freeway Loan agreement.

A “Qualified Manager” means (i) CBRE, (ii) a person satisfying the Manager Criteria (as defined below) and reasonably approved by the lender in writing or (iii) any other person approved by the lender in writing, which such approval may be conditioned upon a rating agency confirmation. The lender has the right to require that the borrower terminate the management agreement and replace the property manager with a Qualified Manager selected by the borrower or another property manager chosen by the borrower and approved by the lender if (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof, or (ii) any voluntary bankruptcy or insolvency proceeding, (b) a 4455 LBJ Freeway Trigger Period exists and remains uncured, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

“Manager Criteria” means a manager which (i) is a reputable management company having at least seven years’ experience in the management of Comparable Properties (as defined below), (ii) has, for at least seven years preceding the applicable date of determination, managed at least five Comparable Properties (exclusive of the 4455 LBJ Freeway Property or any portion thereof), each being of approximately the same size as the 4455 LBJ Freeway Property, (iii) is managing Comparable Properties (exclusive of the 4455 LBJ Freeway Property) with at least 1,000,000 leasable SF (in the aggregate) and (iv) is not the subject of any proceeding under any applicable Creditors Rights Laws (as defined below).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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“Comparable Properties” means office properties with similar scope and class as the 4455 LBJ Freeway Property, located in similar geographic areas to the geographic area in which the 4455 LBJ Freeway Property is located.

“Creditors Rights Laws” means any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts or debtors.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 4455 LBJ Freeway Property (plus 18 months of rental loss and/or business interruption coverage and an additional period of indemnity covering the 6 months following restoration). The “all-risk” policy containing terrorism insurance is required to contain a deductible no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STORAGE DEPOT PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CARTIFACT
Newport
New Buffalo
Halifax
Duncannon
Dauphin
Marysville
Harrisburg
DOWNTOWN
Wormleysburg
Paxtang
Lemoyne
Camp Hill
Shiremanstown
Mechanicsburg
Hershey
Hummelstown
NS-RUTHERFORD INTERMODAL TERMINAL
Steelton
Highspire
Middletown
CAPITAL CITY AIRPORT
HARRISBURG INTERNATIONAL AIRPORT
Royalton
Elizabethtown
Goldsboro
Lewisberry
Dillsburg
Franklintown
York Haven
Mt Wolf
Manchester
Susquehanna River
1
2
3
4
5

Storage Depot Portfolio

#	Property Name	Address	City/State	Zip Code
1	Storage Depot-South	115 Cumberland Parkway	Mechanicsburg, PA	17055
2	Storage Depot-Northeast	6325 Allentown Boulevard	Harrisburg, PA	17112
3	Storage Depot-North	4401 North 6th Street	Harrisburg, PA	17110
4	Storage Depot-West	350 South 7th Street	Lemoyne, PA	17043
5	Storage Depot-East	321 Milroy Road	Harrisburg, PA	17111

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Properties Information		Mortgage Loan Information
Number of Mortgaged Properties	5	Loan Seller		CGMRC
Location (City/State)	Various, Pennsylvania	Cut-off Date Principal Balance		$25,250,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF		$77.78
Size (SF)	324,641	Percentage of Initial Pool Balance		3.3%
Total Occupancy as of 3/31/2016	81.0%	Number of Related Mortgage Loans		1
Owned Occupancy as of 3/31/2016	81.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		4.95000%
Appraised Value	$37,275,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)		48

Underwritten Revenues	$3,159,816
Underwritten Expenses	$1,026,628	Escrows
Underwritten Net Operating Income (NOI)	$2,133,188
Underwritten Net Cash Flow (NCF)	$2,100,724		Upfront	Monthly
Cut-off Date LTV Ratio	67.7%	Taxes	$108,381	$23,676
Maturity Date LTV Ratio	61.2%	Insurance	$11,006	$2,751
DSCR Based on Underwritten NOI / NCF	1.32x / 1.30x	Replacement Reserve(1)	$165,559	$0
Debt Yield Based on Underwritten NOI / NCF	8.4% / 8.3%	Other(2)	$750	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,250,000	68.6%	Purchase Price	$35,000,000	95.0%
Principal’s New Cash Contribution	11,080,743	30.1	Closing Costs	1,544,473	4.2
Other Sources	499,425	1.4	Reserves	285,696	0.8

Total Sources	$36,830,169	100.0%	Total Uses	$36,830,169	100.0%

(1)	If the replacement reserve is less than $46,269, the borrower is required to deposit $3,856 on each payment date until the replacement reserve meets or exceeds $165,559. See “—Escrows” below.

(2)	The other upfront reserve of $750 is for environmental remediation. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Storage Depot Portfolio Loan”) is evidenced by a note in the original principal amount of $25,250,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in five self storage properties located in various cities within Pennsylvania (the “Storage Depot Portfolio Properties”). The Storage Depot Portfolio Loan was originated by Citigroup Global Markets Realty Corp. on April 18, 2016. The Storage Depot Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $25,250,000, which represents approximately 3.3% of the Initial Pool Balance, and accrues interest at an interest rate of 4.95000% per annum. The proceeds of the Storage Depot Portfolio Loan were used for the acquisition of the Storage Depot Portfolio Properties, to pay closing costs and to fund reserves.

The Storage Depot Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Storage Depot Portfolio Loan requires payments of interest only for the initial 48 months, followed by monthly payments of interest and principal based on a 30-year amortization schedule. The scheduled maturity date of the Storage Depot Portfolio Loan is the due date in May 2026. Defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date. Voluntary prepayment of the Storage Depot Portfolio Loan, without prepayment premium or yield maintenance charge, is permitted on or after the due date in February 2026.

■	The Mortgaged Properties. The Storage Depot Portfolio Properties consist of five self storage properties located in Harrisburg, Mechanicsburg and Lemoyne, all within the Commonwealth of Pennsylvania. The Storage Depot Portfolio Properties, comprising an aggregate 324,641 SF, were constructed between 1984 and 2004. As of March 31, 2016, Total Occupancy and Owned Occupancy were both 81.0%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the Storage Depot Portfolio Properties:

Property Name	Year Built / Renovated	Total GLA	Climate Controlled Units / Total Units	Occupancy(1)	Allocated Cut- off Date Loan Amount	% Allocated Cut-off Date Loan Amount	Appraised Value	UW NCF
Storage Depot-Northeast	2004 / NAP	68,250	53 / 536	74.9%	$5,700,000	22.6%	$7,775,000	$458,601
Storage Depot-North	1995 / NAP	76,384	23 / 541	88.7%	5,700,000	22.6	8,225,000	468,004
Storage Depot-South	1994 / 2015	84,151	139 / 637	69.8%	5,450,000	21.6	9,275,000	456,751
Storage Depot-West	1986 / 1997	48,542	8 / 401	90.6%	5,000,000	19.8	6,875,000	409,172
Storage Depot-East	1984 / NAP	47,314	20 / 429	87.1%	3,400,000	13.5	5,125,000	308,197
Total / Wtd. Avg.		324,641	243 / 2,544	81.0%	$25,250,000	100.0%	$37,275,000	$2,100,724

(1)	Occupancy as of 3/31/2016.

Storage Depot – Northeast (the “Storage Depot – Northeast Property”) is located in Harrisburg, Pennsylvania. The Storage Depot – Northeast Property consists of an approximately 8.46-acre lot containing two parcels of land developed with 10 single-story buildings. The Storage Depot – Northeast Property consists of 536 self storage rooms within nine buildings. One building at the northwestern portion of the Storage Depot – Northeast Property contains the rental retail office. The facility has a secured gate, control keypads and 24/7 digital surveillance with security cameras located throughout. Additional property amenities include climate controlled units, drive up units, RV, boat and car parking and a retail store which sells moving supplies on site. The Storage Depot – Northeast Property is located on Allentown Boulevard which is an east-west thoroughfare connecting the surrounding communities. Allentown Boulevard boasts traffic counts of 17,074 vehicles per day and the Storage Depot – Northeast Property sits adjacent to several retail shopping centers and is across the street from various medical office complexes.

Storage Depot – North (the “Storage Depot – North Property”) is located in Harrisburg, Pennsylvania. The Storage Depot – North Property consists of an approximately 10.21-acre parcel developed with 13 single-story buildings and 541 units. Eleven of the buildings are utilized for self storage. Two single-story buildings with mezzanine levels at the southeastern developed portion of the Storage Depot – North Property contain the rental retail office, warehouse space, climate controlled self storage units and office space. The facility has a secured gate, control keypads and 24/7 digital surveillance with security cameras located throughout. Additional property amenities include climate controlled units, drive up units, RV, boat and car parking and a retail store which sells moving supplies on site. The Storage Depot – North Property is located at the intersection of Linglestown Road and North 6th Street. Daily traffic counts on Linglestown Road are approximately 23,737 cars per day.

Storage Depot – South (the “Storage Depot – South Property”) is located in Mechanicsburg, Pennsylvania. The Storage Depot – South Property consists of an approximately 5.86-acre parcel developed with 12 single-to-two story buildings with 637 units. Eleven of the buildings are single-story utilized for self storage. One two-story building at the southeastern portion of the Storage Depot – South Property contains a lower level rental retail office and an upper level rented office space. The facility has a secured gate, control keypads and 24/7 digital surveillance with security cameras located throughout. Additional property amenities include climate controlled units, drive up units and a retail store which sells moving supplies on site. The Storage Depot – South Property is located on Cumberland Parkway which is situated between Route 15 and South Market Street in Mechanicsburg. The Storage Depot – South Property has strong visibility from Interstate 76 which has a daily traffic count of 31,810.

Storage Depot – West (the “Storage Depot – West Property”) is located in Lemoyne, Pennsylvania, one mile west of the Harrisburg Central Business District. The Storage Depot – West Property consists of an approximately 4.64-acre parcel developed with 12 single- to two-story buildings with 401 self storage rooms within the buildings. Ten of the buildings are utilized for self storage. The two-story building near the front of the Storage Depot – West Property consists of the rental retail office and a manager’s apartment on the upper level. The

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Storage Depot – West Property is located off of exit 41A on Interstate 83. Interstate 83 boasts traffic counts of 89,800 vehicles per day and is the main thoroughfare between downtown Harrisburg and the surrounding western suburbs.

Storage Depot – East (the “Storage Depot – East Property”) is located in Harrisburg, Pennsylvania, eight miles east of downtown Harrisburg. The Storage Depot – East Property consists of a 3.20-acre parcel developed with nine, single-to-two story buildings with 429 self storage units. Eight of the buildings are utilized for self storage. The two-story building holds the rental retail office and manager’s apartment on the upper level and self storage units and office space on the lower level. The facility has a secured gate, control keypads, and 24/7 digital surveillance with security cameras located throughout. The Storage Depot – East Property is located at the intersection of Milroy Road and Paxton Street. Paxton Street is the main thoroughfare connecting Hershey and Hummelstown to downtown Harrisburg and reports a daily traffic count of 45,066 at the intersection of Milroy Road.

The following table presents certain information relating to historical leasing at the Storage Depot Portfolio Properties:

Historical Leased %(1)

	2013(2)	2014(2)	2015(2)	As of 3/31/2016(3)
Storage Depot-Northeast	62.8%	78.8%	83.3%	74.9%
Storage Depot-North	76.4%	84.8%	86.6%	88.7%
Storage Depot-South	60.8%	67.7%	75.0%	69.8%
Storage Depot-West	81.9%	86.1%	88.6%	90.6%
Storage Depot-East	76.6%	79.2%	78.2%	87.1%

(1)	As provided by the borrowers and which reflects end of year occupancy for the specified year unless otherwise indicated.

(2)	The historical occupancy figures were calculated based on the occupied square footage of both the storage space and the respective RV, boat, and/or car parking at each of the Storage Depot Portfolio Properties.

(3)	The occupancy figures as of 3/31/2016 were calculated based on the occupied square footage of the storage space only. The square footage of the respective RV, boat, and/or car parking at each of the Storage Depot Portfolio Properties was excluded from both the numerator and denominator of the occupancy calculation. Furthermore, due to previous expansions at the Storage Depot Portfolio Properties, the respective total square footages used in the calculation of historical occupancy figures may not correspond to the total square footage used to calculate the occupancy figures as of 3/31/2016. As a result, the occupancy trend does not accurately reflect the performance of the Storage Depot Portfolio Properties which have experienced continuous increase in Effective Gross Income since 2013. See “Cash Flow Analysis”

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Storage Depot Portfolio Properties:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 3/31/2016	Underwritten	Underwritten $ per SF
Base Rent	$2,408,404	$2,610,967	$2,820,278	$2,866,600	$3,083,076	$9.50
Gross Up Vacancy	0	0	0	0	798,576	2.46
Total Rent	$2,408,404	$2,610,967	$2,820,278	$2,866,600	$3,881,652	$11.96
Other Income(2)	232,201	264,284	281,350	283,884	292,381	0.90
Vacancy & Credit Loss	(44,358)	(32,236)	(26,371)	(24,674)	(1,014,217)	(3.12)
Effective Gross Income	$2,596,248	$2,843,016	$3,075,257	$3,125,810	$3,159,816	$9.73

Real Estate Taxes	$257,551	$260,941	$265,978	$267,557	$268,248	$0.83
Insurance	23,380	24,676	28,218	28,789	31,445	0.10
Management Fee	103,850	113,721	123,010	125,032	126,393	0.39
Other Operating Expenses	545,508	609,615	636,348	614,932	600,542	1.85
Total Operating Expenses	$930,289	$1,008,953	$1,053,554	$1,036,310	$1,026,628	$3.16

Net Operating Income	$1,665,959	$1,834,063	$2,021,703	$2,089,500	$2,133,188	$6.57
Replacement Reserves	0	0	0	0	32,464	0.10
Net Cash Flow	$1,665,959	$1,834,063	$2,021,703	$2,089,500	$2,100,724	$6.47

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Income includes apartment and office rent, billboard income, auction proceeds, late charges, administrative fees, retail sales, miscellaneous income, insurance administration and car wash income.

■	Appraisal. As of the appraisal valuation date of February 10, 2016, the Storage Depot Portfolio Properties had an aggregate “as-is” appraised value of $37,275,000 and an “as-stabilized” appraised value of $37,350,000.

■	Environmental Matters. Based on the Phase I environmental reports dated February 29, 2016, there were no recommendations for further action other than, with respect to the Storage Depot – West Property, Storage Depot – North Property, and Storage Depot – East Property, operations and maintenance plans for asbestos, which were implemented in connection with the origination of the Storage Depot Portfolio Loan, and with respect to Storage Depot – West Property, radon testing.

■	Market Overview and Competition. The Storage Depot Portfolio Properties are located within the Harrisburg-Carlisle PA metropolitan statistical area (“MSA”). According to the appraisals, the Harrisburg-Carlisle economy (ranked A1 by Moody’s) is experiencing its strongest job growth since the mid-1990s, due in part to its central location in Pennsylvania accompanied by its extensive transportation and distribution network, the region’s low living costs, and its broad-based gains in the private sector services. The region’s largest employers include The Commonwealth of Pennsylvania (21,885), Penn State Hershey Medical Center (9,659), Giant Food Stores (8,800), Hershey Entertainment & Resorts (7,500), and JFC Staffing Associates (6,550).

The following table presents certain information relating to demographics at the Storage Depot Portfolio Properties:

Storage Depot Portfolio Demographics(1)

	Average Household Income ($) (1-Mile / 3-Mile / 5-Mile Radius)	2015 Population (1-Mile / 3-Mile / 5-Mile Radius)
Storage Depot-Northeast	89,361 / 87,416 / 80,686	5,114 / 40,067 / 97,427
Storage Depot-North	80,838 / 73,480 / 66,915	1,781 / 29,048 / 115,502
Storage Depot-South	63,109 / 77,273 / 86,186	5,322 / 44,417 / 88,931
Storage Depot-West	71,347 / 61,256 / 66,802	9,879 / 91,276 / 174,491
Storage Depot-East	70,014 / 83,288 / 76,139	4,734 / 34,978 / 111,146

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Storage Depot – Northeast Property

The appraiser analyzed the local market and identified four comparables located within 4.5 miles of the Storage Depot – Northeast Property which are considered the competitive set for the Storage Depot – Northeast Property. The four comparables represent a total of 160,175 SF and were built between 1990 and 2005. The comparable properties revealed physical occupancy ranging from 84.0% to 95.0%, with an average of 87.8%. The Storage Depot – Northeast Property is currently 74.9% occupied as of 3/31/2016.

Storage Depot – North Property

The appraiser analyzed the local market and identified four comparables located within 6.0 miles of the Storage Depot – North Property which are considered the competitive set for the Storage Depot – North Property. The four comparables represent a total of 182,909 SF and were built between 1989 and 2005. The comparable properties revealed physical occupancy ranging from 85.0% to 95.0%, with an average of 88.0%. The Storage Depot – North Property is currently 88.7% occupied as of 3/31/2016.

Storage Depot – South Property

The appraiser analyzed the local market and identified four comparables located within 5.0 miles of the Storage Depot – South Property which are considered the competitive set for the Storage Depot – South Property. The four comparables represent a total of 305,839 SF and were built between 1983 and 1999. The comparable properties revealed physical occupancy ranging from 80.0% to 92.0%, with an average of 85.8%. The Storage Depot – South Property is currently 69.8% occupied as of 3/31/2016.

Storage Depot – West Property

The appraiser analyzed the local market and identified four comparables located within 5.0 miles of the Storage Depot – West Property which are considered the competitive set for the Storage Depot – West Property. The four comparables represent a total of 324,319 SF and were built between 1972 and 1999. The comparable properties revealed physical occupancy ranging from 85.0% to 86.0%, with an average of 85.3%. The Storage Depot – West Property is currently 90.6% occupied as of 3/31/2016.

Storage Depot – East Property

The appraiser analyzed the local market and identified four comparables located within 5.0 miles of the Storage Depot – East Property, which are considered the competitive set for the Storage Depot – East Property. The four comparables represent a total of 144,460 SF and were built between 1990 and 2005. The comparable properties revealed physical occupancy ranging from 84.0% to 95.0%, with an average of 88.3%. The Storage Depot – East Property is currently 87.1% occupied as of 3/31/2016.

■	The Borrowers. The borrowers are SSCP Harrisburg LLC, SSCP Harrisburg North LLC, SSCP Harrisburg Northeast LLC, SSCP Harrisburg West LLC and SSCP Harrisburg South LLC, each a single-purpose Delaware limited liability company. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Storage Depot Portfolio Loan. Jacob Ramage and Matthew Lang are guarantors of the non-recourse carveouts under the Storage Depot Portfolio Loan.

■	Escrows. In connection with the origination of the Storage Depot Portfolio Loan, the borrowers funded aggregate reserves of $285,696 with respect to the Storage Depot Portfolio Properties, comprised of (i) $108,381 for real estate taxes, (ii) $11,006 for insurance, (iii) $165,559 for replacement reserves and (iv) $750 for an environmental remediation reserve.

Additionally, on each due date, the borrowers are required to fund the following reserves with respect to the Storage Depot Portfolio Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the Storage Depot Portfolio Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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the then succeeding 12-month period and (iii) following the replacement reserve being less than $46,269, a replacement reserve in the amount of $3,856 until the replacement reserve equals or exceeds $165,559.

■	Lockbox and Cash Management. The Storage Depot Portfolio Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Storage Depot Portfolio Trigger Period (as defined below) the Storage Depot Portfolio Loan documents require the borrowers and property manager to deposit all rents and the borrowers to direct all credit card companies to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrowers with respect to the Storage Depot Portfolio Properties be promptly deposited into such lockbox account following receipt. So long as a Storage Depot Portfolio Trigger Period is not then in effect, all funds in the lockbox are required to be remitted on each business day to the borrowers’ operating account. During the continuance of a Storage Depot Portfolio Trigger Period, all funds in the lockbox account are required to be transferred on each business day to a lender-controlled cash management account and, provided no event of default is continuing, applied to pay debt service and operating expenses of the Storage Depot Portfolio Properties and to fund required reserves in accordance with the Storage Depot Portfolio Loan documents. After the foregoing disbursements are made and so long as a Storage Depot Portfolio Trigger Period is continuing, all excess cash is trapped in an excess cash account and held as additional collateral for the Storage Depot Portfolio Loan. During the continuance of an event of default under the Storage Depot Portfolio Loan, the lender may apply any funds in the cash management account to amounts payable under the Storage Depot Portfolio Loan and/or toward the payment of expenses of the Storage Depot Portfolio Properties, in such order of priority as the lender may determine.

A “Storage Depot Portfolio Trigger Period” means a period (A) commencing upon the earlier of (i) the occurrence and continuance of an event of default, and (ii) the debt service coverage ratio being less than (a) 1.40x during any period prior to the monthly payment date occurring in June 2020 (based on the interest only payments then due) or (b) 1.15x thereafter (based on the amortizing debt service payments then due), and (B) expiring upon (x) with regard to any Storage Depot Portfolio Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any Storage Depot Portfolio Trigger Period commenced in connection with clause (ii)(a) above, the date that the interest only debt service coverage ratio is equal to or greater than 1.45x for two consecutive calendar quarters, and (z) with regard to any Storage Depot Portfolio Trigger Period commenced in connection with clause (ii)(b) above, the date that the amortizing debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters.

■	Property Management. The Storage Depot Portfolio Properties are currently managed by SSCP Property Management LLC, an affiliate of the borrowers. Under the Storage Depot Portfolio Loan documents, the borrowers may terminate and replace the property manager without the lender’s consent, so long as (i) no event of default has occurred and is continuing, (ii) the lender receives at least 60 days prior written notice and (iii) the applicable replacement property manager is a national property management company with at least ten years of experience managing self storage properties and at least ten self storage properties, containing at least 10,000 units then under management (exclusive of the Storage Depot Portfolio Properties) or is approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of a rating agency confirmation). The lender has the right to terminate, or cause the borrowers to terminate, the management agreement and replace the property manager if (a) the property manager becomes insolvent or a debtor in certain involuntary bankruptcy proceedings not dismissed within 90 days or any voluntary bankruptcy or insolvency proceeding; (b) a Storage Depot Portfolio Trigger Period has occurred and is continuing; (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Storage Depot Portfolio Properties, covering no less than 12 months of business interruption coverage as calculated under the Storage Depot Portfolio Loan documents in an amount equal to 100% of the projected gross income from the Storage Depot Portfolio Properties (on an actual loss sustained basis) for a period continuing until the restoration of the Storage Depot Portfolio Properties is completed and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk’ insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $10,000, except as otherwise permitted in the Storage Depot Portfolio Loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Strathallan DoubleTree by Hilton

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Strathallan DoubleTree by Hilton
546 East Avenue
Rochester, NY 14607
Lake Ontario
LAKE ONTARIO STATE PKWY
Rochester
Charlotte
Greece
Irondequoit
Brighton
Pittsford
Penfield
Gates
GATES-NORTH GATES
EAST ROCHESTER
MAPLEWOOD
EDGERTON
DOWNTOWN
BROWNCROFT
19TH WARD
Elm Ridge Center
The Mall at Greece Ridge
Unity Health Hospital
The Medley Centre
Rochester General Hospital
Sahlen's Stadium
Frontier Field
Convention Center
The Strong Museum
University of Rochester
GREATER ROCHESTER INTERNATIONAL AIRPORT
Monroe Community College
Nazareth College of Rochester
Southtown Plaza
The Marketplace
Rochester Institute of Technology
Lake Shore Country Club
Durand Eastman Park
Holy Sepulchre Cemetery
Irondequoit Bay Park
Empire Park
Ellison Park
Cobbs Hill Park
Shadow Pines Golf Club
Country Club of Rochester
Oak Hill Country Club
Buckland Park
Genesee Valley Golf Course
Brook-Lea Country Club
Greece Canal County Park
Monroe Golf Club
Henrietta Memorial Park
LATTA RD
ENGLISH RD
MILL RD
W RIDGE RD
RIDGEWAY AVE
LEXINGTON AVE
LYELL AVE
CHILI AVE
COLUMBIA AVE
PAUL RD
BALLANTYNE RD
W JEFFERSON RD
PINNACLE RD
ELMWOOD AVE
HIGHLAND AVE
MONROE AVE
ATLANTIC AVE
CLIFFORD AVE
NORTON ST
TITUS AVE
RIDGE RD
PLANK RD
KLEM RD
LAKE SHORE BLVD
BAY RD
WHITNEY RD
FIVE MILE LINE RD
CULVER RD
HUDSON AVE
JOSEPH AVE
DEWEY AVE
MT READ BLVD
ELMGROVE RD
N KINGS HWY
Buffalo
Rochester
Syracuse
Albany
Binghamton
Scranton
Hartford
New York
Harrisburg
Trenton
Philadelphia
Wilmington
Baltimore
Washington DC
Atlantic Ocean
NY
PA
NJ
MD
DE
VA
CT
MA
VT
NH
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CCRE
Location (City/State)	Rochester, New York	Cut-off Date Principal Balance	$22,329,301
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$144,060.01
Size (Rooms)	155	Percentage of Initial Pool Balance	3.0%
Total TTM Occupancy as of 3/31/2016	72.3%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 3/31/2016	72.3%	Type of Security(1)	Fee Simple
Year Built / Latest Renovation	1975 / 2012	Mortgage Rate	5.47050%
Appraised Value	$33,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	300
Original Interest Only Period (Months)	NAP

Underwritten Revenues	$14,272,397
Underwritten Expenses	$11,048,776
Underwritten Net Operating Income (NOI)	$3,223,622	Escrows(2)
Underwritten Net Cash Flow (NCF)	$2,652,726	Upfront	Monthly
Cut-off Date LTV Ratio	67.7%	Taxes	$171,195	$28,533
Maturity Date LTV Ratio	51.9%	Insurance	$14,925	$7,462
DSCR Based on Underwritten NOI / NCF	1.95x / 1.60x	FF&E	$0	$43,656
Debt Yield Based on Underwritten NOI / NCF	14.4% / 11.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,500,000	100.0%	Loan Payoff	$20,385,726	90.6%
Principal Equity Distribution	1,628,961	7.2
Closing Costs	299,193	1.3
Reserves	186,120	0.8
Total Sources	$22,500,000	100.0%	Total Uses	$22,500,000	100.0%

(1)	Borrower transferred its leasehold interest to the County of Monroe Industrial Development Agency (“IDA”) until such time that the related PILOT Program expires. See “—PILOT Program” below.

(2)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Strathallan DoubleTree Loan”) is secured by a first mortgage encumbering the borrower’s fee simple interest in the 155-room Strathallan DoubleTree by Hilton located in Rochester, New York (the “Strathallan DoubleTree Property”). The Strathallan DoubleTree Loan has an outstanding principal balance as of the Cut-off Date of $22,329,301 and represents approximately 3.0% of the Initial Pool Balance. The Strathallan DoubleTree Loan was originated by Cantor Commercial Real Estate Lending, L.P. on November 20, 2015 and has an interest rate of 5.47050% per annum. The borrower utilized the proceeds of the Strathallan DoubleTree Loan to refinance the existing debt on the Strathallan DoubleTree Property, return equity to the borrower sponsor, pay closing costs and fund reserves.

The Strathallan DoubleTree Loan had an initial term of 120 months, and has a remaining term as of the Cut-off Date of 115 months, with a 25-year amortization schedule. The scheduled maturity date of the Strathallan DoubleTree Loan is the due date in December 2025. Voluntary prepayment of the Strathallan DoubleTree Loan is prohibited prior to the due date in September 2025. Provided that no event of default under the Strathallan DoubleTree Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted on or after the first due date following the date that is two years after the securitization closing date.

■	The Mortgaged Property. The Strathallan DoubleTree Property is a 155-room full service hotel located in Rochester, New York. The Strathallan DoubleTree Property was purchased by the borrower for $7.5 million in January 2012. The borrower entered into a 15-year franchise agreement dated March 6, 2012 with Hilton Franchise Holding LLC that expires on March 31, 2027.

The Strathallan DoubleTree Property was originally constructed in 1975 as a senior housing development and subsequently renovated and reopened as the Strathallan Hotel in 1980. After the purchase of the Strathallan DoubleTree Property in 2012, it underwent a complete-renovation costing approximately $16.2 million ($104,355 per room) that included extensive upgrades to the lobby, ground area, fitness center, and the construction of an indoor pool. In June 2015, following a $1.9 million redesign on the roof, the Strathallan DoubleTree Property opened a 3,000 SF conference center/ catering hall and Hattie’s Restaurant on the ninth floor.

The room mix at the nine-story Strathallan DoubleTree Property consists of 95 king rooms, 45 queen rooms, 14 ADA rooms and one suite. Guestrooms feature a 37-inch HDTV with premium cable channels, free wireless high-

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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speed internet access, DoubleTree’s Sweet Dreams Sleep Experience, microwave, coffee maker and mini refrigerators.

The Strathallan DoubleTree Property offers two food and beverage venues which include Char Steak & Lounge, a full service restaurant that offers breakfast, lunch, dinner and a late-night bar, and Hattie’s Restaurant which offers a Japanese-centric menu and late-night cocktails at the bar. Additional amenities include 7,500 SF of meeting space, a 24-hour Pavilion Pantry Market, on-site convenience store, patios, an indoor pool, fitness center and a 24-hour business center.

In 2014 the Strathallan DoubleTree Property won the most improved market share award as well as the DoubleTree Pride Award which is presented to the top five small and top five large performing DoubleTree hotels. In 2015 the Strathallan DoubleTree Property received TripAdvisor’s Certificate of Excellence Award which is awarded to establishments with outstanding reviews on TripAdvisor.

The following table presents certain information relating to the 2014 demand analysis with respect to the Strathallan DoubleTree Property based on market segmentation, as provided in the appraisal for the Strathallan DoubleTree Property:

Estimated 2014 Accommodated Room Night Demand(1)

Property	Commercial	Meeting and Group	Leisure
Strathallan DoubleTree	40.0%	15.0%	45.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the trailing 12-month period through March 2016 penetration rates relating to the Strathallan DoubleTree Property, as provided in a March 2016 hospitality research report:

Penetration Rates(1)

Year	Occupancy	ADR	RevPAR
TTM 3/31/2016	126.0%	167.1%	210.6%
TTM 3/31/2015	130.4%	156.6%	204.2%
TTM 3/31/2014	124.6%	149.2%	186.0%

(1)	Source: March 2016 hospitality research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Strathallan DoubleTree Property:

Strathallan DoubleTree Property(1)

	2013	2014	2015	TTM 3/31/2016
Occupancy	66.5%	71.7%	72.5%	72.3%
ADR	$153.79	$167.44	$167.81	$169.35
RevPAR	$102.30	$120.05	$121.66	$122.41

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Strathallan DoubleTree Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 3/31/2016	Underwritten(2)(3)	Underwritten $ per Room(4)
Rooms Revenue	$5,787,634	$6,792,078	$6,882,917	$6,944,147	$6,925,174	$44,679
Food & Beverage Revenue	3,621,868	4,332,081	6,613,117	7,182,890	7,279,136	46,962
Other Operating Revenue	48,357	72,860	63,224	68,274	68,087	439
Total Revenue	$9,457,859	$11,197,019	$13,559,258	$14,195,311	$14,272,397	$92,080

Room Expense	$1,246,513	$1,424,134	$1,589,156	$1,643,484	$1,638,994	$10,574
Food & Beverage Expense	3,432,431	3,515,562	4,811,349	5,147,592	5,147,592	33,210
Other Operating Expense	66,805	39,870	52,130	51,518	51,377	331
Total Departmental Expense	$4,745,749	$4,979,566	$6,452,635	$6,842,594	$6,837,963	$44,116
Total Undistributed Expense	2,784,275	3,162,448	3,688,489	3,755,596	3,735,947	24,103
Total Fixed Expense	314,769	330,514	390,973	396,391	474,866	3,064
Total Operating Expenses	$7,844,793	$8,472,528	$10,532,097	$10,994,581	$11,048,776	$71,282

Net Operating Income	$1,613,066	$2,724,491	$3,027,161	$3,200,730	$3,223,622	$20,798
FF&E Reserve	378,314	447,881	542,370	567,812	570,896	3,683
Net Cash Flow	$1,234,752	$2,276,611	$2,484,791	$2,632,917	$2,652,726	$17,114

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on TTM 3/31/2016 Occupancy and ADR figures of 72.3% and $169.35 respectively.

(3)	Underwritten Total Fixed Expense includes the average real estate tax expense, net of the tax abatements from the PILOT program, over the Strathallan DoubleTree Loan term. See “—PILOT Program” below.

(4)	Underwritten $ per Room calculations are based on 155 rooms.

■	Appraisal. According to the appraisal dated as of October 1, 2015, the Strathallan DoubleTree Property had an “as-is” appraised value of $33,000,000.

■	Environmental Matters. The Phase I environmental report dated November 20, 2015 recommended no further action at the Strathallan DoubleTree Property.

■	Market Overview and Competition. The Strathallan DoubleTree Property is located in the “Neighborhood of The Arts” in Rochester, New York, along Strathallan Park and the north side of East Avenue. The Strathallan DoubleTree Property is approximately 1.5 miles from Downtown Rochester, 1.5 miles from Interstate 490 and 5.5 miles from the Greater Rochester International Airport.

In addition to on-site amenities, the Strathallan DoubleTree Property is located near a number of notable attractions, including the Strong Museum of Play, Memorial Art Gallery, the Rochester Museum and Science Center, the Blue Cross Arena and the Seneca Park Zoo. The Strathallan DoubleTree Property is also in close proximity to Lake Erie, a major leisure destination for hiking, biking, boating and fishing.

The Neighborhood of The Arts is known for the Memorial Art Gallery, the Anderson Arts Building and other art-related venues such as the Auditorium Theater which hosts a wide variety of touring Broadway shows.

The City of Rochester has a large student population with a total enrollment of nearly 19,500 undergraduate students between the University of Rochester and Rochester Institute of Technology alone. The College Town district of Rochester, which is three miles from the Strathallan DoubleTree Property, is a 14-acre mixed-use development that was created to establish a unity between the university atmosphere of the city and the greater community. The total cost of the development was approximately $100 million and the city invested approximately $8.5 million in streetscape renovations.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Rochester’s 2010 population was approximately 210,000, making it the third largest city in New York following New York City and Buffalo. Rochester is home to a number of local, regional and international corporations including Eastman Kodak, Earthlink, IBM, Bausch & Lomb, Xerox, Harris Corporation, CareStream Healthcare and Golisano Children’s Hospital.

The following table presents certain information relating to the primary competition for the Strathallan DoubleTree Property:

Strathallan DoubleTree Competitive Set (1)

Property	Number of Rooms	Year Built	Estimated 2014 Occupancy	Estimated 2014 ADR	Estimated 2014 RevPAR
Strathallan DoubleTree	155	1975	72%	$167.45	$120.05
Radisson Hotel Rochester Riverside	460	1970	45%	75.00	33.75
DoubleTree Rochester	249	1985	60%	125.00	75.00
Holiday Inn Rochester Downtown	217	1969	30%	55.00	16.50
Hyatt Regency Rochester	338	1992	70%	117.00	81.90
Staybridge Suites Rochester University	88	2008	70%	120.00	84.00
Renaissance the Del Monte Lodge Rochester Hotel	99	2000	65%	160.00	104.00

(1)	Source: Appraisal.

■	The Borrower. The borrower, 550 East Ave LLC, a New York limited liability company, is a single purpose, single asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Strathallan DoubleTree Loan. The sponsors of the borrower and non-recourse carve-out guarantors are David F. Christa and Robert C. Morgan on a joint and several basis.

David Christa founded Christa Construction, LLC in 1982 and since then, has completed over $5 billion of construction work. Christa Construction, LLC covers a wide range of professional services such as construction management, design/building, general construction, project/program management and real estate development. In 1989 Christa Construction, LLC opened Christa Development Corporation, a full service real estate development company that focuses on mixed-use office, flex, production and residential space.

Robert Morgan founded Morgan Management, LLC in 1979 and has owned and operated a residential real estate portfolio in the greater Rochester area since 1976. The real estate portfolio includes RV resorts, multi-family properties, self-storage facilities, commercial office buildings and shopping plazas.

■	PILOT Program. The Strathallan DoubleTree Property is subject to a payment in lieu of taxes (“PILOT Program”) Program with the IDA, which commenced in 2013 and expires no earlier than 2023.

In connection with the PILOT Program, the borrower retained the fee interest in the Strathallan DoubleTree Property and transferred its leasehold interest to the IDA and the IDA leased back to the borrower the related subleasehold interest. Pursuant to the PILOT Program, the borrower receives a reduction of its real estate taxes on certain eligible improvements at the Strathallan DoubleTree Property through 2023, with the tax savings phasing out at the rate of 10% per year beginning in 2013. Real estate taxes were underwritten based on the average in-place assessed values and real estate taxes, net of abatements, over the term of the Strathallan DoubleTree Loan. The leasehold interest in the Strathallan DoubleTree Property will revert back to the borrower upon expiration of the related lease agreement on April 30, 2023.

■	Escrows. At origination, the borrower deposited $171,195 into a tax reserve account and $14,925 into an insurance reserve account.

On each due date, the borrower is required to make deposits of (i) one-twelfth of the required annual taxes, which currently equates to $28,533, into a tax reserve account, (ii) one-twelfth of the required insurance premiums, which currently equates to $7,462, into an insurance reserve account and (iii) a monthly FF&E reserve of one-twelfth of 4% of the projected annual gross revenues from operations of the Strathallan DoubleTree Property for the prior year, which currently equates to $43,656.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Lockbox and Cash Management. The Strathallan DoubleTree Loan is structured with a hard lockbox and springing cash management. The Strathallan DoubleTree Loan documents require the borrower, upon the commencement of a Cash Management Period, to deliver notices to all tenants under leases instructing them to deliver all rents payable directly into a lender-controlled lockbox account and require that all credit card and cash revenues relating to the Strathallan DoubleTree Property be deposited directly into such lockbox and all other amounts received by the borrower or property manager with respect to the Strathallan DoubleTree Property be deposited into such lockbox account within one business day following receipt. During a Cash Management Period, amounts in the lockbox account will be applied to the payment of debt service and reserves, with any remaining amounts returned to the borrower and all excess amounts will remain in a lender controlled account as additional collateral for the Strathallan DoubleTree Loan.

A “Cash Management Period” will commence on the occurrence of (i) an event of default, (ii) a bankruptcy event of the borrower, principal, guarantor or manager, (iii) the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.20x until the debt service coverage ratio after the end of two consecutive calendar quarters is at least equal to 1.25x.

■	Property Management. The Strathallan DoubleTree Property is managed by MC Management, LLC which is an affiliate of the borrower, pursuant to a management agreement.

■	Mezzanine or Additional Indebtedness. None.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, so long as the lender determines that either (i) prudent owners of real estate comparable to the Strathallan DoubleTree Property are maintaining such insurance, or (ii) prudent institutional lenders to such owners are requiring that such owners maintain such insurance, in an amount equal to the full replacement cost of the Strathallan DoubleTree Property, plus 18 months of business interruption coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Madbury Commons
17-21 Madbury Road
Durham, NH 03824
Shaws Plaza Shopping Center
Dover Pediatrics
Janetos Shopping Plaza
Dover
University of New Hampshire
Durham
Little Bay
MAINE
Newington Center Historic District
Fox Run Mall
Newington Mall Shopping Center
Durgan Square
NEW HAMPSHIRE
PORTSMOUTH INTERNATIONAL AIRPORT AT PEASE
PORTSMOUTH NAVAL SHIPYARD
Great Bay
Warner House
Plaza 800
Portsmouth Public Library
Portsmouth Regional Hospital
Portsmouth
Water Country
Atlantic Ocean
Concord
Wells
Portsmouth
NH
Manchester
Dublin
Nashua
Lowell
Gloucester
Westford
Salem
MA
Acton
Woburn
Lynn
Boston
Worcester
Framingham
Quincy
UNIVERSITY OF NEW HAMPSHIRE
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Durham, New Hampshire	Cut-off Date Principal Balance(5)		$20,000,000
Property Type(1)	Multifamily	Cut-off Date Principal Balance per Bed(3)		$93,333.33
Size (Beds)(1)	525	Percentage of Initial Pool Balance		2.6%
Total Occupancy as of 11/6/2015(2)	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/6/2015(2)	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2015 / NAP	Mortgage Rate		4.92900%
Appraised Value	$71,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36

Underwritten Revenues	$6,659,528
Underwritten Expenses	$2,485,278	Escrows
Underwritten Net Operating Income (NOI)	$4,174,250		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,112,813	Taxes	$287,612	$95,871
Cut-off Date LTV Ratio(3)	68.6%	Insurance	$87,953	$8,795
Maturity Date LTV Ratio(3)	60.7%	Replacement Reserves	$0	$5,120
DSCR Based on Underwritten NOI / NCF(3)(4)	1.33x / 1.31x	TI/LC	$64,278	$0
Debt Yield Based on Underwritten NOI / NCF(3)	8.5% / 8.4%	Other Reserve(6)	$10,014	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$49,000,000	100.0%	Loan Payoff	$37,138,304	75.8%
			Principal Equity Distribution	8,765,322	17.9
			Closing Costs	2,646,516	5.4
			Reserves	449,858	0.9
Total Sources	$49,000,000	100.0%	Total Uses	$49,000,000	100.0%

(1)	The collateral consists of 525 beds, as well as 42,859 SF of ground floor commercial space.

(2)	The most recent occupancy does not include the retail component at the Madbury Commons Property.

(3)	Calculated based on the aggregate outstanding principal balance of the Madbury Commons Loan Combination.

(4)	Based on amortizing debt service payments. Based on the current interest only payments, the DSCR based on Underwritten NOI and Underwritten NCF are 1.70x and 1.68x, respectively.

(5)	The Cut-off Date Principal Balance of $20,000,000 represents the non-controlling note A-2 of the $49,000,000 Madbury Commons Loan Combination, which is evidenced by two pari passu notes. The related companion loan, which is evidenced by the controlling note A-1 and has an outstanding principal balance as of the Cut-off Date of $29,000,000, is currently held by Cantor Commercial Real Estate Lending, L.P. and is expected to be contributed to the CFCRE 2016-C4 securitization transaction.

(6)	The Other Reserve represents a Saxbys Coffee rent abatement reserve, see “─Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Madbury Commons Loan”) is part of a loan combination (the “Madbury Commons Loan Combination”) comprised of two pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in a student housing property located in Durham, New Hampshire (the “Madbury Commons Property”). The Madbury Commons Loan (evidenced by note A-2), which represents a non-controlling interest in the Madbury Commons Loan Combination, which has an outstanding principal balance as of the Cut-off Date of $20,000,000 and represents approximately 2.6% of the Initial Pool Balance. The related companion loan, which is evidenced by note A-1 and represents the controlling interest in the Madbury Commons Loan Combination, which has an outstanding principal balance as of the Cut-off Date of $29,000,000, is currently held by Cantor Commercial Real Estate Lending, L.P. or an affiliate and is expected to be contributed to the CFCRE 2016-C4 securitization transaction. The Madbury Commons Loan Combination was originated by Cantor Commercial Real Estate L.P. on December 15, 2015. The Madbury Commons Loan Combination has an original principal balance of $49,000,000 and each note has an interest rate of 4.92900% per annum. The borrower utilized the proceeds of the Madbury Commons Loan Combination to refinance the existing debt on the Madbury Commons Property, return equity to the borrower sponsor, pay origination costs and fund reserves.

The Madbury Commons Loan had an initial term of 120 months and has a remaining term of 116 months. The Madbury Commons Loan requires interest only payments on each due date through and including the due date in January 2019, after which it requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date is the due date in January 2026. Voluntary prepayment of the Madbury Commons Loan is prohibited prior to the due date in August 2025 without the payment of a yield maintenance premium or any other premium or fee. Provided no event of default has occurred

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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and is continuing under the Madbury Commons Loan documents, defeasance of the Madbury Commons Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Madbury Commons Property is a Class A, student housing property totaling 525 beds (126 units), located in Durham, New Hampshire. The Madbury Commons Property is situated adjacent to the University of New Hampshire (“UNH”) campus. The newly constructed property was developed in 2015, and features four first-floor retail spaces totaling 42,859 SF in addition to the 126 residential units. The Madbury Commons Property is located across the street from the student union, as well as the new Paul College of Business. All academic buildings as well as the athletic facilities are within walking distance of the Madbury Commons Property.

The residential component of the Madbury Commons Property features unit types ranging from two to six bedrooms, with an average unit size of approximately 1,065 SF. Each unit is furnished and amenities include a washer/dryer, a flat screen television, stainless steel appliances, granite countertops, climate control and a video intercom system. Utilities, cable television and Wi-Fi are also included in the rent. Additionally, the borrower plans to open a new on-site fitness center in the summer of 2016.

As of November 6, 2015, the student housing component of the Madbury Commons Property was 100.0% leased for the 2015/2016 school year with parental guarantees on most of the leases.

The retail component of the Madbury Commons Property features four ground floor commercial units. As of December 1, 2015, the retail component was 94.2% occupied by UNH, Saxbys Coffee and Kennebunk Savings Bank.

The following table presents certain information relating to the units and rent at the Madbury Commons Property:

Unit Mix(1)

Unit Type	# of Beds	# of Units	Average SF per Unit	Monthly Market Rent per Bed(2)	Monthly Actual Rent per Bed	Underwritten Monthly Rent	Total Underwritten Annual Rent
2 Bedroom / 1 Bath	5	2	727	$1,011	$980	$4,900	$58,800
3 Bedroom / 1 Bath	23	7	842	973	955	21,955	263,460
3 Bedroom / 2 Bath	28	7	1,028	932	911	25,520	306,240
4 Bedroom / 2 Bath	378	93	1,038	937	916	346,185	4,154,220
5 Bedroom / 2 Bath	79	15	1,358	947	919	72,570	870,840
6 Bedroom / 2 Bath	12	2	1,390	970	915	10,980	131,760
Total / Wtd. Avg.	525	126	1,065	$941	$918	$482,110	$5,785,320

(1)	As provided by the borrower for the 2015/2016 school year.

(2)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Madbury Commons Property:

Cash Flow Analysis(1)

	T-3 1/31/2016 Annualized	Underwritten	Underwritten $ per Bed(2)
Residential Gross Potential Rent(3)	$5,814,700	$5,785,320	$11,020
Residential Vacancy(4)	0	(289,266)	(551)
Residential Net Rental Income	$5,814,700	$5,496,054	$10,469
Commercial Income(5)	801,380	1,077,167	2,052
Commercial Vacancy(6)	0	(71,193)	(136)
Commercial Net Rental Income	$801,380	$100,5974	$1,916
Other Income	12,820	157,500	300
Effective Gross Income	$6,628,900	$6,659,528	$12,685

Total Operating Expenses	$1,581,984	$2,485,278	$4,734

Net Operating Income	$5,046,916	$4,174,250	$7,951
Replacement Reserves	0	61,437	117
Net Cash Flow	$5,046,916	$4,112,813	$7,834

(1)	Construction on the Madbury Commons Property was completed in August 2015. As such, historical financials are not applicable.

(2)	The Madbury Commons Property contains 525 beds.

(3)	Residential Gross Potential Rent is based on the in-place rent roll for the 2015/2016 school year.

(4)	Residential Vacancy represents 5.0% of gross potential rent. The residential portion of the Madbury Commons Property is currently 100.0% occupied and the appraisal concluded an economic vacancy rate of 4.0%.

(5)	Commercial Income is based on executed leases with UNH, Saxbys Coffee and Kennebunk Savings Bank. UNH’s underwritten rent was averaged over the Madbury Commons Loan term.

(6)	Represents the in-place commercial economic vacancy.

■	Appraisal. According to the appraisal, the Madbury Commons Property had an “as-is” appraised value of $71,400,000 as of an effective date of November 9, 2015.

■	Environmental Matters. The Phase I environmental report dated November 17, 2015 recommended no further action at the Madbury Commons Property.

■	Market Overview and Competition. The Madbury Commons Property is located in Durham, New Hampshire, adjacent to the UNH campus. Founded in 1866, UNH is the largest university in New Hampshire with a student population of 14,891 as of 2015. Additionally, UNH is a large employer in the Durham metropolitan statistical area, employing over approximately 4,000 staff members. In 2015, the population and median household income in Durham, New Hampshire were 15,290 and $71,582, respectively.

As of November 6, 2015, there were currently 14,891 students enrolled at the UNH Durham Campus. On-campus housing at UNH currently features 28 residence halls containing approximately 6,000 beds. This allows only approximately 40% of the student body to live on campus. The average monthly rent at the Madbury Commons Property is $918 per bed. The appraisal concluded an average monthly rent of $941 per bed for the Madbury Commons Property, which is based on either the average pre-leased rent for the 2016/2017 school year or a 2.0% increase over the in-place rents. In addition, 97% of the beds at the Madbury Commons Property are preleased for the 2016/2017 school year as of April 4, 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the primary competition for the Madbury Commons Property:

Competitive Set(1)

	Madbury Commons Property	University Edge Main St	The Lodges at West	10 Pette Brooke	Cottages of Durham	University Downtown	Rivers Edge Apartments
Walk to Campus (Minutes)	5	8	23	5	38	7	32
Year Built	2015	2015	2014	2013	2011	2010	2009
Occupancy	100%	96%	100%	100%	98%	100%	100%
No. of Beds	525	197	460	60	619	120	112
No. of Units	126	54	143	15	141	26	48
Avg. SF per Unit	1,065	1,318	1,115	1,387	1,383	1,060	1,066
Avg. Monthly Rent per Bed	$918	$895	$989	$856	$806	$756	$730

(1)	Source : Appraisal.

■	The Borrower. The borrower is GP Madbury 17, LLC, a single purpose, New Hampshire limited liability company, structured to be bankruptcy-remote, with one independent director in its organizational structure. The sponsors of the borrower and the non-recourse carveout guarantors are Eamonn T. Healy, Kenneth Rubin and Barrett Bilotta on a joint and several basis.

Eamonn T. Healy, Kenneth Rubin and Barrett Bilotta are the principals of Golden Goose Capital, a developer, owner and manager of student housing properties. Golden Goose Capital maintains a portfolio of student housing properties around the campus of UNH totaling 788 beds. The borrower sponsors developed the Madbury Commons Property for a total cost of $45.2 million.

■	Escrows. At origination, the borrower deposited (i) $287,612 into a tax reserve account, (ii) $87,953 into an insurance reserve account, (iii) $64,278 into a TI/LC reserve account and (iv) $10,014 into a Saxbys Coffee rent abatement account.

On a monthly basis, the borrower is required to deposit reserves of (i) one-twelfth of the estimated annual real estate taxes, which currently equates to $95,871, into a tax reserve account, (ii) one-twelfth of the annual insurance premiums, which currently equates to $8,795, into an insurance reserve account and (iii) $5,120 (approximately $117 per bed annually) into a replacement reserve account. Additionally, on each due date during a Lease Sweep Period (as defined below), all excess cash will be deposited into a lease sweep reserve account.

■	Lockbox and Cash Management. The Madbury Commons Loan is structured with a springing lockbox and springing cash management. A hard lockbox and in place cash management are required during a Cash Management Period (as defined below). The Madbury Commons Loan documents require, upon the occurrence of a Cash Management Period, the borrower to establish and maintain a lockbox account for the sole benefit of the lender. During a Cash Management Period, the Madbury Commons Loan documents require that all rents received by the borrower be deposited into the lender-controlled lockbox account within two days after receipt. On each due date during the continuance of a Cash Management Period, the Madbury Commons Loan documents require that all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses be remitted to a borrower account unless an event of default has occurred in which case all remaining amounts will be held as additional collateral in an excess cash flow reserve. During the continuance of an event of default, funds on deposit in the cash management account may be applied by the lender in such order and priority as it determines in its sole discretion.

A “Cash Management Period” will occur upon (i) an event of default, (ii) a bankruptcy action of the borrower, managing member of the borrower, guarantor or property manager, (iii) the failure of the borrower after the end of two consecutive calendar quarters to maintain an actual debt service coverage ratio of at least 1.10x until the debt

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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service coverage ratio is at least equal to 1.15x for two consecutive calendar quarters or (iv) the occurrence of a Lease Sweep Period.

A “Lease Sweep Period” will occur upon the first monthly payment date following (i) the date that the Lease Sweep Lease is surrendered, cancelled or terminated prior to its then current expiration date, (ii) receipt by the borrower of notice from the tenant under the Lease Sweep Lease (such tenant, a “Lease Sweep Tenant”) that it intends to exercise any right of early termination, (iii) the date that a Lease Sweep Tenant goes dark, fails to open for business during customary hours or fails to be in physical possession of its space, (iv) a default under the Lease Sweep Lease that continues beyond any applicable notice or cure period or (v) the occurrence of a Lease Sweep Tenant insolvency proceeding.

A “Lease Sweep Lease” means (i) the UNH lease and/or (ii) any replacement tenant lease with respect to the space demised pursuant to the UNH lease.

■	Property Management. The Madbury Commons Property is managed by Golden Goose Property Management, LLC, a New Hampshire limited liability company and an affiliate of the borrower. Upon the occurrence of any event which would entitle the lender to terminate the management agreement, the manager shall, (a) at the request of the lender continue to perform all of the manger obligations or (b) transfer its responsibility for the management of the property to a qualified manager selected by the borrower and approved by the lender.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Madbury Commons Property (plus 18 months of business interruption coverage), so long as (i) prudent owners of real estate comparable to the Madbury Commons Property are maintaining such insurance or (ii) prudent institutional lenders to such owners are requiring that such owners maintain such insurance, in an amount equal to the full replacement cost of the Madbury Commons Property. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CARTIFACT
Plumtree Apartments
229 Parkwood Drive
Lansing, MI 48917
Lansing
East Lansing
Dewitt
Grand Ledge
Delta Township
Dimondale
CAPITAL REGION INT'L AIRPORT
GRAND LEDGE ARMY AVIATION SUPPORT
Lansing Mall
Sparrow-St Lawrence Hospital
Sparrow Hospital
Ingham Regional Medical Center
Michigan State University
Spartan Stadium
Funtyme Adventure Park
Flint
Waterford
Pontiac
Warren
Southfield
Livonia
Detroit
Ann Arbor
Dearborn Heights
Taylor
Jackson
Adrian
W GRAND RIVER HWY
W GRAND RIVER AVE
N GRAND RIVER AVE
W CLARK RD
CLARK RD
W STATE RD
E STATE RD
E SHERIDAN RD
LAKE LANSING RD
WILLOW HWY
W WILLOW ST
W OAKLAND AVE
E SAGINAW HWY
W SAGINAW HWY
E SAGINAW ST
W SAGINAW ST
W MICHIGAN AVE
W MT HOPE HWY
W MT HOPE AVE
E MT HOPE AVE
MT HOPE RD
W HOLMES RD
E CAVANAUGH RD
W JOLLY RD
E JOLLY RD
W MILLER RD
BILLWOOD HWY
BISHOP HWY
WINDSOR HWY
DIMONDALE HWY
HOLT HWY
E VERMONTVILLE HWY
LANSING RD
S CANAL RD
N CANAL RD
S CREYTS RD
CREYTS RD
INGERSOLL RD
S WAVERLY RD
S AIRPORT RD
S DEWITT RD
S OLD US 27
S MARTIN LUTHER KING JR BLVD
S WASHINGTON AVE
S CEDAR ST
S PENNSYLVANIA AVE
AURELIUS RD
S HARRISON RD
COLLEGE RD
CHANDLER RD
N MICHIGAN RD

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Lansing, Michigan	Cut-off Date Principal Balance	$17,175,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$42,302.96
Size (Units)	406	Percentage of Initial Pool Balance	2.3%
Total Occupancy as of 1/21/2016	94.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/21/2016	94.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	1968, 1970 / NAP	Mortgage Rate	5.13000%
Appraised Value	$20,750,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Term (Months)	60
Underwritten Revenues	$3,436,917
Underwritten Expenses	$1,750,596	Escrows
Underwritten Net Operating Income (NOI)	$1,686,321	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,584,821	Taxes	$155,175	$25,863
Cut-off Date LTV Ratio(1)	69.8%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	64.5%	Replacement Reserve(2)	$2,475,000	$8,458
DSCR Based on Underwritten NOI / NCF	1.50x / 1.41x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.8% / 9.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,175,000	73.2%	Purchase Price	$20,200,000	86.0%
Principal’s Equity Contribution	6,254,331	26.6	Reserves	2,630,175	11.2
Other Sources	47,500	0.2	Closing Costs	646,656	2.8

Total Sources	$23,476,831	100.0%	Total Uses	$23,476,831	100.0%

(1)	The Cut-off Date LTV Ratio and Maturity Date LTV Ratio are calculated based on the “prospective stabilized/completed renovations” appraised value of $24,600,000 as of February 1, 2018. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio calculated based on the “as-is” appraised value of $20,750,000 are 82.8% and 76.5%, respectively. See “—Appraisal” below.

(2)	The $2,475,000 in Upfront Replacement Reserve is for planned capital upgrades at the Plumtree Apartments Property. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Plumtree Apartments Loan”) is evidenced by a note in the original principal amount of $17,175,000 secured by a first mortgage encumbering the borrower’s fee simple interest in a 406-unit multifamily complex located in Lansing, Michigan (the “Plumtree Apartments Property”). The Plumtree Apartments Loan was originated by Citigroup Global Markets Realty Corp. on March 29, 2016 and represents approximately 2.3% of the Initial Pool Balance. The note evidencing the Plumtree Apartments Loan has an outstanding principal balance as of the Cut-off Date of $17,175,000 and an interest rate of 5.13000% per annum. The proceeds of the Plumtree Apartments Loan were primarily used to finance the acquisition of the Plumtree Apartments Property, fund reserves and pay origination costs.

The Plumtree Apartments Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Plumtree Apartments Loan requires monthly payments of interest only during the first five years of its term. The scheduled maturity date of the Plumtree Apartments Loan is the due date in April 2026. Provided that no event of default has occurred and is continuing under the Plumtree Apartments Loan documents, at any time after the second anniversary of the securitization Closing Date, the Plumtree Apartments Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Plumtree Apartments Loan documents. Provided that no event of default has occurred and is continuing under the Plumtree Apartments Loan documents, voluntary prepayment of the Plumtree Apartments Loan in whole is permitted on or after the due date occurring in January 2026 without payment of any prepayment premium.

■	The Mortgaged Property. The Plumtree Apartments Property is a 406-unit garden-style multifamily property built in 1968 and 1970 on approximately 27.20 acres. The Plumtree Apartments Property is comprised of 36 three-story buildings and an on-site leasing office, which houses an indoor swimming pool. The unit mix at the Plumtree Apartments Property includes 64 1-bedroom 1-bathroom garden units (665 SF); 204 2-bedroom 1-bathroom garden units (900 SF); 50 2-bedroom 1.5-bathroom garden units (950 SF); and 88 3-bedroom 1.5-bathroom garden units (1,200 SF).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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PLUMTREE APARTMENTS

Subsequent to acquisition of the Plumtree Apartments Property, the borrower commenced renovations with an expected total cost of approximately $3,600,000 ($8,867/unit). The renovations include interior unit upgrades for the flooring, cabinets, counters, lighting, hardware, plumbing, and appliances in 40% of the units, along with new roofs on select buildings, windows, clubhouse/pool area upgrades and other various improvements to the hallways, brick work, parking lot, lighting, balconies, trim, HVAC system, and signage. The upgrades are expected to take two years to complete. The lender has held back a reserve in the amount of $2,475,000 upfront to fund these capital expenditures (“Designated Replacement Reserve Funds”). The remainder of the cost is expected to be funded from borrower equity.

The following table presents certain information relating to the units and rents at the Plumtree Apartments Property:

Unit Type	Occupied Units(1)	Vacant Units(1)	Total Units(1)	Average SF per Unit(1)	Monthly Market Rent per Unit(2)	Yearly Market Rent(2)	Average Monthly Actual Rent per Unit(1)	Average Yearly Actual Rent(1)
1 Bedroom / 1 Bath	58	6	64	664	$615	$472,320	$613	$426,480
2 Bedroom / 1 Bath	193	11	204	896	710	1,738,080	703	1,629,300
2 Bedroom / 1.5 Bath	47	3	50	950	755	456,600	752	424,080
3 Bedroom / 1.5 Bath	86	2	88	1,166	850	902,400	831	857,112
Total / Wtd. Avg.	384	22	406	925	$731	$3,569,400	$724	$3,336,972

(1)	As provided by the borrower per January 21, 2016 rent roll.

(2)	As provided in the appraisal.

The following table presents certain information relating to historical leasing at the Plumtree Apartments Property:

Historical Leased %(1)

	2012	2013	2014	2015	As of 1/21/2016
Owned Space	95.3%	94.8%	94.8%	95.6%	94.6%

(1)	As provided by the borrowers and which reflects average occupancy for the specified year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Plumtree Apartments Property:

Cash Flow Analysis(1)

	2012	2013	2014	2015	TTM 2/29/2016	Underwritten	Underwritten $ per Unit
Base Rent	$2,799,827	$2,910,683	$3,097,435	$3,232,325	$3,251,821	$3,336,972	$8,219
Gross Up Vacancy	0	0	0	0	0	185,580	$457
Gross Potential Rent	$2,799,827	$2,910,683	$3,097,435	$3,232,325	$3,251,821	$3,522,552	$8,676
Vacancy, Credit Loss & Concessions	0	0	0	0	0	(270,731)	(667)
Total Rent	$2,799,827	$2,910,683	$3,097,435	$3,232,325	$3,251,821	$3,251,821	$8,009
Other Income(2)	141,286	160,604	183,633	183,963	185,096	185,096	456
Effective Gross Income	$2,941,113	$3,071,287	$3,281,068	$3,416,288	$3,436,917	$3,436,917	$8,465

Real Estate Taxes	$288,785	$288,782	$284,288	$293,219	$294,447	$354,686	$874
Insurance	152,423	194,018	209,756	185,670	181,511	93,937	231
Management Fee	117,645	122,851	131,243	136,652	137,477	137,477	339
Other Expenses	1,104,287	1,135,629	1,225,903	1,278,232	1,222,087	1,164,497	2,868
Total Operating Expenses	$1,663,140	$1,741,280	$1,851,190	$1,893,773	$1,835,522	$1,750,596	$4,312

Net Operating Income	$1,277,973	$1,330,007	$1,429,878	$1,522,515	$1,601,395	$1,686,321	$4,153
Replacement Reserves	0	0	0	0	0	101,500	250
Net Cash Flow	$1,277,973	$1,330,007	$1,429,878	$1,522,515	$1,601,395	$1,584,821	$3,903

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Income includes administrative fees, cable TV income, carports, court charges, damage charges, late charges, laundry, and pet charges.

■	Appraisal. According to the appraisal, the Plumtree Apartments Property had an “as-is” appraised value of $20,750,000 as of February 4, 2016 and a “prospective stabilized/completed renovations” appraised value of $24,600,000 as of February 1, 2018 which assumes completion of renovations to the Plumtree Apartments Property and increases in rental rates following such renovations.

■	Environmental Matters. Based on the Phase I environmental report dated February 11, 2016, there were no recommendations for further action for the Plumtree Apartments Property other than the recommendation for the implementation of an asbestos O&M plan.

■	Market Overview and Competition. The Plumtree Apartments Property is located in Lansing, Michigan. Lansing is approximately 60 miles southeast of Grand Rapids and approximately 80 miles northwest of Detroit. The Plumtree Apartments Property is specifically located on the north side of West Michigan Avenue approximately 3.5 miles to the west of the Lansing Central Business District and in close proximity to several major highways including the I-69 Business Route, I-69/West Saginaw Highway interchange and I-496/I-69 interchange. The immediate neighborhood is mature and consists of residential, office, and retail developments. The nearest shopping facilities serving the area are located directly north of the Plumtree Apartments Property and are within walking distance.

Lansing has become a hub for insurance companies in the Midwest, with the industry accounting for over 15,000 employees in the Lansing area. The headquarters of six insurance companies are located within Lansing. Further, Lansing is home to several large colleges and universities including Michigan State University and Lansing Community College. According to a third party report, the population within a one-, three-, and five-mile radius is 9,098, 47,712, and 116,548, respectively, and the average household income is $58,963, $62,766, and $54,648, respectively.

The appraisal identified a competitive set of seven multifamily properties within 2.1 miles of the Plumtree Apartments Property. The properties ranged in size from 52 units to 456 units for an average of 207 units, with occupancy rates ranging from 90.4% to 98.6% for a weighted average of 96.1%. Rental rates at the competitive properties ranged from $484 per unit to $1,230 per unit for an average range of $615 per unit to $893 per unit.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to certain residential lease comparables provided in the appraisal for the Plumtree Apartments Property:

Competitive Set(1)

	Village Green of Lansing Apts	Delta Square Apts	Newberry Apartments	Verndale Apartments	Ramblewood Apts	Crimson Cove	Devonshire on Canal Apts
Location	Lansing, MI	Lansing, MI	Lansing, MI	Lansing, MI	Lansing, MI	Lansing, MI	Lansing, MI
Year Built	1973	1977	1986	1980	1976	1971	1972
Number of Units	353	144	110	72	456	52	264
Occupancy %	95.8%	98.4%	94.7%	98.6%	98.0%	90.4%	93.0%
Average Quoted Rents $/SF/Month	$0.85 - $1.15	$0.73 - $0.87	$0.82 - $1.68	$0.78 - $0.98	$0.69 -$0.91	$0.75 - $1.46	$0.77 - $1.00

(1)	Source: Appraisal.

■	The Borrower. The borrower is Plumtree Apartment Associates, LLC, a single-purpose, single-asset Delaware limited liability company. The guarantor of the non-recourse carveouts is Alan Hayman.

Alan Hayman is one of the principals of The Hayman Company, a privately owned commercial real estate organization founded in 1965. The company is headquartered in suburban Detroit and has satellite offices in Chicago and Dallas with a total of 450 employees nationwide. The company’s focus includes acquisitions and investments, property management and leasing, receivership services for lenders and special servicers, and asset management. The company owns or manages in excess of 16 million square feet of commercial properties and over 40,000 apartments in 24 states.

■	Escrows. On the origination date of the Plumtree Apartments Loan, the borrower funded a reserve of (i) $155,175 for real estate taxes and (ii) $2,475,000 for Designated Replacement Reserve Funds.

On each due date, the borrower is required to pay to the lender: (i) one-twelfth of the taxes that the lender estimates will be payable over the then succeeding 12-month period, initially $25,863, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the Plumtree Apartments Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then-succeeding 12-month period and (iii) a replacement reserve in the amount of $8,458.

■	Lockbox and Cash Management. The Plumtree Apartments Loan documents require a springing lockbox with springing cash management. The Plumtree Apartments Loan documents require the borrower, upon the first occurrence of a Plumtree Apartments Trigger Period (as defined below), to establish a lender-controlled lockbox account and direct the property manager to deposit all rents directly to such lender-controlled lockbox account and require that all other money received by the borrower with respect to the Plumtree Apartments Property be promptly deposited into such lockbox account. So long as a Plumtree Apartments Trigger Period is not in effect, all funds in the lockbox account are required to be swept and remitted on each business day to the borrower’s operating account. During the continuance of a Plumtree Apartments Trigger Period, all funds in the lockbox account are required to be transferred on each business day to a lender-controlled cash management account, and if no event of default under the Plumtree Apartments Loan documents is continuing, applied to pay debt service and operating expenses of the Plumtree Apartments Property and to fund required reserves in accordance with the Plumtree Apartments Loan documents. After the foregoing disbursements are made and so long as a Plumtree Apartments Trigger Period is continuing, all excess cash is trapped in an excess cash account and held as additional collateral for the Plumtree Apartments Loan. During the continuance of an event of default under the Plumtree Apartments Loan documents, the lender may apply any funds in the cash management account to amounts payable under the Plumtree Apartments Loan and/or toward the payment of expenses of the Plumtree Apartments Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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A “Plumtree Apartments Trigger Period” means a period commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Plumtree Apartments Loan documents and continuing until the same is cured, or (ii) the trailing 12-month debt service coverage ratio being less than 1.15x and continuing until the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters.

■	Property Management. The Plumtree Apartments Property is currently managed by The Hayman Company, an affiliate of the borrower. Under the Plumtree Apartments Loan documents, the borrower may terminate and replace the property manager if, among other conditions, no event of default is continuing and the applicable replacement property manager is approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of a rating agency confirmation). The lender has the right to replace the property manager upon (i) an event of default under the Plumtree Apartments Loan documents, (ii) an involuntary bankruptcy or insolvency proceeding not dismissed within 90 days or a voluntary bankruptcy or insolvency proceeding with respect to the property manager, or (iii) a continuing default by the property manager under the management agreement beyond all notice and cure periods.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Plumtree Apartments Property providing for a deductible no more than $25,000 (plus 12 months of rental loss and/or business interruption coverage and an additional period of indemnity covering the 6 months following restoration). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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129

247 bedford avenue

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Brooklyn, New York	Cut-off Date Principal Balance(3)		$17,150,000
Property Type	Retail	Cut-off Date Principal Balance per SF(2)		$1,579.62
Size (SF)	19,625	Percentage of Initial Pool Balance		2.3%
Total Occupancy as of 3/1/2016(1)	96.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/1/2016(1)	96.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1930 / 2016	Mortgage Rate		4.75000%
Appraised Value	$51,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
		Borrower Sponsors(4)	RedSky Capital, LLC, Benjamin Bernstein and Benjamin Stokes

Underwritten Revenues	$2,308,820
Underwritten Expenses	$295,696	Escrows
Underwritten Net Operating Income (NOI)	$2,013,125		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,989,984	Taxes	$92,611	$15,435
Cut-off Date LTV Ratio(2)	60.5%	Insurance	$37,403	$3,117
Maturity Date LTV Ratio(2)	60.5%	Replacement Reserves	$0	$245
DSCR Based on Underwritten NOI / NCF(2)	1.35x / 1.33x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	6.5% / 6.4%	Other(5)	$4,193,933	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$31,000,000	99.8%	Loan Payoff	$20,791,645	66.9%
Other Sources	65,000	0.2	Principal Equity Distribution	4,434,412	14.3
			Reserves	4,323,947	13.9
			Closing Costs	1,514,996	4.9
Total Sources	$31,065,000	100.0%	Total Uses	$31,065,000	100.0%

(1)	The 247 Bedford Avenue Property is leased to two tenants, both of which are currently completing the build-out of their space, are not yet in physical occupancy and are in a free rent period.

(2)	Calculated based on the aggregate outstanding principal balance of the 247 Bedford Avenue Loan Combination.

(3)	The 247 Bedford Avenue Loan, with an outstanding principal balance as of the Cut-off Date of $17,150,000, is evidenced by the controlling note A-1 of the $31,000,000 247 Bedford Avenue Loan Combination. The related companion loan, which is evidenced by the non-controlling note A-2, with an outstanding balance as of the Cut-off Date of $13,850,000, is currently held by Citigroup Global Markets Realty Corp. and is expected to be contributed to one or more future securitization transactions.

(4)	Benjamin Bernstein and Benjamin Stokes are the non-recourse carveout guarantors under the 247 Bedford Avenue Loan.

(5)	Other Upfront Reserves of $4,193,933 consists of (i) $1,975,463 of free rent related to the leases for Investment Grade Tenant and The Corcoran Group, (ii) $1,468,470 of outstanding tenant improvement and leasing commission obligations and (iii) $750,000 related to The Corcoran Group’s planned expansion to occupy an additional 700 SF of the currently vacant ground floor retail space.

The following table presents certain information relating to historical leasing at the 247 Bedford Avenue Property:

Historical Leased %(1)(2)

3/1/2016
Owned Space	96.4%

(1)	As provided by the borrower.

(2)	The 247 Bedford Avenue Property was acquired by the borrower in 2012. As part of the building’s redevelopment, the borrower vacated existing residential leases at the 247 Bedford Avenue Property and invested approximately $8.1 million into renovating the 247 Bedford Avenue Property. In 2013, Investment Grade Tenant and The Corcoran Group executed leases at the 247 Bedford Avenue Property. As of the date of the Preliminary Prospectus, both tenants are currently completing the build-out of their space, are not yet in physical occupancy and are in a free rent period, thus historical occupancy information is unavailable.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

130

247 bedford avenue

The following table presents certain information relating to the tenants at the 247 Bedford Avenue Property:

Owned Tenants at the 247 Bedford Avenue Property

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	Lease Expiration	Renewal / Extension Options
Investment Grade Tenant	NR/Aa1/AA+	13,700	69.8%	5/31/2027	NA
The Corcoran Group	NR/NR/NR	5,225	26.6	3/31/2026	2, 5-year options
Largest Owned Tenants		18,925	96.4%
Remaining Owned Tenants		0	0.0
Vacant Spaces (Owned Space)		700	3.6
Total / Wtd. Avg. All Owned Tenants		19,625	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents the lease rollover schedule at the 247 Bedford Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	# of Expiring Tenants
MTM	0	0.0%	0.0%	0
2016	0	0.0	0.0%	0
2017	0	0.0	0.0%	0
2018	0	0.0	0.0%	0
2019	0	0.0	0.0%	0
2020	0	0.0	0.0%	0
2021	0	0.0	0.0%	0
2022	0	0.0	0.0%	0
2023	0	0.0	0.0%	0
2024	0	0.0	0.0%	0
2025	0	0.0	0.0%	0
2026	5,225	26.6	26.6%	1
2027 & Thereafter	13,700	69.8	96.4%	1
Vacant	700	3.6	100.0%	0
Total / Wtd. Avg.	19,625	100.0%		2

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

131

247 bedford avenue

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 247 Bedford Avenue Property:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent	$2,106,470	$107.34
Contractual Rent Steps	171,208	8.72
Gross Up Vacancy	175,000	8.92
Gross Potential Rent	$2,452,678	$124.98
Reimbursements	31,142	1.59
Vacancy & Credit Loss	(175,000)	(8.92)
Effective Gross Income	$2,308,820	$117.65

Real Estate Taxes	176,402	8.99
Insurance	35,122	1.79
Management Fee	69,265	3.53
Operating Expenses	14,907	0.76
Total Operating Expenses	$295,696	$15.07

Net Operating Income	$2,013,125	$102.58
TI/LC	20,197	1.03
Replacement Reserves	2,944	0.15
Net Cash Flow	$1,989,984	$101.40

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The 247 Bedford Avenue Property was acquired by the borrower in 2012. As part of the building’s redevelopment, the borrower vacated the existing residential leases at the 247 Bedford Avenue Property and invested approximately $8.1 million into renovating the 247 Bedford Avenue Property. In 2013, Investment Grade Tenant and The Corcoran Group executed leases at the 247 Bedford Avenue Property. As of the date of the Preliminary Prospectus, both tenants are currently completing the build-out of their space, are not yet in physical occupancy and are in a free rent period, thus historical financial information is unavailable.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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133

desoto town center

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF V
Location (City/State)	DeSoto, Texas	Cut-off Date Principal Balance		$16,250,000
Property Type(1)	Multifamily	Cut-off Date Principal Balance per Unit(1)		$100,931.68
Size (Units)(1)	161	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 3/8/2016(1)	95.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/8/2016(1)	95.7%	Type of Security		Leasehold
Year Built / Latest Renovation	2009 / NAP	Mortgage Rate		5.40500%
Appraised Value	$22,560,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
		Borrower Sponsor(2)
Underwritten Revenues	$2,426,999	2005 ZST/TBT Descendant’s Trust -	T Trust
Underwritten Expenses	$1,015,982	Escrows
Underwritten Net Operating Income (NOI)	$1,411,017		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,382,359	Taxes	$122,520	$30,630
Cut-off Date LTV Ratio	72.0%	Insurance	$42,515	$3,270
Maturity Date LTV Ratio	66.8%	Replacement Reserves	$0	$2,388
DSCR Based on Underwritten NOI / NCF	1.29x / 1.26x	TI/LC(3)	$75,000	$0
Debt Yield Based on Underwritten NOI / NCF	8.7% / 8.5%	Other(4)	$83,320	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,250,000	100.0%	Loan Payoff	$9,536,225	58.7%
			Principal Equity Distribution	6,225,867	38.3
			Reserves	323,355	2.0
			Closing Costs	164,554	1.0
Total Sources	$16,250,000	100.0%	Total Uses	$16,250,000	100.0%

(1)	The collateral for the DeSoto Town Center Property includes 161 multifamily units and 14,556 SF of ground floor retail space. As of March 8, 2016, the multifamily portion of the collateral was 95.7% occupied, while the ground floor retail space was 100.0% occupied by six tenants. Additionally, Cut-off Date Principal Balance per Unit is calculated on a per unit basis based upon the 161 multifamily units.

(2)	2005 ZST/TBT Descendant’s Trust - T Trust is the guarantor of the non-recourse carveouts under the DeSoto Town Center Loan.

(3)	At origination, the borrower deposited $75,000 into the TI/LC reserve for future tenant improvements and leasing commissions with respect to the retail portion of the DeSoto Town Center Property. Monthly deposits into the TI/LC reserve will be suspended until the balance in the reserve is less than $5,000, at which time the borrower will be required to make monthly deposits of $607.

(4)	Upfront other reserve represents outstanding tenant improvements and leasing commissions owed to BB&T Corporation.

The following table presents certain information relating to the multifamily units and rent at the DeSoto Town Center Property:

Unit Mix(1)

Unit Type	Occupied Units	Vacant Units	Total Units	Average SF per Unit	Monthly Market Rent per Unit	Monthly Actual Rent per Unit	Underwritten Rent per Unit	Underwritten Annual Rent
Studio	3	0	3	758	$835	$826	$826	$29,724
Studio (Upgraded)	12	3	15	664	841	841	868	156,264
1 Bed	93	1	94	754	978	982	981	1,107,058
1 Bed (Upgraded)	0	2	2	1,010	1,460	N/A	1,460	35,040
2 Bed	44	0	44	1,033	1,332	1,300	1,300	686,374
2 Bed (Upgraded)	1	2	3	841	1,470	1,379	1,483	53,388
Total / Wtd. Avg.	153	8	161	827	$1,074	$1,062	$1,064	$2,067,848

(1)	Based on the rent roll dated March 8, 2016 with vacant units grossed up to market rent.

The following table presents certain information relating to historical leasing at the DeSoto Town Center Property:

Historical Leased %(1)(2)

	2014	2015	As of 3/8/2016
Owned Space	94.7%	94.0%	95.7%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year unless otherwise stated.
(2)	Excludes ground floor retail space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

134

desoto town center

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the DeSoto Town Center Property:

Cash Flow Analysis(1)

	2014	2015	TTM 1/31/2016	Underwritten	Underwritten $ per Unit/SF(2)
Multifamily Base Rent	$1,677,940	$1,752,182	$1,765,073	$1,949,592	$12,109.27
Commercial Base Rent	56,037	162,424	164,424	226,355	15.55
Multifamily Gross Up Vacancy	0	0	0	118,260	734.53
Commercial Gross Up Vacancy	0	0	0	0	0.00
Gross Potential Rent	$1,733,977	$1,914,606	$1,929,497	$2,294,207	$14,249.73
Multifamily Economic Vacancy & Credit Loss	0	0	0	(118,260)	(734.53)
Commercial Economic Vacancy & Credit Loss	0	0	0	(17,208)	(1.18)
Total Rent Revenue	$1,733,977	$1,914,606	$1,929,497	$2,158,739	$13,408.32
Commercial Reimbursements	0	24,552	26,598	86,514	5.94
Other Income(3)	164,754	181,519	181,746	181,746	1,128.86
Effective Gross Income	$1,898,731	$2,120,677	$2,137,841	$2,426,999	$15,074.53

Total Operating Expenses	$952,382	$1,020,345	$1,005,460	$1,015,982	$6,310.45

Net Operating Income	$946,349	$1,100,332	$1,132,381	$1,411,017	$8,764.08
TI/LC	0	0	0	0	0.00
Replacement Reserves	0	0	0	28,658	178.00
Net Cash Flow	$946,349	$1,100,332	$1,132,381	$1,382,359	$8,586.08

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.
(2)	The collateral for the DeSoto Town Center Property includes 161 multifamily units and 14,556 SF of ground floor retail space. Underwritten $ per Unit for line items particular to the multifamily component are represented on a per unit basis based upon the 161 multifamily units. All cash flow line items specific to the retail component are represented on a per SF basis based upon the 14,556 SF of retail space. The cash flow line items shared between both the multifamily and retail spaces are represented on a per unit basis based upon 161 multifamily units.

(3)	Other Income consists primarily of late fees, utility reimbursements and other miscellaneous fees.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

135

DOUBLETREE – COCOA BEACH

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Cocoa Beach, Florida	Cut-off Date Principal Balance		$14,183,590
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$95,835.07
Size (Rooms)	148	Percentage of Initial Pool Balance		1.9%
Total TTM Occupancy as of 2/29/2016	77.6%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 2/29/2016	77.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1987 / 2012-2015	Mortgage Rate		5.21000%
Appraised Value	$25,400,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
		Original Interest-Only Period (Months)		NAP
		Borrower Sponsors(1)		Prakash Pandey and Pandey Hotel Corporation
Underwritten Revenues	$7,313,320
Underwritten Expenses	$5,531,747	Escrows
Underwritten Net Operating Income (NOI)	$1,781,573		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,489,040	Taxes	$56,363	$9,394
Cut-off Date LTV Ratio	55.8%	Insurance	$235,400	$33,629
Maturity Date LTV Ratio	51.7%	FF&E	$0	$13,068
DSCR Based on Underwritten NOI / NCF	1.90x / 1.59x	Deferred Maintenance	$17,500	$0
Debt Yield Based on Underwritten NOI / NCF	12.6% / 10.5%	Other(2)	$50,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,200,000	88.8%	Loan Payoff	$15,013,472	93.9%
Principal’s New Cash Contribution	1,749,608	10.9	Closing Costs	621,874	3.9
Other Sources	45,000	0.3	Reserves	359,263	2.2

Total Sources	$15,994,608	100.0%	Total Uses	$15,994,608	100.0%

(1)	Prakash Pandey and Pandey Hotel Corporation are the non-recourse carveout guarantors under the DoubleTree - Cocoa Beach Loan.
(2)	Other Upfront reserve represents a PIP reserve in the amount of $50,000. A monthly seasonality reserve will commence if operating income falls below certain thresholds as described in the DoubleTree – Cocoa Beach Loan documents.

The following table presents certain information relating to the January 2016 penetration rates relating to the DoubleTree – Cocoa Beach Property, as provided in a travel research report for the DoubleTree – Cocoa Beach Property:

January 2016 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
DoubleTree – Cocoa Beach	69.0%	130.4%	90.0%

(1)	Source: travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the DoubleTree – Cocoa Beach Property:

DoubleTree – Cocoa Beach Property(1)

	2013	2014	2015	TTM 2/29/2016
Occupancy	78.2%	78.1%	78.1%	77.6%
ADR	$124.56	$130.72	$138.34	$140.67
RevPAR	$97.36	$102.09	$108.00	$109.14

(1)	As provided by the borrower and which reflects occupancy as of December 31 for the specified year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

136

DOUBLETREE – COCOA BEACH

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the DoubleTree – Cocoa Beach Property:

Cash Flow Analysis

	2013	2014	2015	TTM 2/29/2016	Underwritten	Underwritten $ per Room
Room Revenue	$5,154,046	$5,514,741	$5,512,960	$5,570,937	$5,851,207	$39,535
Food & Beverage Revenue	1,319,665	1,319,502	1,368,986	1,339,658	1,407,055	9,507
Other Revenue(1)	59,760	62,380	63,001	68,215	55,058	372
Total Revenue	$6,533,471	$6,896,623	$6,944,947	$6,978,810	$7,313,320	$49,414

Room Expense	$1,115,968	$1,141,172	$1,165,134	$1,172,101	$1,233,335	$8,333
Food & Beverage Expense	1,002,524	1,012,659	1,028,759	1,022,002	1,091,839	7,377
Other Expense	51,401	41,979	56,780	59,303	71,694	484
Total Departmental Expense	$2,169,893	$2,195,810	$2,250,673	$2,253,406	$2,396,868	$16,195
Total Undistributed Expense	2,397,747	2,567,100	2,548,057	2,532,641	2,638,875	17,830
Total Fixed Charges	448,417	510,766	499,467	498,529	496,005	3,351
Total Operating Expenses	$5,016,057	$5,273,676	$5,298,197	$5,284,576	$5,531,747	$37,377

Net Operating Income	$1,517,414	$1,622,947	$1,646,750	$1,694,234	$1,781,573	$12,038
FF&E	261,339	275,865	277,798	279,152	292,533	1,977
Net Cash Flow	$1,256,075	$1,347,082	$1,368,952	$1,415,082	$1,489,040	$10,061

(1)	Other Revenue consists of movie rentals, telephone, no-show revenue, unclaimed deposits, gift shop sales and parking revenue that commenced in 2013, transportation revenue that commenced in 2014 and other miscellaneous revenue.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Properties Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller		CGMRC
Location (City/State)	Brooklyn, New York	Cut-off Date Principal Balance		$14,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$369.88
Size (SF)	37,850	Percentage of Initial Pool Balance		1.9%
Total Occupancy as of 3/15/2016	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/15/2016	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		5.07000%
Appraised Value	$24,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
		Borrower Sponsors(1)	David Feldman, Daniel Gerard and Henry Hewes

Underwritten Revenues	$1,463,330
Underwritten Expenses	$288,710	Escrows
Underwritten Net Operating Income (NOI)	$1,174,620		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,121,305	Taxes	$53,307	$10,661
Cut-off Date LTV Ratio	58.3%	Insurance	$3,415	$1,707
Maturity Date LTV Ratio	58.3%	Replacement Reserves	$0	$820
DSCR Based on Underwritten NOI / NCF	1.63x / 1.56x	TI/LC(2)	$0	$3,154
Debt Yield Based on Underwritten NOI / NCF	8.4% / 8.0%	Defered Maintenance	$14,125	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,000,000	99.7%	Loan Payoff	$10,603,149	75.5%
Other Sources	45,000	0.3	Principal Equity Distribution	2,832,338	20.2
			Closing Costs	538,666	3.8
			Reserves	70,847	0.5
Total Sources	$14,045,000	100.0%	Total Uses	$14,045,000	100.0%

(1)	David Feldman, Daniel Gerard and Henry Hewes are the non-recourse carveout guarantors under the Bushwick Retail Portfolio Loan.

(2)	The TI/LC Reserve is subject to a cap of $56,775.

The following table presents certain information relating to the Bushwick Retail Portfolio Properties:

Property Address	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built / Renovated	UW NCF
1467-1469 Broadway	Brooklyn	NY	$5,900,000	16,000	100.0%	2004 / NAP	$551,977
1419 Broadway	Brooklyn	NY	4,850,000	14,350	100.0%	1994 / 2006	340,476
1441 Broadway	Brooklyn	NY	3,250,000	7,500	100.0%	1997 / 2007	228,851
Total / Wtd. Avg. Portfolio			$14,000,000	37,850	100.0%		$1,121,305

(1)	As provided by the borrowers and represents physical occupancy based on square footage as of March 15, 2016.

The following table presents certain information relating to historical leasing at the Bushwick Retail Portfolio Properties:

Historical Leased %(1)

Property Address	2013	2014	2015
1467-1469 Broadway	100.0%	100.0%	100.0%
1419 Broadway	100.0%	100.0%	100.0%
1441 Broadway	100.0%	100.0%	100.0%
Total / Wtd. Avg. Portfolio	100.0%	100.0%	100.0%

(1)	Based on underwritten cash flow statement, which reflects December 31 for the specified year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the Bushwick Retail Portfolio Properties:

Largest Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of Portfolio GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Hospital Clinic Home Center	NR/NR/NR	21,850	57.7%	$689,944	51.7%	$31.58	Various(1)	NA
Traditional Day Care	NR/NR/NR	12,000	31.7	468,161	35.1	39.01	Various(2)	NA
Bushwick Laundry, Inc.	NR/NR/NR	4,000	10.6	175,282	13.1	43.82	6/30/2029	NA
Largest Owned Tenants		37,850	100.0%	$1,333,387	100.0%	$35.23
Vacant Spaces (Owned Space)		0	0	0	0	0.00
Total / Wtd. Avg. All Owned Tenants		37,850	100.0%	$1,333,387	100.0%	$35.23

(1)	Hospital Clinic Home Center has two expiration dates. 7,500 SF of the total 21,850 SF expires on July 14, 2017. The remaining 14,350 SF expires on November 30, 2026. Hospital Clinic Home Center is the sole tenant at the Bushwick Retail Portfolio Properties located at 1419 Broadway and 1441 Broadway.

(2)	Traditional Day Care has one space at 4,000 SF that expires March 31, 2023 and a second space at 8,000 SF that expires December 31, 2020.

The following table presents the lease rollover schedule at the Bushwick Retail Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants(2)
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	7,500	19.8	19.8%	274,055	20.6	36.54	1
2018	0	0.0	19.8%	0	0.0	0.00	0
2019	0	0.0	19.8%	0	0.0	0.00	0
2020	8,000	21.1	41.0%	305,009	22.9	38.13	1
2021	0	0.0	41.0%	0	0.0	0.00	0
2022	0	0.0	41.0%	0	0.0	0.00	0
2023	4,000	10.6	51.5%	163,152	12.2	40.79	1
2024	0	0.0	51.5%	0	0.0	0.00	0
2025	0	0.0	51.5%	0	0.0	0.00	0
2026	14,350	37.9	89.4%	415,889	31.2	28.98	1
2027 & Thereafter	4,000	10.6	100.0%	175,282	13.1	43.82	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	37,850	100.0%		$1,333,387	100.0%	$35.23	5

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not reflected in the Lease Expiration Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Bushwick Retail Portfolio Properties:

Cash Flow Analysis(1)

	2013	2014	2015	Underwritten	Underwritten $ per SF
Base Rent	$992,524	$1,159,049	$1,269,834	$1,294,550	$34.20
Contractual Rent Steps	0	0	0	38,837	1.03
Reimbursements	0	0	0	206,961	5.47
Total Rent Revenue	$992,524	$1,159,049	$1,269,834	$1,540,347	$40.70
Vacancy & Credit Loss	0	0	0	(77,017)	(2.03)
Effective Gross Income	$992,524	$1,159,049	$1,269,834	$1,463,330	$38.66

Real Estate Taxes	0	0	0	206,961	5.47
Insurance	0	0	0	19,512	0.52
Management Fee	0	0	0	43,900	1.16
Operating Expenses	0	0	0	18,338	0.48
Total Operating Expenses	$0	$0	$0	$288,710	$7.63

Net Operating Income	$992,524	$1,159,049	$1,269,834	$1,174,620	$31.03
TI/LC	0	0	0	43,474	1.15
Replacement Reserves	0	0	0	9,841	0.26
Net Cash Flow	$992,524	$1,159,049	$1,269,834	$1,121,305	$29.62

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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141

VICTORIAN SQUARE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Midlothian, Virginia	Cut-off Date Principal Balance		$13,950,239
Property Type	Retail	Cut-off Date Principal Balance per SF	$51.56
Size (SF)	270,575	Percentage of Initial Pool Balance	1.8%
Total Occupancy as of 1/19/2016	95.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/19/2016	95.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1987 / 2013-2014	Mortgage Rate		5.10000%
Appraised Value	$25,100,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsors(1)	Morris Missry, Ezra Missry and Daniel Betesh

Underwritten Revenues	$2,050,115
Underwritten Expenses	$457,388	Escrows
Underwritten Net Operating Income (NOI)	$1,592,727		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,401,919	Taxes	$30,000	$10,000
Cut-off Date LTV Ratio	55.6%	Insurance	$7,101	$3,550
Maturity Date LTV Ratio	46.0%	Replacement	$0	$4,510
DSCR Based on Underwritten NOI / NCF	1.75x / 1.54x	TI/LC	$200,000	$11,274
Debt Yield Based on Underwritten NOI / NCF	11.4% / 10.0%	Other(2)	$424,592	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,000,000	100.0%	Loan Payoff	$10,004,224	71.5%
			Principal Equity Distribution	2,296,373	16.4
			Closing Costs	1,037,711	7.4
			Reserves	661,693	4.7
Total Sources	$14,000,000	100.0%	Total Uses	$14,000,000	100.0%

(1)	Morris Missry and Ezra Missry are the guarantors on a joint and several basis of the non-recourse carveout under the Victorian Square Loan.
(2)	Other Upfront reserve represents a $140,450 outstanding TI reserve, a $100,000 Ashley Furniture rollover reserve, a $100,000 parking reserve, a $79,142 rent abatement reserve and a $5,000 upfront deferred maintenance reserve.

The following table presents certain information relating to the major tenants at the Victorian Square Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Market Bazaar	NR / NR / NR	53,996	20.0%	$323,976	16.5%	$6.00	3/31/2028	NA	NA	NA
Gabe’s(2)(3)	NR / NR / NR	57,599	21.3	302,395	15.4	5.25	7/31/2025	$119	4.4%	4, 5-year options
Ashley Furniture Home Store	NR / NR / NR	50,712	18.7	214,038	10.9	4.22	9/30/2017	NA	NA	3, 5-year options
Planet Fitness	NR / NR / NR	26,715	9.9	203,826	10.4	7.63	6/30/2026	NA	NA	2, 5-year options
Dollar Tree	NR / Ba2 / BB+	17,276	6.4	159,803	8.2	9.25	1/31/2021	NA	NA	NA
Empire Beauty School	NR / NR / NR	6,800	2.5	102,000	5.2	15.00	4/30/2018	NA	NA	1, 5-year option
Shogun Japanese Steak (Naki Corp)	NR / NR / NR	6,000	2.2	90,000	4.6	15.00	8/31/2020	NA	NA	2, 5-year options
Beauty Zone	NR / NR / NR	4,540	1.7	64,057	3.3	14.11	4/30/2019	NA	NA	1, 5-year option
Anna’s Italian Restaurant	NR / NR / NR	3,600	1.3	60,000	3.1	16.67	7/31/2017	NA	NA	NA
Safe Haven (Option Won)	NR / NR / NR	4,087	1.5	50,019	2.6	12.24	12/31/2018	NA	NA	NA
Ten Largest Owned Tenants		231,325	85.5%	$1,570,114	80.2%	$6.79
Remaining Owned Tenants		27,449	10.1	387,706	19.8	14.12
Vacant Spaces (Owned Space)		11,801	4.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		270,575	100.0%	$1,957,820	100.0%	$7.57

(1)	Certain ratings are those of the parent company, whether or not the parent guarantees the lease.
(2)	Gabe’s has certain options to reduce its rent or terminate the lease based on co-tenancy provisions and achieving sales thresholds. See “Description of the Mortgage Pool-Tenant Issues-Rights to Terminate Lease or Abate or Reduce Rent Triggered by Failure to Meet Business Objectives or Actions of Other Tenants” in the Preliminary Prospectus.
(3)	Gabe’s Tenant Sales per SF are based on trailing five month sales through November, 2015 annualized.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the lease rollover schedule at the Victorian Square Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned NRSF	% of Owned NRSF	Cumulative % of Owned NRSF	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	3,268	1.2%	1.2%	$37,371	1.9%	$11.44	3
2016(3)	8,400	3.1	4.3%	92,802	4.7	11.05	4
2017	56,820	21.0	25.3%	320,834	16.4	5.65	4
2018	14,222	5.3	30.6%	197,619	10.1	13.90	4
2019	13,278	4.9	35.5%	199,194	10.2	15.00	6
2020	6,000	2.2	37.7%	90,000	4.6	15.00	1
2021	17,276	6.4	44.1%	159,803	8.2	9.25	1
2022	0	0.0	44.1%	0	0.0	0.00	0
2023	0	0.0	44.1%	0	0.0	0.00	0
2024	1,200	0.4	44.5%	30,000	1.5	25.00	1
2025	57,599	21.3	65.8%	302,395	15.4	5.25	1
2026	26,715	9.9	75.7%	203,826	10.4	7.63	1
2027 & Thereafter	53,996	20.0	95.6%	323,976	16.5	6.00	1
Vacant	11,801	4.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	270,575	100.0%		$1,957,820	100.0%	$7.57	27

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not reflected in the Lease Expiration Schedule.
(3)	Vannessia Slappy, H&R Block and AK Wasabi have leases that expired in 2016 prior to the Cut-off Date.

The following table presents certain information relating to historical leasing at the Victorian Square Property:

Historical Leased %(1)

	2012	2013	2014	As of 1/19/2016
Owned Space	67.0%	62.0%	63.0%	95.6%

(1)	Source: Bloomberg

Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Victorian Square Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 10/31/2015	Underwritten	Underwritten $ per SF
Base Rent(2)	$1,565,354	$1,062,504	$1,429,395	$1,401,648	$1,957,820	$7.24
Gross Up Vacancy	0	0	0	0	212,418	0.79
Total Rent	$1,565,354	$1,062,504	$1,429,395	$1,401,648	$2,170,238	$8.02
Total Reimbursables	236,158	190,349	109,957	110,433	153,921	0.57
Other Income	4,325	4,218	5,700	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(274,044)	(1.01)
Effective Gross Income	$1,805,837	$1,257,071	$1,545,051	$1,512,081	$2,050,115	$7.58

Total Operating Expenses	$511,843	$468,902	$465,690	$483,447	$457,388	$1.69

Net Operating Income	$1,293,995	$788,169	$1,079,360	$1,028,634	$1,592,727	$5.89
TI/LC	0	0	0	0	136,693	0.51
Capital Expenditures	0	0	0	0	54,115	0.20
Net Cash Flow	$1,293,995	$788,169	$1,079,360	$1,028,634	$1,401,919	$5.18

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Base Rent is based on the 11/18/15 rent roll with rent bumps as of 12/1/16, and vacant space grossed up to market rents. Rent for Market Bazaar (53,996 SF) was adjusted from contractual ($480K/YR; ~$9 PSF) to reflect the appraiser’s conclusion of market rent (~$324K/YR; $6 PSF). Underwritten Base Rent also includes rent for a new tenant that will take over the space previously occupied by Aloha Cafe (1,200 SF) at the same terms ($12.20 PSF/YR NNN)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

143

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus, including the description of risk factors contained in the Preliminary Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus, conducting such investigations as the investor deems necessary and consulting with the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Preliminary Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS
—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.
■	The Offered Certificates May Not Be a Suitable Investment for You
—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.
—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.
■	The Offered Certificates Are Limited Obligations
—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.
—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.
■	Mortgage Loans Are Non-Recourse and Are Not Insured or Guaranteed
—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.
—	Investors should treat each mortgage loan as a non-recourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.
■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline
—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.
—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial, multifamily and manufactured housing community mortgage loans, whether newly originated or held in portfolios, that are available for securitization.
■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates
—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market. For example:

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

—	Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms (and their consolidated affiliates) (each, an “Affected Investor”) investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, shall not be less than 5% in the transaction; and (b) a requirement (the “Due Diligence Requirement”) that the Affected Investor has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis. National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the Affected Investor. Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU (the Alternative Investment Fund Managers Directive (the “AIFMD”)); (ii) will apply from January 1, 2016 to investments in securitizations by EEA insurance and reinsurance undertakings subject to the Solvency II Directive 2009/138/EC (“Solvency II”); and (iii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA undertakings for collective investment in transferable securities. Similar Requirements are not identical to the Retention Requirement and Due Diligence Requirement in CRR, and in particular, additional due diligence requirements apply to investors subject to AIFMD and Solvency II. Similar Requirements not yet in effect may, when they become effective, apply to securitization instruments already issued, including the certificates.
—	Prospective investors should be aware that none of the originators, the sponsors, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the certificates in accordance with the Retention Requirement or to take any other action which may be required by prospective investors for the purposes of their compliance with the Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the certificates may not be a suitable investment for Affected Investors or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the certificates in the secondary market may be adversely affected. This could adversely affect your ability to transfer certificates or the price you may receive upon your sale of certificates.
—	The European Commission has recently published a legislative proposal for an EU framework for simple, transparent and standardized securitizations which, among other things, would repeal the risk retention requirements described above and replace them with a single regime. It is impossible to predict the effect that any such future changes would have on Affected Investors or the other types of EEA regulated investors mentioned above. Prospective investors are responsible for monitoring and assessing changes to the Retention Requirements, the Due Diligence Requirement and Similar Requirements.
—	Recent changes in federal banking and securities laws, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in the United States, may have an adverse effect on issuers, investors and other participants in the asset-backed securities markets. In particular, new capital regulations, which were adopted by the U.S. banking regulators in July 2013 and began phasing in on January 1, 2014, implement (i) many aspects of the increased capital framework agreed upon by the Basel Committee on Banking Supervision (“BCBS”) in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems” and also (ii) changes required by the Dodd-Frank Act. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset-backed securities such as CMBS. Additional phases of compliance began on January 1, 2015 and January 1, 2016, respectively. Further changes in capital requirements were announced by the BCBS in January 2016 and, when implemented in the United States, these changes may have an adverse effect on investments in asset-back securities. As a result of these regulations, investments in CMBS like the certificates by financial institutions subject to these regulations may result in greater capital charges to these financial institutions, and the treatment of CMBS for their regulatory capital purposes may otherwise be adversely affected. Such developments could reduce the attractiveness of investments in CMBS for such entities.
—	Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. Under the Volcker Rule, unless otherwise jointly determined by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act. The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013, with conformance required by July 21, 2015 (or by July 21, 2016 in respect of investments in and relationships with covered funds that were in place prior to December 31, 2013, with the possibility of a further one-year extension). Although prior to the deadlines for conformance, banking entities were or are required to make good-faith efforts to conform their activities and investments to the Volcker Rule, the general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other affiliate thereof, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.
—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in commercial mortgage-backed securities for financial reporting purposes.
—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Commercial, Multifamily and Manufactured Housing Community Lending Is Dependent on Net Operating Income
—	The repayment of the mortgage loans in the pool (or related loan combination) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related loan combination) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.
■	Risks Resulting from Various Concentrations
—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.
—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.
■	Borrower May Be Unable to Repay Remaining Principal Balance on the Maturity Date
—	Mortgage loans (or loan combinations) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the mortgage loan at that time. A borrower’s ability to repay a mortgage loan (or loan combinations) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or loan combinations) or to sell the mortgaged property at a price sufficient to permit repayment.
■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield
—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases resulting from breaches of representations and warranties or material document defects or purchases by the holder of a subordinate companion loan or a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.
—	Any changes in the weighted average lives of your certificates may adversely affect your yield.
—	Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and (except for Starwood Mortgage Funding V LLC and FCRE REL, LLC, each of which has a back-up guarantor) the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot assure you that the applicable sponsor (or sponsor guarantor, if applicable) will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.
■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions
—	There may be (and there may exist from time to time) pending or threatened legal proceedings against, or disputes with, the borrowers, the property sponsors and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers or property sponsors must use property income or other income to pay judgments, legal fees or litigation costs. We cannot assure you that any litigation or dispute or any settlement of any litigation or dispute will not have a material adverse effect on your investment.
■	Appraisals May Not Reflect Current or Future Market Value of Each Property
—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.
—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan to value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is”, “as stabilized”, “prospective market value upon stabilization”, “as-if complete”, “portfolio premium” or other values, prospective investors should consider that those assumptions may not be accurate and that the “as-is”, “as stabilized”, “prospective market value upon stabilization”, “as-if complete”, “portfolio premium” or other values may not be the values of the related mortgaged properties prior to or at maturity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses
—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.
—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants and occupants or by third parties unrelated to the borrowers.
■	Insurance May Not Be Available or Adequate
—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.
—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.
—	We cannot assure you that terrorism insurance or the Terrorism Insurance Program will be available or provide sufficient protection against risks of loss on the mortgaged properties resulting from acts of terrorism.
■	The Mortgage Loan Sellers, the Sponsors and the Depositor Are Subject to Bankruptcy or Insolvency Laws That May Affect the Issuing Entity’s Ownership of the Mortgage Loans
—	In the event of the bankruptcy, insolvency, receivership or conservatorship of an originator, a mortgage loan seller or the depositor (or certain affiliates thereof), it is possible that the issuing entity’s right to payment from or ownership of certain of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.
—	An opinion of counsel will be rendered on the Closing Date to the effect that the transfer of the applicable mortgage loans by each mortgage loan seller to the depositor would generally be respected as a sale in the event of the bankruptcy or insolvency of such mortgage loan seller. Such opinions, however, are subject to various assumptions and qualifications, and there can be no assurance that a bankruptcy trustee, if applicable, or other interested party will not attempt to challenge the issuing entity’s right to payment with respect to the related mortgage loans. Legal opinions do not provide any guaranty as to what any particular court would actually decide, but rather an opinion as to the decision a court would reach if the issues were competently presented and the court followed existing precedent as to legal and equitable principles applicable in bankruptcy cases. In this regard, legal opinions on bankruptcy law matters have inherent limitations primarily because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and other policies may be subordinated, the potential relevance to the exercise of judicial discretion of future arising facts and circumstances, and the nature of the bankruptcy process. As a result, the Federal Deposit Insurance Corporation (the “FDIC”), a creditor, a bankruptcy trustee or another interested party, including an entity transferring a mortgage loan as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge were successful, payments on the certificates would be reduced or delayed. Even if the challenge were not successful, payments on the certificates would be delayed while a court resolves the claim.
—	Notwithstanding the foregoing and that true sale opinions will be rendered on the Closing Date, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale.
■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Asset Representations Reviewer, a Directing Holder, the Controlling Class Representative, any Companion Loan Holders and Mezzanine Lenders
—	The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates and/or sub-servicers, as applicable, may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates and/or sub-servicers, as applicable, holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.
■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans
—	The anticipated initial investors in certain of the subordinate certificates (the “B-Piece Buyers”) were given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests. In addition, the B-Piece Buyers received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyers may be adverse to those of purchasers of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned with Your Interests
—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the mortgage loans to the depositor (an affiliate of Citigroup Global Markets Realty Corp., one of the sponsors, Citigroup Global Markets Inc., one of the underwriters, and Citibank N.A., the certificate administrator) on the Closing Date in exchange for cash, derived from the sale of the offered certificates to investors, and/or in exchange for offered certificates. A completed offering would reduce the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans. The offering of offered certificates will effectively transfer the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.
—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.
—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.
■	Interests and Incentives of the Underwriter Entities May Not Be Aligned with Your Interests
—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are each part of separate global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.
—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.
—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.
—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.
—	Each of the foregoing affiliations and relationships should be considered carefully by you before you invest in any offered certificates.
■	Other Rating Agencies May Assign Different Ratings to the Certificates
—	Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.
■	Tax Considerations
—	The offered certificates will represent ownership (directly or through a grantor trust) of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.
—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in the offered certificates.
—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may be issued without all or certain of the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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